                                                                     Exhibit A


                                                                [EXECUTION COPY]

================================================================================



                            STOCK PURCHASE AGREEMENT


                                     among


                      KRAFT FOODS BAKERY COMPANIES, INC.,

                               KRAFT FOODS, INC.

                                      and

                             CPC INTERNATIONAL INC.


                      -----------------------------------

                           Dated as of August 7, 1995

                      -----------------------------------





================================================================================

                               TABLE OF CONTENTS


                                                                                                                         Page
                                                                                                                         ----
1.       Purchase and Sale of Stock and Other Assets; Assumption
         of Liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         1
         (a)     Certain Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         1
         (b)     Purchase and Sale of Shares, Other Assets,and UK Assets . . . . . . . . . . . . . . . . . . . . . .        2
         (c)     Other Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         3
         (d)     Assumed Liabilities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         3
         (e)     UK Assets; UK Assumed Liabilities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         3
         (f)     Transferred and Retained Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         3
         (g)     Software . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         3
         (h)     Transfer of the Tulare Facility  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         3

2.       Closing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         4
         (a)     Closing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         4
         (b)     Purchase Price Adjustment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         6

3.       Conditions to Closing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         9
         (a)     Buyer's Obligation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         9
         (b)     Sellers' Obligation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        10

4.       Representations and Warranties of Sellers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        11
         (a)     Authority; No Conflicts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        11
         (b)     Ownership of the Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        12
         (c)     Organization and Standing of the Companies
                 and the Subsidiary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        12
         (d)     Capital Stock of the Companies and the Subsidiary  . . . . . . . . . . . . . . . . . . . . . . . .        13
         (e)     Financial Schedules  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        14

                                                                                                                         Page
                                                                                                                         ----
         (f)     Title to Tangible Assets Other than
                 Real Property Interests  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        14
         (g)     Title to Real Property . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        15
         (h)     Intellectual Property  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        17
         (i)     Material Contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        18
         (j)     Litigation; Decrees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        19
         (k)     Absence of Changes or Events . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        20
         (l)     Compliance with Applicable Laws  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        20
         (m)     Employee Benefit Plans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        22
         (n)     Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        23
         (o)     Sufficiency of Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        23
         (p)     Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        24
         (q)     Liabilities. . . . . . . . .  .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        24

5.       Covenants of Sellers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        25
         (a)     Access . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        25
         (b)     Ordinary Conduct . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        26
         (c)     Confidentiality  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        28
         (d)     Preservation of Business . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        28
         (e)     Resignations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        29
         (f)     Covenant Not to Compete  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        29
         (g)     Accounts Receivable  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        30

                                                                                                                         Page
                                                                                                                         ----
6.       Representations and Warranties of Buyer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        30
         (a)     Authority; No Conflicts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        30
         (b)     Actions and Proceedings, etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        31
         (c)     Availability of Funds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        31
         (d)     Acquisition of Shares for Investment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        31

7.       Covenants of Buyer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        32
         (a)     Confidentiality  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        32
         (b)     Performance of Obligations by Buyer AfterClosing Date  . . . . . . . . . . . . . . . . . . . . . .        33
         (c)     No Additional Representations; Disclaimer
                 Regarding Estimates and Projections  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        33
         (d)     Notification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        34
         (e)     Customer Deductions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        34
         (f)     Certain Guaranties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        35

8.       Mutual Covenants.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        36
         (a)     Consents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        36
         (b)     Cooperation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        38
         (c)     Publicity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        38
         (d)     HSR Act Compliance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        38
         (e)     Promotional Materials and Records  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        39
         (f)     Employee Benefits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        40
         (g)     Transition Assistance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        49
         (h)     Proprietary Software . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        49

                                                                                                                         Page
                                                                                                                         ----
         (i)     Cash Management  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        50
         (j)     Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        51
         (k)     Transition Services Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        53
         (l)     Trademark License Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        54
         (m)     Technology License Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        54
         (n)     Tulare Facility License Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        54
         (o)     Distribution Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        54
         (p)     Lease Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        54
         (q)     UK Asset Purchase Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        54
         (r)     Co-Generation Guaranty Assignment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        54
         (s)     Know-How License Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        55
         (t)     Development Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        55
         (u)     MX Technology  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        55

9.       Further Assurances . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        55

10.      Tax Matters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        56
         (a)     Tax Returns  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        56
         (b)     Section 338(h)(10) Election  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        56
         (c)     Allocation of Final Purchase Price . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        56
         (d)     Tax Indemnification by Sellers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        57
         (e)     Tax Indemnification by Buyer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        57
         (f)     Allocation of Certain Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        58
         (g)     Filing Responsibility  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        59

                                                                                                                         Page
                                                                                                                         ----
         (h)     Refunds and Carrybacks . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        60
         (i)     Cooperation and Exchange of Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        60
         (j)     Tax Sharing Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        63
         (k)     Safe Harbor Leases . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        63
         (l)     Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        64

11.      Indemnification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        65
         (a)     Indemnification by Sellers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        65
         (b)     Exclusive Remedy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        66
         (c)     Indemnification by Buyer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        67
         (d)     Losses Net of Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        68
         (e)     Termination of Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        68
         (f)     Procedures Relating to Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        69

12.      Assignment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        71

13.      No Third-Party Beneficiaries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        71

14.      Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        71

15.      Survival of Representations and Environmental Indemnity  . . . . . . . . . . . . . . . . . . . . . . . . .        72

16.      Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        73

17.      Amendment and Waiver . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        73

18.      Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        73

19.      Interpretation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        74

                                                                                                                         Page
                                                                                                                         ----
20.      No Strict Construction.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        74

21.      Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        74

22.      Entire Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        74

23.      Brokerage  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        75

24.      Schedules  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        75

25.      Representation by Counsel; Interpretation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        75

26.      Severability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        76

27.      Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        76

28.      Exhibits and Schedules . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        76

29.      Dispute Resolution . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        76
         (a)     Negotiation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        76
         (b)     Arbitration  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        76

30.      Commercially Reasonable Efforts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        77

                             INDEX OF DEFINED TERMS


                                                                                                                   Page
                                                                                                                   ----
Accounting Firm . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
Adjustment Principles . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
Affiliate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
Anaheim Facility  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
Ancillary Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
Applicable Accounting Principles  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
Applicable Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
Assumed Liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
Authorizations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
Bakery    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
Bakery Employee Benefit Plans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
Bakery Employees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
Boboli    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
Bouyea-Fassets Benefit Plans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
Bristol Facility  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
BSCI      . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
BSCI Guaranty . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
Business  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
Buyer     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
Cash Management System  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
Cause     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
CERCLA    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
Claim     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
Closing   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
Closing Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
Closing Net Book Value Statement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
Co-Generation Guaranty Assignment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
Code      . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
Companies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
Company   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
Confidentiality Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
Deduction Notice  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
Development Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
Diligence Confidentiality Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
Distribution Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
Enhanced Severance Benefit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
Enhanced Severance Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
Entenmann's . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
Environmental Condition . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
Environmental Laws  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
Environmental Losses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
Environmental Reports . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
ERISA     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

                                                                                                                   Page
                                                                                                                   ----
ERISA Affiliate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
Excluded Liabilities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
File Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
Final Purchase Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
Financial Schedules . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
Freihofer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
Guaranties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
Guaranty  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
Hazardous Substance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
HSR Act   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
Income Tax Returns  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
Income Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
indemnified party . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
Information Memorandum  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
Initial Net Book Value Statement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
Initial Purchase Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
Institute . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
Intellectual Property . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
IRS       . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
KFBC      . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
Know-How License Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
knowledge . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
Kraft     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
Kraft Jacobs  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
Lease Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
Leased Property . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
Licensed Field  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
Losses    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
Material Adverse Effect . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
Material Contracts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
Net Book Value  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
Nontransferred Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
Nontransferred Contract . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
Notice of Disagreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
Offered Employees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
Other Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
Other Intellectual Property . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
Other Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
Owned Properties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
Owned Property  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
Partially Transferred Contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
Permitted Liens . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14

                                                                                                                   Page
                                                                                                                   ----
PMCC      . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
Properties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
Property  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
Proprietary Software  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
RCRA      . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
Records   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
Relevant Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
Representatives . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
Restricted Business . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
Safe Harbor Lease . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
Scheduled Consents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
Section 338 Forms . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
Section 338(h)(10) Election . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
Seller Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
Sellers   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
Sellers' Insurance Policies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
Shared Contracts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
Shared Indemnifiable Items  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
Shares    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
Software  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
Stock Purchase  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
Subsidiary  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
Surveyed Properties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
Tax       . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
Tax Laws  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
Tax Returns . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
Taxes     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
Taxing Authority  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
Technology License Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
Third Party Claim . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
Trademark License Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
Transferred Employees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
Transition Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
Transition Services Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
Tulare Facility . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
Tulare Facility License Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
Tulare Property . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
Tulare Records  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
UK Asset Purchase Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
UK Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
UK Assumed Liabilities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
UK Business . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

                 This STOCK PURCHASE AGREEMENT (the "Agreement"), dated as of August 7, 1995, between KRAFT FOODS BAKERY COMPANIES, INC., a Delaware corporation ("KFBC"), KRAFT FOODS, INC., a Delaware corporation ("Kraft"; together with KFBC, "Sellers"), and CPC INTERNATIONAL INC., a Delaware corporation ("Buyer");

                              W I T N E S S E T H:

                 WHEREAS, Sellers own (i) 100% of the outstanding capital stock of Boboli Co., a Delaware corporation ("Boboli"), (ii) 100% of the outstanding capital stock of Charles Freihofer Baking Company, Inc., a New York corporation ("Freihofer"), and (iii) 100% of the outstanding capital stock of Entenmann's, Inc., a Delaware corporation ("Entenmann's") (Boboli, Freihofer and Entenmann's are referred to collectively as the "Companies" and individually as a "Company");

                 WHEREAS, KFBC conducts the Business (as defined herein) through the Companies and their Subsidiary (as defined herein);

                 WHEREAS, Buyer desires to purchase from Sellers, and Sellers desire to sell to Buyer, 100% of the outstanding shares of capital stock of the Companies (the "Shares") (the sale and purchase of the Shares and certain related assets being referred to herein as the "Stock Purchase");

                 NOW, THEREFORE, the parties hereto hereby agree as follows:

                 1. Purchase and Sale of Stock and Other Assets; Assumption of Liabilities.

                 (a) Certain Definitions. As used in this Agreement (including the Schedules and Exhibits hereto), the following definitions shall apply:

                 (i) "Affiliate" shall mean any natural person, and any corporation, partnership or other entity, that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the party specified.

                 (ii) "Business" shall mean the business of manufacturing, marketing, selling and distributing fresh sweet baked goods, variety breads, and Italian bread shells and various pizza ingredients as conducted as of the date hereof by KFBC through the Companies and the Subsidiary.
                 (iii) "Intellectual Property" shall mean all of the patents, invention disclosures, registered trademarks, trade names, registered copyrights and registered service marks, and any patent applications or applications for registration of the foregoing, and any goodwill associated therewith, listed on
         Schedule 4(h) attached hereto.

                 (iv) The term "knowledge," when used in the phrase "to the knowledge of Sellers," shall mean, and shall be limited to, the actual knowledge of the following individuals: Gregory B. Murphy (President of Kraft's Bakery Division ("Bakery")), William Petersen (Vice President/Finance, Systems and Planning of Bakery), Dr. Kevin Lang (Vice President/ Operations and Technology of Bakery), Jayne Eastman (Vice President/Marketing and Development of Bakery), Stephen Bryan (President of Entenmann's), Neil Beckerman (President of Oroweat), and Martin Gorman (Deputy Chief Counsel of Kraft).

                 (v) "Material Adverse Effect" shall mean a material adverse effect upon the properties, condition (financial or otherwise) or results of operations of the Companies and the Subsidiary, taken as a whole.

                 (vi) "Subsidiary" shall mean Oroweat Bakers, Ltd., an Ontario, Canada corporation and wholly-owned subsidiary of Entenmann's.

                 (vii) "UK Assets" shall mean all the property and assets to be purchased by Buyer or its Affiliate and sold by Kraft Jacobs Suchard Ltd. ("Kraft Jacobs") pursuant to the UK Asset Purchase Agreement (as defined in Section 8(q)).

                 (viii) "UK Assumed Liabilities" shall mean the liabilities to be assumed by Buyer pursuant to the UK Asset Purchase Agreement and agreements or instruments executed in connection therewith.

                 (ix) "UK Business" shall mean the business currently conducted by Kraft Jacobs, a corporation organized under the laws of England, relating to the manufacture, sale and distribution in England of fresh sweet baked goods under the Entenmann's(R) label and frozen meat products under the Mr. Brains label, and certain other private label products as currently manufactured at the factory in Bristol, England (the "Bristol Facility").

                 (b) Purchase and Sale of Shares, Other Assets, and UK Assets. On the terms and subject to the conditions of this Agreement, at the Closing Sellers shall sell, transfer and deliver to Buyer, or cause to be sold, transferred and delivered to Buyer, and Buyer shall purchase from Sellers or an Affiliate of Sellers, the Shares, the Other Assets and the UK Assets, for an aggregate cash purchase price of $865,000,000 (the "Initial Purchase Price").

                 (c) Other Assets. The term "Other Assets" shall mean all right, title and interest of Sellers or an Affiliate of Sellers in the assets that are listed or described on Schedule 1(c). Prior to the Closing, Sellers shall have the right to update the description of the Other Assets (including
Schedule 1(c)) to reflect changes in the ordinary course of business consistent with past practice (and subject to Section 5(b) below) prior to the Closing.

                 (d) Assumed Liabilities. Buyer shall assume on the Closing Date and shall pay, perform and discharge when due the obligations and liabilities of such Seller or such Affiliate that are listed or described on
Schedule 1(d) (the "Assumed Liabilities").

                 (e)      UK Assets; UK Assumed Liabilities.        Pursuant to
the UK Asset Purchase Agreement and on the terms and subject to the conditions contained therein, Kraft Jacobs shall sell, and Buyer or an Affiliate of Buyer shall buy, the UK Assets, and Buyer or an Affiliate of Buyer shall assume the UK Assumed Liabilities.

                 (f) Transferred and Retained Assets. Buyer acknowledges that, on or prior to the Closing Date, each applicable Company or the Subsidiary will (i) transfer to KFBC the assets listed or described on Schedule 1(f) and Buyer will not acquire any interest in the assets listed or described on Schedule 1(f) and (ii) adopt a plan of liquidation which encompasses the transfer of the assets described in clause (i), and the deemed distribution to its shareholder of the proceeds of the deemed sale of all the other assets of such Company pursuant to the election under Section 338(h)(10) of the Code referred to in Section 10(b). Sellers acknowledge that the Companies (which will be deemed to be new corporations under Section 338(h)(10) of the Code) will after the Closing Date rescind such plans of liquidation. Notwithstanding any other provision of this Agreement, no representation, warranty or covenant of Sellers will be deemed to be breached, and no purchase price adjustment pursuant to Section 2 will be made, by reason of the transfers contemplated by this Section 1(f) or by reason of any facts relating to the assets referred to above.

                 (g) Software. Prior to the Closing, Sellers shall assign to Entenmann's their entire right, title and interest under the Software License Agreements set forth on Schedule 1(g).

                 (h) Transfer of the Tulare Facility. Prior to the Closing, Kraft will convey to Boboli its entire right, title and interest in the real estate located at 800 East Paige Avenue, Tulare, California on which the Tulare Facility is located as described in the legal description of such premises attached hereto as Schedule 1(h) (the "Tulare Property"). Notwithstanding any other provision of the Stock Purchase Agreement, no purchase price adjustment pursuant to
Section 2 will be made by reason of the transfer contemplated by this paragraph.

                 2.       Closing.

                 (a) Closing. The closing (the "Closing") of the transactions contemplated hereby shall be held at the offices of Kirkland & Ellis, Citicorp Center, 153 East 53rd Street, New York, New York at 10:00 a.m., local time, on October 2, 1995, or, if the conditions to Closing set forth in Sections 3(a)(iii) and 3(b)(iii) shall not have been satisfied or waived at least five business days prior to such date, on the first Monday or fiscal month-end (determined with reference to Sellers' accounting policies) that is at least five (5) business days following satisfaction of such conditions. The date on which the Closing shall occur is hereinafter referred to as the "Closing Date," and the Closing shall be deemed effective as of the opening of business on the Closing Date. On the business day immediately preceding the Closing Date, Buyer and Sellers shall conduct a pre-Closing at the same location as the Closing, commencing at 10:00 a.m., local time, at which each party shall present for review by the other party copies in execution form of all documents required to be delivered by such party at the Closing.

                 (i) At the Closing, subject to and on the terms and conditions set forth in this Agreement, Buyer shall deliver to Sellers
         (A) by wire transfer to a bank account designated in writing by Kraft immediately available funds in an amount equal to the Initial Purchase Price, (B) instruments of assumption in form and substance reasonably satisfactory to Kraft and its counsel evidencing and effecting the assumption by Buyer of the Assumed Liabilities and such other documents as are specifically required by this Agreement (it being understood that such instruments shall not require Buyer or its Affiliates to make any additional representations, warranties or covenants, expressed or implied, not contained in this Agreement), (C) documents required to be delivered by Buyer pursuant to the UK Asset Purchase Agreement, including instruments of assumption evidencing and effecting the assumption by Buyer or its Affiliate of the UK Assumed Liabilities, (D) certified copies of resolutions duly adopted by Buyer's board of directors authorizing the execution, delivery and performance of this Agreement and the Ancillary Agreements (as defined herein), (E) certified copies of Buyer's certificate of incorporation and by-laws, (F) a certificate of the Secretary or an Assistant Secretary of Buyer as to the incumbency of the officer(s) of Buyer (who shall not be such Secretary or Assistant Secretary) executing this Agreement or any Ancillary Agreement, and (G) a short-form certificate of good standing of Buyer, certified by the Secretary of State of Buyer's state of incorporation as of a date not more than three (3) business days prior to the Closing Date.

                 (ii) At the Closing, subject to and on the terms and conditions set forth in this Agreement, Sellers shall deliver or cause to be delivered to Buyer (A) certificates representing the Shares, with appropriate stock powers and requisite tax stamps attached properly signed, in form suitable for the valid transfer of such Shares to Buyer, (B) such appropriately executed instruments of sale, assignment, transfer and conveyance in form and substance reasonably satisfactory to Buyer and its counsel evidencing and effecting the sale and transfer to Buyer of the Other Assets (it being understood that such instruments shall not require Sellers or their Affiliates to make any additional representations, warranties or covenants, expressed or implied, not contained in this Agreement), (C) documents required to be delivered by Seller pursuant to the UK Asset Purchase Agreement to evidence and effect the sale and transfer to Buyer or its Affiliate of the UK Assets, (D) certified copies of resolutions duly adopted by the board of directors of each Seller, and each of the Companies and the Subsidiary authorizing the execution, delivery and performance of this Agreement and the Ancillary Agreements, to the extent each is a party hereto or thereto, (E) certified copies of the certificate of incorporation and by-laws of each Seller, and each of the Companies and the Subsidiary, (F) a certificate of the Secretary or an Assistant Secretary of each Seller, and each of the Companies and the Subsidiary as to the incumbency of the officer(s) of each (who shall not be such Secretary or Assistant Secretary) executing this Agreement or any Ancillary Agreement and (G) a short form certificate of good standing of each Seller, and each of the Companies and the Subsidiary, in each case certified by the Secretary of State or similar Canadian authority of the State or province of such entity's incorporation as of a date not more than three (3) business days prior to the Closing Date.

                 (iii)    Without limiting the generality of paragraphs (i) and
         (ii) above, at the Closing, Sellers and its Affiliates and Buyer also shall execute and deliver any separate purchase agreements, bills of sale, assumption agreements and other instruments and agreements that are reasonably requested by either party to evidence the sale to Buyer of the Shares, the

         Other Assets and the UK Assets and the assumption by Buyer of Assumed Liabilities and the UK Assumed Liabilities.

                 (iv) If the sale of all or substantially all of the UK Assets cannot be effected on the Closing Date (any such Assets being referred to herein as the "Nontransferred Assets") in accordance with the terms of the UK Agreement, Buyer and Sellers shall (A) on the Closing Date, consummate or cause to be consummated the sale and purchase of the Shares and the Other Assets on the terms and conditions set forth in this Agreement and (B) as soon as reasonably practicable after the Closing Date, consummate or cause to be consummated the sale and purchase of the UK Assets. In the event there are Nontransferred Assets, (x) Buyers may withhold the amount of U.K. Sterling 12,000,000 from the Initial Purchase Price, provided, however, that such withheld amount shall not be determinative of any amount allocated to the UK Assets or the UK Assumed Liabilities pursuant to Section 10(c), (y) prior to the Closing Date, Sellers and Buyer shall, to the extent feasible, negotiate in good faith and agree upon reasonable interim arrangements relating to the ownership and operation of the Nontransferred Assets between the Closing Date and the date such assets are actually sold (or caused to be sold) by Sellers to Buyer or its Affiliate and (z) following the Closing Date, Sellers and Buyer shall cooperate with each other regarding, and shall use commercially reasonable efforts to cause, the sale of the Nontransferred Assets and the payment of the withheld amount by wire transfer of immediately available funds as soon as reasonably practicable after the Closing Date.

                 (b)      Purchase Price Adjustment.

                 (i) Within 60 days after the Closing Date, Sellers shall prepare and deliver to Buyer a balance sheet of the Companies and the Subsidiary as of the opening of business on the Closing Date (such balance sheet, in its final and binding form, the "Closing Net Book Value Statement"). The Closing Net Book Value Statement shall be prepared, and shall fairly present in all material respects the Net Book Value as of the opening of business on the Closing Date, in accordance with the Applicable Accounting Principles in a manner consistent with the preparation of the Initial Net Book Value Statement (without regard to any purchase accounting adjustments arising out of the consummation of the transactions contemplated hereby) and the principles set forth on Schedule 2(b) hereto (the "Adjustment Principles") which, in the event of a conflict with the Applicable Accounting Principles, shall control. The parties agree that the adjustment contemplated by this Section 2(b) is solely intended to show changes in the assets and the liabilities reflected in Net Book Value from June 17, 1995 to the Closing and that any such change can only be measured if the Closing Net Book Value Statement is prepared using the same methodologies, practices and principles (subject to the immediately preceding sentence) as were used in connection with the preparation of the Initial Net Book Value Statement. During the preparation of the Closing Net Book Value Statement and the period of any dispute with respect thereto, Buyer shall and shall cause the Companies and the Subsidiary to (A) provide Sellers and Sellers' representatives with reasonable access during normal business hours and upon reasonable notice to the books, records (including work papers, schedules, memoranda and other documents), facilities and employees of the Companies and the Subsidiary, (B) provide Sellers as promptly as practicable following the Closing Date (but in no event later than 15 days after the Closing Date) with normal year-end closing financial information for the Companies and the Subsidiary for the period ending as of the opening of business on the Closing Date, and (C) cooperate fully with Sellers and Sellers' representatives, including the provision on a timely basis of all information reasonably necessary or useful in connection with the preparation of the Closing Net Book Value Statement. The Closing Net Book Value Statement shall be accompanied by a special purpose report by Coopers & Lybrand L.L.P., acting on behalf (and at the expense) of Sellers, to the effect that the Closing Net Book Value Statement has been prepared in accordance with this Section 2(b). During the 30 days immediately following Buyer's receipt of the Closing Net Book Value Statement, Buyer shall be permitted to review Coopers & Lybrand L.L.P.'s working papers relating to the issuance of their special report on the Closing Net Book Value Statement. The Closing Net Book Value Statement shall become final and binding upon the parties on the thirtieth day following receipt thereof by Buyer unless Buyer gives written notice of its disagreement (a "Notice of Disagreement") to Sellers prior to such date. Any Notice of Disagreement shall (A) specify in reasonable detail the nature and amount of any disagreement so asserted, (B) only include disagreements based on mathematical errors or based on the Closing Net Book Value Statement not being prepared in accordance with this Section 2(b) and (C) be accompanied by a certificate of Buyer that it has complied with the covenants set forth in paragraph (iv) of this Section 2(b). If a timely Notice of Disagreement is received by Seller, then the Closing Net Book Value Statement (as revised in accordance with clause (x) or (y) below) shall become final and binding upon the parties on the earlier of (x) the date the parties hereto resolve in writing any differences they have with respect to any matter specified in the Notice of Disagreement or (y) the date any matters properly in dispute are finally resolved in writing by the Accounting Firm. During the 30 days immediately following the delivery of a Notice of Disagreement, Sellers and Buyer shall seek in good faith to resolve in writing any differences which they may have with respect to any matter specified in the Notice of Disagreement. During such period, Sellers shall have reasonable access during normal business hours and upon reasonable notice to the working papers of Buyer prepared in connection with Buyer's preparation of the Notice of Disagreement. At the end of such 30-day period, Sellers and Buyer shall submit to Ernst & Young L.L.P. (the "Accounting Firm") for review and resolution of any and all matters which remain in dispute and which were properly included in the Notice of Disagreement, and the Accounting Firm shall make a final determination of the Closing Net Book Value Statement which shall be binding on the parties (it being understood, however, that the Accounting Firm shall act as an arbitrator to determine, based solely on presentations by Buyer and Sellers (and not by independent review), only those matters which remain in dispute and which were properly included in the Notice of Disagreement). The Closing Net Book Value Statement shall become final and binding on Buyer and Sellers on the date the Accounting Firm delivers its final resolution to the parties (which final resolution shall be delivered as soon as practicable following the selection of the Accounting Firm). The Accounting Firm shall be selected by Sellers and Buyer or, if the parties are unable to agree, by Sellers' and Buyer's independent accountants. The fees and expenses of the Accounting Firm pursuant to this Section 2(b) shall be borne 50% by Buyer and 50% by Sellers.

                 (ii) The Initial Purchase Price shall be either increased by the amount by which the Net Book Value reflected on the Closing Net Book Value Statement exceeds the Net Book Value reflected on the Initial Net Book Value Statement or decreased by the amount by which the Net Book Value reflected on the Initial Net Book Value Statement exceeds the Net Book Value reflected on the Closing Net Book Value Statement (the Initial Purchase Price, as so increased or decreased, being referred to herein as the "Final Purchase Price"). If the Initial Purchase Price is less than the Final Purchase Price, Buyer shall, and if the Initial Purchase Price is greater than the Final Purchase Price, Sellers shall, within five business days after the Closing Net Book Value Statement becomes final and binding on the parties, make payment to the other party by wire transfer in immediately available funds of the amount of such difference, together with interest thereon at the prime rate as announced from time to time by the First National Bank of Chicago (the "Applicable Rate") calculated on the basis of the number of days elapsed from the Closing Date to the date of payment.

                 (iii) The term "Net Book Value" shall mean the total assets of the Companies and the Subsidiary minus the total liabilities of the Companies and the Subsidiary, in each case as reflected on the Initial Net Book Value Statement or the Closing Net Book Value Statement, as the case may be.

                 (iv) Buyer agrees that following the Closing it will not take any actions with respect to the accounting books, records, policies and procedures of the Companies and the Subsidiary that would obstruct or prevent the preparation of the Closing Net Book Value Statement as provided in this Section 2(b). Buyer will cooperate in the preparation of the Closing Net Book Value Statement, including providing customary certifications to Sellers or, if requested, to Sellers' auditors or the Accounting Firm.

                 (v) The adjustment to the purchase price for the UK Assets provided in the UK Asset Purchase Agreement is separate from, and shall not affect or be affected by, the determination of the Final Purchase Price under this Agreement.

                 3.       Conditions to Closing.

                 (a) Buyer's Obligation. The obligation of Buyer to purchase and pay for the Shares, the UK Assets and the Other Assets and assume the UK Assumed Liabilities and the Assumed Liabilities is subject to the satisfaction (or waiver by Buyer) as of the Closing of the following conditions:

                 (i) The representations and warranties of Sellers made in this Agreement (other than those in Section 4(q)(ii)) shall be true and correct as of the date hereof and such representations and warranties (together with the representations and warranties made in the UK Asset Purchase Agreement) shall be true and correct on and as of the Closing Date, as though made on and as of the Closing Date, except to the extent of changes or developments contemplated by the terms of this Agreement and the UK Asset Purchase Agreement and except for representations and warranties that speak as of a specific date or time (which need only be true and correct as of such date or time), and Sellers shall have performed or complied with all obligations and covenants required by this Agreement to be performed or complied with by Sellers by the time of the Closing, except for breaches of such representations and warranties and covenants that, in the aggregate, together with all information disclosed in any supplements, modifications and updates to the Schedules by Sellers prior to the Closing as permitted by this Agreement, would not have a Material Adverse Effect; and Sellers shall have delivered to Buyer certificates dated the Closing Date and signed by a Vice President of each Seller confirming the foregoing;

                 (ii) No injunction or order of any court or administrative agency of competent jurisdiction shall be in effect as of the Closing which restrains or prohibits the consummation of the Stock Purchase and the transfer of the Other Assets;

                 (iii) The waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), shall have expired or been terminated; and

                 (iv) Sellers, the Companies and the Subsidiary (as appropriate) shall have executed and delivered, or shall have caused to be executed and delivered, the Co-Generation Guaranty Assignment, the Development Agreement, the Distribution Agreement, the Know-How License Agreement, the Lease Agreement, the Transition Services Agreement, the Technology License Agreement, the Trademark License Agreement, the Tulare License Agreement and the UK Asset Purchase Agreement, (collectively, the "Ancillary Agreements").

                 (b) Sellers' Obligation. The obligation of Sellers to sell and deliver or cause to be sold and delivered the Shares, the UK Assets and the Other Assets to Buyer is subject to the satisfaction (or waiver by Sellers) as of the Closing of the following conditions:

                 (i) The representations and warranties of Buyer made in this Agreement shall be true and correct in all material respects as of the date hereof and on and as of the Closing Date, as though made on and as of the Closing Date, except to the extent of changes or developments contemplated by the terms of the Agreement and except for representations and warranties that speak as of a specific date or time (which need only be true and correct as of such date or time), and Buyer shall have performed or complied in all material respects with the obligations and covenants required by this Agreement to be performed or complied with by Buyer by the time of the Closing; and Buyer shall have delivered to Sellers a certificate dated the Closing Date and signed by the President or a Vice President of Buyer confirming the foregoing;

                 (ii) No injunction or order of any court or administrative agency of competent jurisdiction shall be in effect as of the Closing which restrains or prohibits the consummation of the Stock Purchase and the transfer of the Other Assets;

                 (iii) The waiting period under the HSR Act shall have expired or been terminated; and

                 (iv) Buyer shall have executed and delivered each of the Ancillary Agreements.

                 4. Representations and Warranties of Sellers. Sellers hereby jointly and severally represent and warrant to Buyer as follows:

                 (a)      Authority; No Conflicts.

                 (i) Each of Kraft, KFBC, the Companies and the Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the state or other jurisdiction of its incorporation. Each of Kraft, KFBC, the Companies and the Subsidiary has all requisite corporate power and authority to enter into this Agreement and such Ancillary Agreements, to the extent any is a party hereto or thereto, as are contemplated hereby to be executed and delivered by it and to consummate the transactions contemplated hereby and thereby. All corporate acts and other proceedings required to be taken by each of Kraft, KFBC, the Companies and the Subsidiary to authorize the execution, delivery and performance of this Agreement and such Ancillary Agreements, to the extent any is a party hereto or thereto, and the consummation of the transactions contemplated hereby and thereby, have been or will have been at or prior to the Closing duly and properly taken. This Agreement has been duly executed and delivered by Sellers, and such Ancillary Agreements as are contemplated hereby to be executed and delivered by any of Kraft, KFBC, the Companies and the Subsidiary will, to the extent any is a party thereto, be duly and validly executed and delivered by Kraft, KFBC, such Company or the Subsidiary, as applicable. This Agreement and such Ancillary Agreements constitute, or will constitute, as the case may be, valid and binding obligations of Kraft, KFBC, the Companies and the Subsidiary, to the extent any is a party thereto, enforceable against Kraft, KFBC, the Companies and the Subsidiary, as applicable, in accordance with their respective terms.

                 (ii) Subject to the matters disclosed on Schedule 4(a)(ii), the execution and delivery of this Agreement by

         Sellers and the execution and delivery of such Ancillary Agreements as are contemplated hereby to be executed and delivered by any of Kraft, KFBC, the Companies and the Subsidiary, to the extent any is a party thereto, do not or will not, as the case may be, and the consummation by any of Kraft, KFBC, the Companies and the Subsidiary of the transactions contemplated hereby and thereby and compliance by any of Kraft, KFBC, the Companies and the Subsidiary with the terms hereof and thereof will not, conflict with, or constitute any violation of or default (or an event which, with notice or lapse of time or both, would constitute any violation of or default) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a benefit under, or result in the creation of any lien, claim, encumbrance, security interest, option, charge or restriction of any kind upon any of the Properties or other assets of Kraft, KFBC, the Companies and the Subsidiary under, or require any consent, authorization or approval under any provision of the certificate of incorporation or by-laws of any of Kraft, KFBC, the Companies or the Subsidiary, any material contract or any material judgment, order or decree or any material statute, law, ordinance, rule or regulation applicable to any of Kraft, KFBC, the Companies and the Subsidiary or the assets of any of Kraft, KFBC, the Companies and the Subsidiary, other than any such conflicts, violations, defaults, rights or liens, claims, encumbrances, security interests, options, charges or restrictions that, individually or in the aggregate, would not have a Material Adverse Effect and would not impair the ability of Sellers to consummate the transactions contemplated hereby, and other than any such consents, authorizations or approvals required under the HSR Act or that may be required solely by reason of Buyer's participation in the transactions contemplated hereby.

                 (b) Ownership of the Shares. KFBC is the record and beneficial owner of all of the Shares. The sale and delivery of the Shares to Buyer pursuant to this Agreement will vest in Buyer all right, title and interest in the Shares, free and clear of all adverse claims (as defined under U.C.C. Section 8-302(2)), other than adverse claims created by or through or suffered by Buyer.

                 (c) Organization and Standing of the Companies and the Subsidiary. Each of the Companies and the Subsidiary is a corporation duly organized and validly existing under the laws of the state or other jurisdiction of its incorporation as set forth on Schedule 4(c). Each of the Companies and the Subsidiary has all requisite corporate power and authority and possesses all governmental franchises, licenses, permits, authorizations and approvals necessary to enable it to carry on its business as presently conducted other than such franchises, licenses, permits, authorizations and approvals the lack of which, individually or in the aggregate, would not have a Material Adverse Effect. Each of the Companies and the Subsidiary is duly qualified and in good standing to do business in the respective jurisdictions set forth under each entity's name on Schedule 4(c). The jurisdictions set forth on Schedule 4(c) constitute a complete list of all jurisdictions in which the ownership or leasing of the respective properties of the Companies and the Subsidiary or the conduct of their respective operations makes such qualification or good standing necessary other than such qualifications or good standings the lack of which, individually or in the aggregate, would not have a Material Adverse Effect. Sellers have made available to Buyer true and complete copies of (i) the Certificate of Incorporation, as amended to the date of this Agreement, and the By-laws, as in effect on the date hereof, of each of the Companies and the Subsidiary and (ii) the stock certificate and transfer books of each of the Companies and the Subsidiary. Except for the capital stock of the Subsidiary, none of the Companies nor the Subsidiary directly or indirectly owns any capital stock of or other equity interests in any corporation, partnership or other entity.

                 (d)      Capital Stock of the Companies and the Subsidiary.
Schedule 4(d) sets forth for each of the Companies and the Subsidiary the amount of its authorized capital stock, the amount of its outstanding capital stock and the record owners of its outstanding capital stock. All the outstanding shares of capital stock of each of the Companies and the Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable. Neither the Shares nor any shares of capital stock of the Subsidiary has been issued in violation of, and none of the Shares or shares of capital stock of the Subsidiary is subject to, any preemptive or subscription rights. Except as set forth on Schedule 4(d), there are no shares of capital stock or other equity securities of any of the Companies or the Subsidiary outstanding. There are no outstanding warrants, options, "phantom" stock rights, agreements, convertible or exchangeable securities or other commitments (other than this Agreement) pursuant to which any of Kraft, KFBC, the Companies or the Subsidiary is or may become obligated to issue, sell, purchase, return or redeem any shares of capital stock or other securities of any of the Companies and the Subsidiary, and no equity securities of the Companies or the Subsidiary are reserved for issuance for any purpose. Entenmann's is the record owner of all the outstanding shares of capital stock of the Subsidiary. Entenmann's has all right, title and interest in the shares of capital stock of the Subsidiary, free and clear of all adverse claims (as defined under U.C.C.
Section 8-302(2)), other than adverse claims created by or through or suffered by Buyer.

                 (e) Financial Schedules. Schedule 4(e) sets forth pro forma statements of results of operations for the Companies and the Subsidiary for the 52-week period ended December 18, 1993, the 52-week period ended December 17, 1994 and the 26-week period ended June 17, 1995, and a statement (the "Initial Net Book Value Statement") setting forth the Net Book Value as of June 17, 1995, in each case together with the notes thereto (such schedules, together with the Initial Net Book Value Statement, being referred to herein as the "Financial Schedules"). The Financial Schedules have been derived from the accounting books and records of KFBC, the Companies and the Subsidiary and present fairly in all material respects the results of operations for the Companies and the Subsidiary on the pro forma basis described in the notes thereto for the respective periods covered thereby and the statement of Net Book Value as of June 17, 1995 on the basis described in the notes thereto, in each case in accordance with United States generally accepted accounting principles, consistently applied, except as otherwise provided in the Financial Schedules (such accounting principles, together with the exceptions thereto, being referred to herein as the "Applicable Accounting Principles").

                 (f) Title to Tangible Assets Other than Real Property Interests. The Companies and the Subsidiary have good and valid title to all the material tangible assets reflected in the Initial Net Book Value Statement, except those sold or otherwise disposed of since the date of the Initial Net Book Value Statement in the ordinary course of business consistent with past practice (and subject to Section 5(b) hereof), free and clear of all mortgages, liens, security interests, charges, pledges, hypothecations, restrictions, options, claims, disputes, leases or other encumbrances of any nature whatsoever, except (i) such as are disclosed on Schedule 4(f) or the other Schedules hereto, (ii) mechanics', carriers', workmen's, repairmen's or other like liens arising or incurred in the ordinary course of business which are not yet delinquent or the validity of which are being contested in good faith by appropriate proceedings, (iii) liens arising under original purchase price conditional sales contracts and equipment leases with third parties entered into in the ordinary course of business, (iv) liens for taxes, assessments and other governmental charges which are not yet delinquent or the validity of which are being contested in good faith by appropriate proceedings and for which the appropriate Company or Subsidiary has set aside on its books adequate reserves with respect thereto, and (v) other imperfections of title, restrictions or encumbrances, if any, which imperfections of title, restrictions or encumbrances do not, individually or in the aggregate, materially impair the continued use and operation of the assets to which they relate in the operation of the Companies and the Subsidiary as currently conducted (collectively, the "Permitted Liens"). The Sellers and their respective Affiliates have good and valid title to all tangible assets included in the Other Assets, free and clear of all mortgages, liens, security interests, charges, pledges, hypothecations, restrictions, options, claims, disputes, leases or other encumbrances of any nature whatsoever, except the Permitted Liens. This Section 4(f) does not relate to real property or interests in real property, it being the intent of the parties that such items are the subject of Section 4(g).

                 (g) Title to Real Property. The term "Owned Properties" as used herein means (x) all real property and interests in real property owned in fee by any of KFBC, the Companies, or the Subsidiary as set forth on
Schedule 4(g)-1 and (y) the North Tulare facility, owned by Kraft and located in Tulare, California (the "Tulare Facility") and the portion of the Anaheim facility (the "Anaheim Facility") located in Anaheim, California constituting the leased premises under the Lease Agreement (each of the properties described in clauses (x) and (y) is referred to individually as an "Owned Property"). Sellers shall use all commercially reasonable efforts to obtain and deliver to Buyer, prior to the Closing, current surveys (the cost of which shall be divided equally) of all properties listed on Schedule 4(g)-2 (the "Surveyed Properties"), provided, however, (a) Seller's delivery of said surveys prior to the closing of the transaction contemplated hereby shall not be considered a condition to Buyer's obligation to purchase the Shares and the Other Assets and to assume the Assumed Liabilities, and (b) Seller's failure to deliver said surveys (i) shall not be considered a default under this Agreement and (ii) shall not delay the Closing. Sellers shall obtain, prior to the Closing, title commitments from Chicago Title Insurance Corporation for each Owned Property. Provided Sellers shall not be required to expend any monies, post any bonds or act as a surety to the title insurance company, Sellers shall, at or prior to the Closing, deliver or cause to be delivered such commercially reasonable affidavits, certificates, information and instruments of indemnification as shall be reasonably required to induce the title insurance company to issue owners' title insurance policies covering the Owned Properties (i) free of any exceptions for (x) rights of parties in possession other than the insured and
(y) mechanics' and materialmen's liens and (ii) together with endorsements regarding extended coverage, zoning, non-imputation access and/or location. Sellers have made available to Buyer complete copies of all title insurance commitments, title insurance policies and surveys in their, the Companies' and the Subsidiary's possession relating to the Properties. Schedule 4(g)-3 sets forth a list of real properties leased by a Company or the Subsidiary pursuant to leases under which the applicable Company or the Subsidiary (a) has an annual base rental obligation in excess of $50,000 or (b) has an aggregate base rental liability for the remaining term (exclusive of renewal or extension periods) of the applicable lease in excess of $250,000 (individually, a "Leased Property"). The Leased Properties are the only real properties leased by the Companies and the Subsidiary which are material to the current operation of the Business conducted by the Companies and the Subsidiary. An Owned Property or Leased Property shall be sometimes referred to herein individually as a "Property" and collectively as the "Properties". The Companies and the Subsidiary and Kraft (with respect to the Tulare Facility and the Anaheim Facility) have good and marketable fee simple title to each of the Owned Properties and valid leasehold interests in all Leased Properties, in each case free and clear of all mortgages, liens, security interests, charges, pledges, hypothecations, restrictions, options, claims, disputes, leases, easements, covenants, rights-of-way and other similar restrictions of any nature whatsoever, except (i) Permitted Liens (other than those referred to in clause (iii) of the definition thereof), (ii) easements, covenants, rights-of-way and other restrictions of record,(iii) any conditions that may be shown by a current, accurate survey or physical inspection of the relevant Property made prior to the Closing and which shall not, as of the Closing and for a period of two years thereafter, individually or in the aggregate, materially impair the use and operation of the Property affected thereby as currently used or operated, (iv) current general real estate taxes and installments for special assessments which are not yet due and payable, (v) existing unrecorded leases, licenses and possession or occupancy agreements, if any, which shall not, as of the Closing and for a period of two years thereafter, individually or in the aggregate, materially impair the use and operation of the Property affected thereby as currently used or operated, (vi)
(A) zoning, building, fire, health, environmental and pollution control laws, ordinances, rules and safety regulations and other similar restrictions, (B) liens, security interests or encumbrances that have been placed by any developer, landlord or other third party on property over which any of the Companies or the Subsidiary has easement rights or on any Leased Property and subordination or similar agreements relating thereto, (C) mortgages, the liability for which has been accounted for in the Initial Net Book Value Statement, and (D) unrecorded easements, covenants, rights-of-way, liens or other restrictions which shall not, as of the Closing and for a period of two years thereafter, individually or in the aggregate, materially impair the use and operation of the Property affected thereby as currently used or operated, and (vii) acts done or suffered to be done by, and judgments against, Buyer and those claiming by, through or under Buyer, and (viii) any and all orders, decrees, awards or judgments related to (A) any eminent domain or condemnation proceedings or (B) the Americans with Disabilities Act. Sellers shall use commercially reasonable efforts in order to cause the title company to delete or insure over any and all unpermitted title exceptions under this Section 4(g); provided, however, (a) such obligation shall not be deemed a condition to Buyer's obligation to purchase the Shares and the Other Assets and to assume the Assumed Liabilities and (b) Sellers' failure to cause the deletion or insurance over such unpermitted exceptions (i) shall not be considered a breach or give rise to a claim for indemnity under this Agreement and (ii) shall not delay the Closing.

                 (h)      Intellectual Property.  Except as disclosed on
Schedule 4(h), as of the date of this Agreement, the Companies and the Subsidiary own or have the right to use, without payment to any other party, the Intellectual Property and all material trade secrets and know-how used in the Business. Except as set forth on Schedule 4(h), no material claims are pending or, to the knowledge of any of Sellers, the Companies or the Subsidiary, threatened against any of the Companies or the Subsidiary as of the date of this Agreement by any person with respect to the ownership or use of any of the Intellectual Property. Except as set forth on Schedule 4(h), no licenses, sublicenses or agreements pertaining to any of the Intellectual Property have been granted or entered into by any of the Companies or the Subsidiary. To the knowledge of the Sellers, each of the Sellers, the Companies and the Subsidiary have taken all reasonable steps in accordance with customary industry standards to maintain the confidentiality of the material trade secrets and know-how used in the Business. To the knowledge of the Sellers, the Companies and the Subsidiary, each of the trademarks and service marks included among the Intellectual Property are valid and enforceable. None of the Sellers, the Companies or the Subsidiary have received any notices of, nor are aware of any facts which indicate a likelihood of, any infringement by any third party with respect to those trademarks and service marks included among the Intellectual Property. Prior to the Closing, Kraft shall assign to the Companies and the Subsidiary its entire right, title and interest in and to all know-how used exclusively in the Business. Although the Companies and the Subsidiary may own or have the right to use intellectual property not set forth on Schedule 4(h) (the "Other Intellectual Property"), except as expressly set forth herein with respect to material trade secrets and know-how, Buyer acknowledges and agrees that Sellers have not made and are not making any representation or warranty of any type, express or implied (including any implied warranties of noninfringement or title), as to such Other Intellectual Property and any information provided to Buyer regarding the Other Intellectual Property is being provided for informational purposes only. As between the parties, Buyer further acknowledges and agrees that any trade secrets, know-how or other confidential technical and business information not used exclusively in the Business is the exclusive property of the Sellers and that neither

Buyer, the Companies nor the Subsidiary has any rights therein, except as set forth in the Know-How License Agreement. Except as set forth on Schedule 4(h), the Companies and the Subsidiary have or will receive pursuant to the transactions contemplated by this Agreement and the Ancillary Agreements the right to use, without payment to any other party other than maintenance and transfer fees, all software applications currently in use by the Companies and the Subsidiary that are material to the Business.

                 (i) Material Contracts. Schedule 4(i) sets forth a list as of the date of this Agreement of each of the following types of written contracts to which any of the Companies or the Subsidiary is a party:

                 (i) any employment agreement or employment contract with any officer or director of any of the Companies or the Subsidiary that has future liability in excess of $150,000 per annum and is not terminable by notice of not more than 60 calendar days for a cost of less than $150,000;

                 (ii)     any employee collective bargaining agreement;

                 (iii) any covenant not to compete that materially impairs the Business;

                 (iv) any lease or similar agreement under which any of the Companies or the Subsidiary is a lessor or sublessor of, or makes available for use by any third party, any real property owned or leased by any of the Companies and the Subsidiary or any portion of premises otherwise occupied by any of the Companies or the Subsidiary, in any case which has future liability in excess of $150,000 per annum and is not terminable by notice of not more than 60 calendar days for a cost of less than $150,000;

                 (v) any lease or similar agreement under which (A) any of the Companies or the Subsidiary is lessee of, or holds or uses, any machinery, equipment, vehicle or other tangible personal property owned by a third party or (B) any of the Companies or the Subsidiary is a lessor or sublessor of, or makes available for use by any third party, any tangible personal property owned or leased by any of the Companies or the Subsidiary; in any case which has future liability in excess of $250,000 per annum and is not terminable by notice of not more than 60 calendar days for a cost of less than $250,000;

                 (vi) any agreement or contract under which any of the Companies or the Subsidiary has borrowed or loaned any money or issued any note, bond, indenture or other evidence of indebtedness or directly or indirectly guaranteed indebtedness, liabilities or obligations of others (other than endorsements for the purpose of collection, loans made to employees for relocation, travel or other employment-related purposes, or purchases of equipment or materials made under conditional sales contracts, in each case in the ordinary course of business), or any other note, bond, indenture or other evidence of indebtedness, in each case having an outstanding principal amount in excess of $500,000;

                 (vii) any agreement or contract under which any other person has directly or indirectly guaranteed indebtedness, liabilities or obligations of any of the Companies or the Subsidiary (other than endorsements for the purpose of collection in the ordinary course of business), in each case having an outstanding principal amount or aggregate future liability in excess of $500,000; or

                 (viii) any other agreement, contract, lease, license, commitment or instrument, in each case not included in clauses (i) through (vii) above, to which any of the Companies or the Subsidiary is a party or by or to which any of their assets are bound or subject which has future liability in excess of $1,000,000 per annum and is not terminable by notice of not more than 60 calendar days for a cost of less than $1,000,000 (other than purchase contracts and orders for inventory in the ordinary course of business consistent with past practice).

                 Sellers have delivered to, or made available for inspection by, Buyer a copy of each contract, lease, license, instrument or other agreement listed on Schedule 4(i) as amended to date. Except as disclosed on 4(i) or the other Schedules hereto, each contract, lease, license, commitment, instrument or other agreement of any of the Companies and the Subsidiary required by this Section 4(i) to be described on Schedule 4(i) (collectively, the "Material Contracts") is valid, binding and in full force and effect and is enforceable by a Company or the Subsidiary, as applicable, in accordance with its terms. Except as disclosed in Schedule 4(i) or the other Schedules hereto, a Company or the Subsidiary, as applicable, has performed all material obligations required to be performed by it to date under the Material Contracts and is not (with or without the lapse of time or the giving of notice, or both) in breach or default in any material respect thereunder.

                 (j) Litigation; Decrees. Schedule 4(j) sets forth a list, as of the date of this Agreement, of all pending lawsuits or claims (excluding lawsuits or claims for workers' compensation) with respect to which any Company or the Subsidiary has received service of process against any Company or the Subsidiary or any of their respective properties, assets, operations or businesses or the Other Assets or, to the Sellers' knowledge, which have been threatened, and which (A) involve a claim against any Company or the Subsidiary, as applicable, of, or which involve an unspecified amount which could reasonably be expected to result in liability of, more than $250,000, (B) seek any material injunctive relief which would affect Buyer's acquisition, ownership or operation of the Companies and the Subsidiary, or (C) directly relate to the transactions contemplated by this Agreement. To the knowledge of Sellers, except as disclosed on Schedule 4(j), none of the Companies or the Subsidiary is in default under any material judgment, order or decree of any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign.

                 (k)      Absence of Changes or Events.  Except as set forth on
Schedule 4(k) or the other Schedules hereto, since June 17, 1995, there has been no material adverse change in the Business, properties, condition (financial or otherwise) or results of operations of the Companies and the Subsidiary taken as a whole, other than changes resulting from developments or occurrences relating to or affecting United States or foreign economies in general or the industry of the Companies and the Subsidiary in general and not specifically relating to the Companies and the Subsidiary, and other than changes that are the result of actions taken by Buyer prior to the Closing Date or as contemplated herein that have an effect on the Companies and the Subsidiary. Buyer acknowledges that there may be a disruption to the Business as a result of the execution of this Agreement, the announcement by Buyer of its intention to purchase the Companies and the Subsidiary or the announcement by Kraft of its intention to sell the Companies and the Subsidiary, and the consummation of the transactions contemplated hereby, and Buyer agrees that such disruptions do not and shall not constitute a breach of this Section 4(k).

                 (l)      Compliance with Applicable Laws.

                 (i) Except as set forth on Schedule 4(l)(i) or the other Schedules hereto, or as previously disclosed by Sellers to Buyer in writing, to the knowledge of Sellers, the Companies, the Subsidiary, Kraft (with respect to the Tulare Facility and the Anaheim Facility) and their respective Properties are in compliance in all respects with all applicable statutes, laws, ordinances, rules, orders and regulations of any governmental authority or instrumentality, except to the extent any instances of non-compliance would not result in a Material Adverse Effect. Except as set forth on Schedule 4(l)(i) or the other Schedules hereto, or as previously disclosed by Sellers to Buyer in writing, to the knowledge of Sellers, since December 31, 1994, none of the Companies, the Subsidiary or Kraft (with respect to the Tulare Facility and the Anaheim Facility) has received any written communication from a governmental authority that alleges that any of them or any of their Properties is not in compliance with all federal, state or local laws, rules and regulations, except to the extent any instances of non-compliance would not result in a Material Adverse Effect. Notwithstanding the foregoing, Buyer acknowledges and agrees that Sellers have not made and are not making any representation or warranty that any of the Properties are in compliance with the Americans with Disabilities Act. This Section 4(l)(i) does not relate to environmental matters, it being the intent of the parties that environmental matters are the subject of Section 4(l)(ii).

                 (ii) Sellers have provided Buyer with copies of or access to certain environmental reports relating to certain of the Properties, true and correct copies of which are attached as part of
         Schedule 4(l)(ii) (the "Environmental Reports"). Except as set forth in the Environmental Reports or in Schedule 4(l)(ii), (A) since December 31, 1993, none of Sellers, the Companies and the Subsidiary has received any written communication from a governmental authority that alleges that any Company, the Subsidiary, Kraft (with respect to the Tulare Facility and the Anaheim Facility) or Kraft Jacobs (with respect to the UK Business) is not in compliance, in all material respects, with or has material liability (other than executory obligations of the type referred to in Section 4(q)) under any Environmental Laws (Buyer hereby acknowledges that Sellers have received written notices from governmental entities regarding Sellers' failure to timely file reports regarding certain underground storage tanks, which notices are no longer pending or such filing issue has otherwise been resolved), and (B) to the knowledge of Sellers, the Companies, the Subsidiary, Kraft (with respect to the Tulare Facility and the Anaheim Facility) and Kraft Jacobs (with respect to the UK Business) hold, and are in compliance with, all material permits, licenses and governmental authorizations (collectively, "Authorizations") required for the Companies, the Subsidiary, Kraft (with respect to the Tulare Facility and the Anaheim Facility) and Kraft Jacobs (with respect to the UK Business) to operate under Environmental Laws, and are in compliance with all Environmental Laws, except for failures to have such Authorizations and instances of noncompliance which, individually or in the aggregate, would not have a Material Adverse Effect. As used in this Agreement, the term "Environmental Laws" means all laws, rules and regulations relating to pollution or the protection of the environment and includes, without limitation, the Clean Air Act, as amended, the Comprehensive Environmental Response, Compensation and Liability Act, as amended ("CERCLA"), the Resource Conservation and Recovery Act, as amended ("RCRA"), the Clean Water Act, as amended.

                 (m)      Employee Benefit Plans.

                 (i) Schedule 4(m) lists all of the material pension, retirement, profit sharing, savings, deferred compensation, health, life insurance, disability, accidental death and dismemberment, stock option, stock bonus, restricted stock, stock appreciation right, stock purchase, bonus, incentive compensation, severance, and other employee benefit plans (other than multiemployer plans (as defined in Section 3(37) of ERISA)) maintained or contributed to by Sellers, the Companies or the Subsidiary with respect to current or former employees of the Companies or the Subsidiary or the employees listed on Schedule 8(f)-2 (the "Bakery Employee Benefit Plans"). Sellers have delivered to, or made available for inspection by, Buyer a copy of each Bakery Employee Benefit Plan, including all amendments thereto. Sellers have provided or made available to Buyer the name of each multiemployer plan contributed to by Sellers, the Companies or the Subsidiaries with respect to the employees of the Companies or the Subsidiary or the employees listed on Schedule 8(f)-2, and Sellers, the Companies and the Subsidiaries have made all contributions which are due under each such multiemployer plan and have not withdrawn from any such multiemployer plan. With respect to each Bakery Employee Benefit Plan to be assumed or retained by Buyer, the Companies or the Subsidiary on or after the Closing, Sellers have delivered to, or made available for inspection by, Buyer a copy of: (i) any trust agreements thereunder, (ii) any current summary plan descriptions,
         (iii) the most recent Forms 5500, financial statements and actuarial reports, if applicable, and (iv) the most recent Internal Revenue Service determination letter, if applicable.

                 (ii) All Bouyea-Fassets Benefit Plans which are "employee benefit plans" (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) are in compliance in all material respects with the applicable requirements of law, including ERISA and the Code.

                 (iii) Each Bouyea-Fassets Benefit Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter that it is so qualified and that its trust is exempt from taxation, and Sellers are not aware of any facts which would cause such favorable determination letters to be revoked.

                 (iv) With respect to each Bakery Employee Benefit Plan to be assumed or retained by Buyer, the Companies or the Subsidiary on or after the Closing, (A) there have been no non-exempt prohibited transactions within the meaning of Section 4975 of the Code or Section 406 of ERISA, (B) all contributions to and payments from the plan which are required to have been made have been timely made, (C) there has been no waiver of the minimum funding requirements of Section 412 of the Code or of Part 3 of Subtitle B of Title I of ERISA, (D) there are no investigations pending by any governmental entity, (E) all applicable reporting and disclosure requirements have been satisfied,
         (F) there are no pending or threatened claims (other than routine claims for benefits), suits or proceedings, (G) there has been no reportable event within the meaning of Section 4043 of ERISA and the regulations thereunder, (H) no notice of intent to terminate has been filed with the Pension Benefit Guaranty Corporation, and (I) the Pension Benefit Guaranty Corporation has not instituted proceedings to terminate the plan or to appoint a trustee to administer the plan. Clauses (G), (H) and (I) relate only to plans subject to Title IV of ERISA.

                 (n) Taxes. Except as regards the Companies' liability for Other Taxes for periods or portions of periods ending on or prior to the Closing Date for purposes of applying Sections 4(e) and 4(q), none of the representations and warranties in this Section 4 shall be construed to apply to compliance with or violation of any Tax law. Except as stated in the preceding sentence, Section 10 of this Agreement contains Seller's representations and warranties on Taxes.

                 (o) Sufficiency of Assets. The assets and properties of the Companies and the Subsidiary and the Other Assets constitute all of the assets and properties, together with Buyer's rights under the Ancillary Agreements, which are necessary for the conduct of the Business by the Companies and the Subsidiary except for (i) assets and properties disposed of in the ordinary course of business consistent with past practice (and subject to Section 5(b) below) and (ii) assets and properties owned by Kraft and its Affiliates and used in the performance by Kraft and its Affiliates of services for the Companies and the Subsidiary, including: Central Research; Corporate Market Services; Data Processing Systems; Human Resources; Legal Counsel; Tax and Audit; Real Estate; Operations Systems; Treasury Services; Payroll Administration; Pension Administration; Purchasing (including the Shared Contracts); and Risk Management.

                 (p) Insurance. As of the date hereof, each of the Companies and the Subsidiary and Kraft (with respect to the Tulare Facility and the Anaheim Facility) is covered (subject to applicable deductibles, self-insurance provisions and other limitations on coverage) by valid insurance policies issued in favor of Sellers or their respective Affiliates and/or any of the Companies or the Subsidiary. Sellers have not received any notices of cancellation or non-renewal with respect to any such policies, all premiums due thereon have been paid and Sellers, the Companies, the Subsidiary and such Affiliates have complied with the provisions of such policies (except for notices of cancellation or nonrenewal, failures to pay premiums and to comply which, individually or in the aggregate, would not have a Material Adverse Effect). To the knowledge of Sellers, workmen's compensation loss runs provided or made available to Buyer covering the last ten years were received in the ordinary course of business, have been relied upon by Sellers in the conduct of the Business and accurately reflect the loss information shown thereon in all material respects.

                 (q)      Liabilities.

                 (i) To the knowledge of Sellers, there are no liabilities of the Companies and the Subsidiary which would have a Material Adverse Effect and which are not reflected on the Initial Net Book Value Statement, except for liabilities incurred in the ordinary course consistent with past practice (subject to Section 5(b) below) since June 17, 1995, liabilities for which Sellers have responsibility under this Agreement, and liabilities of the type not required by generally accepted accounting principles to be reflected on a balance sheet; and, to the knowledge of Sellers, all contingent liabilities relating to the Business as of June 17, 1995 have been adequately reserved for on the Initial Net Book Value Statement except that no representation is made as to (A) retiree medical and life insurance liabilities, (B) liabilities for which Sellers have responsibility under this Agreement, (C) workmen's compensation liabilities, (D) Environmental Losses and (E) liabilities for executory obligations (excluding liabilities for breach or non-compliance) to be performed after the Closing either under contracts, permits and similar instruments or under applicable laws which executory obligations do not require accruals under generally accepted accounting principles (collectively, the liabilities referred to in clauses (A) through (E) shall constitute the "Excluded Liabilities") and except to the extent the failure to maintain adequate reserves would not have a Material Adverse Effect.

                 (ii) At the opening of business on the Closing Date there will be, to the knowledge of Sellers, no liabilities, including contingent liabilities (whether or not required by generally accepted accounting principles to be reflected on a balance sheet), of the Companies and the Subsidiary which will not be fully reserved for on the Closing Net Book Value Statement except that no representation is made as to the Excluded Liabilities (it being understood that (x) the adequacy of reserves shall be determined by the total amount of reserves as reflected on the Closing Net Book Value Statement, excluding reserves for Excluded Liabilities, in relation to the total amount of liabilities, excluding Excluded Liabilities, (y) this sentence is intended solely to serve as a basis for sharing indemnification responsibility, shall not serve as the basis for a fraud claim, shall not have any effect on the manner of preparation of the Closing Net Book Value Statement and shall not have any effect upon the condition set forth in Section 3(a)(i) and (z) the Closing Net Book Value Statement shall not reflect any purchase accounting adjustments relating to the transactions contemplated by this Agreement).

                 5. Covenants of Sellers. Sellers jointly and severally covenant and agree as follows:

                 (a) Access. Prior to the Closing, Sellers shall grant to Buyer or cause to be granted to Buyer and its representatives, employees, counsel and accountants reasonable access, during normal business hours and upon reasonable notice, to the personnel, properties, books and records of Kraft Jacobs, KFBC, the Companies and the Subsidiary relating to the transition of the Business and the UK Business to Buyer; provided, however, that such access does not unreasonably interfere with the normal operations of Kraft Jacobs, KFBC or the Companies and the Subsidiary; and provided further, that all requests for access to members of management of Kraft, Kraft Jacobs, KFBC, the Companies and the Subsidiary shall be directed to Rosemary Ripley, Vice President of Philip Morris Companies Inc., or such other person as Sellers may designate from time to time. Buyer shall indemnify and hold Sellers, the Companies and the Subsidiary and their respective Affiliates, officers, shareholders, directors and employees harmless against any and all losses, liabilities, expenses and damages or actions or claims with respect thereto resulting from claims suffered or incurred by any of Sellers, Kraft Jacobs, KFBC, the Companies and the Subsidiary and any of their respective Affiliates, officers, shareholders, directors and employees arising out of or with respect to Buyer's or its representatives', agents' or employees' exercise of Buyer's rights under this Section 5(a) or the mere presence of any of them upon any of the Properties or any property owned or leased by Kraft Jacobs. Notwithstanding any provision in this Agreement to the contrary, Buyer's obligations under this Section 5(a) shall survive the termination of this Agreement and the consummation of the transactions contemplated hereby.

                 (b) Ordinary Conduct. Except as permitted by the terms of this Agreement or as set forth in Schedule 5(b), from the date hereof to the Closing, Sellers will cause the Companies and the Subsidiary to conduct the Business and Kraft Jacobs to conduct the UK Business in the ordinary course consistent with past practice. Sellers will cause the Companies and the Subsidiary to maintain all of their material properties and assets in substantially the same working condition and repair as of the date hereof, consistent with past practice, except for ordinary wear and tear, casualties, and acts of God. Kraft, through the Closing, will maintain the Tulare Facility and the Anaheim Facility and cause Kraft Jacobs to maintain the Bristol Facility in substantially the same working condition and repair as of the date hereof, consistent with past practice except for ordinary wear and tear, casualties and acts of God; provided, however, that proceeds of insurance in respect of any such casualty or act of God shall be utilized to repair or restore the facility or assets affected thereby. Except as provided in this Agreement or Schedule 5(b), from the date hereof until the Closing, none of Sellers, the Companies or the Subsidiary will do any of the following without the prior written consent of Buyer (written requests for which should be directed to Hanes A. Heller, Deputy General Counsel):

                 (i)      amend its Certificate of Incorporation or Bylaws;

                 (ii) declare or pay any dividend or make any other distributions to its shareholders whether or not upon or in respect of any shares of its capital stock; provided, however, that Buyer acknowledges that (x) the Companies and the Subsidiary do not maintain cash balances and, at or prior to the time of the Closing, Sellers will withdraw any cash balances of any of the Companies and the Subsidiary, (y) dividends or distributions may continue to be made by the Subsidiary to any of the Companies and (z) dividends or distributions of cash may continue to be made by any of the Companies to Sellers;

                 (iii) redeem or otherwise acquire any shares of its capital stock or issue any capital stock or any option, warrant or right relating thereto or any securities convertible into or exchangeable for any shares of capital stock;

                 (iv) make any material change in the conduct of the Business, except as specifically contemplated by this Agreement;

                 (v) sell, lease, license or otherwise dispose of, or agree to sell, lease, license or otherwise dispose of, any interest in any of the assets that are material, individually or in the aggregate, to the Companies and the Subsidiary, taken as a whole, except for sales of inventory in the ordinary course of business consistent with past practice;

                 (vi) permit, allow or subject any of the assets or Owned Properties owned by any of the Companies, the Subsidiary or Kraft (with respect to the Tulare Facility and the Anaheim Facility) or the leasehold interests of the Companies and the Subsidiary in the Leased Properties to any mortgage, pledge, security interest, encumbrance or lien or suffer such to be imposed, except for Permitted Liens;

                 (vii) except in the ordinary course of business consistent with past practice or as required by law or contractual obligations or other agreements existing on the date hereof, increase in any manner the compensation of, or enter into any new bonus or incentive agreement or arrangement with, any of its directors or officers;

                 (viii) assume, incur or guarantee any obligation for borrowed money (other than intercompany indebtedness) having an outstanding principal amount in excess of $500,000 in the aggregate;

                 (ix) except in the ordinary course of business consistent with past practice or as otherwise provided for in this Agreement, enter into a new agreement that would be included within the definition of Material Contracts if it had been entered into as of the date of this Agreement or amend in a material manner any of the Material Contracts;

                 (x) enter into or terminate, or agree to enter into or terminate, a lease of real property which is (or would be) a Leased Property, except that Buyer acknowledges and consents to any of the Companies or the Subsidiary entering into any lease the negotiation of which has commenced prior to the date of this Agreement or any renewal of a lease to which any of the Companies or the Subsidiary is a party; provided, however, that any such lease shall contain terms and provisions which shall be consistent with past practice;

                 (xi) make any material alteration in the manner of keeping its books, accounts or records, or in the accounting practices therein reflected or methods by which such principles are applied except as required by law or generally accepted accounting principles (in which case notice shall be given to Buyer); or

                 (xii) except in jurisdictions for which a Section 338(h)(10) election (or its equivalent) is effective, make or revoke any Tax election (including any change in accounting method) or amend any Tax Return previously filed in a manner that may materially affect any Tax item of a Company or the Subsidiary or the Other Assets or the UK Assets.

                 (c) Confidentiality. Each Seller agrees that after the Closing Date each Seller shall and shall use all commercially reasonable efforts to cause their respective directors, officers, employees, former employees, advisors and Affiliates to keep the Information (as defined below) confidential following the Closing Date, except that any Information required by law or legal or administrative process to be disclosed may be disclosed without violating the provisions of this Section 5(c), and except that any Information may be used and disclosed (i) in connection with the exercise or performance by Sellers of their respective rights and obligations under the Ancillary Agreements, and (ii) in connection with the development, manufacture, sale or distribution of any product other than those currently manufactured or sold by the Business but including any bagel or pizza product, in each case without violating the provisions of this Section 5(c). At Buyer's request, Seller shall use legal action, including the commencement of litigation, if required to enforce such confidentiality obligations, and Buyer shall reimburse Seller for all reasonable out-of-pocket expenses (including the fees and expenses of counsel) incurred in connection with such legal action as is requested by Buyer. For purposes hereof, the term "Information" means all information exclusively concerning the Business and the UK Business, other than any such information that is available to the public on the Closing Date, or thereafter becomes available to the public other than as a result of a breach of this Section 5(c), or is developed independently by Sellers or their respective Affiliates or is obtained from third parties.

                 (d) Preservation of Business. Subject to the terms and conditions of this Agreement, Sellers shall, and shall cause the Companies and the Subsidiary and Kraft Jacobs to, use commercially reasonable efforts consistent with past practices to preserve the Business and the UK Business intact, to preserve the goodwill of customers and suppliers of the Companies and the Subsidiary and the UK Business, and to retain their respective key employees.

                 (e) Resignations. At the Closing, Sellers shall cause to be delivered to Buyer duly signed resignations, effective immediately after the Closing, of all directors and officers of the Companies and the Subsidiary (other than those directors and officers designated in writing by Buyer to Sellers at least five business days prior to the Closing Date), or shall take such other action as is necessary to ensure that such persons are not directors or officers of the Companies and the Subsidiary after the Closing.

                 (f) Covenant Not to Compete. Sellers agree that neither Sellers nor any Affiliate of Sellers will, for a period of three (3) years from the Closing Date, manufacture, sell or distribute anywhere in the world any fresh bakery product of a type currently manufactured and sold by the Business with a shelf code of two weeks or less (the "Restricted Business"), provided, however, Sellers or any Affiliate of Sellers may at any time (i) manufacture, sell or distribute (A) any bagel product, (B) any pizza or similar Italian food product (other than pizza shells of the type currently sold under the Boboli trademark), (C) any product containing or utilizing bread or other bakery product as wrapping, shell or other component which has meat, cheese, fruits, vegetables or sauce as a principal component, including any sandwich type product, (D) any packaged cookie or biscuit product with a shelf code of more than two weeks or (E) any product with respect to which the bakery product content is incidental or supplemental, (ii) purchase, or otherwise become affiliated with or participate in, any enterprise engaged in the Restricted Business in the United States or Canada if (A) twenty-five percent (25%) or less of the aggregate gross revenues in the United States and Canada for its most recently completed fiscal year were derived from the Restricted Business and (B) the aggregate gross revenues from the Restricted Business in the United States and Canada for its most recently completed fiscal year were $50,000,000 or less, (iii) purchase, or otherwise become affiliated with or participate in, any enterprise engaged in the Restricted Business anywhere in the world other than the United States or Canada if 20% or less of the aggregate gross revenues of such enterprise outside the United States and Canada for its most recently completed fiscal year were derived from the Restricted Business, or (iv) engage in any joint marketing, promotion or in-store merchandising program for products of either Seller or Sellers' respective Affiliates and any products produced by or for any person, partnership, corporation or entity not bound by this Section 5(f) so long as no such program shall be intended to create the impression that such Seller or Affiliate is engaged in the Restricted Business. Notwithstanding the foregoing, Sellers or their respective Affiliates may hereafter acquire a controlling interest in any enterprise that is engaged in the Restricted Business, even if the limitations provided in clauses

(ii) or (iii) above are exceeded, so long as the applicable Seller or Affiliate shall divest, within one year of such acquisition, the Restricted Business such that the applicable limitations set forth above would not be exceeded after giving effect to such divestiture. Sellers agree that neither Sellers nor any Affiliate controlled by Sellers will, for a period of two years from the Closing Date, solicit any of the present employees of the Companies or the Subsidiary while they are so employed, which employees have had responsibility relating to, or oversight of, baking or research and development, except for solicitations pursuant to general advertising (it being understood that solicitations do not include offers of employment in response to unsolicited inquiries by any such employee).

                 (g)      Accounts Receivable.  Except as otherwise provided in
Section 7(e), Sellers shall promptly forward or cause to be forwarded to Buyer any and all proceeds from accounts receivable reflected on the Closing Net Book Value Statement that are received by Sellers or their respective Affiliates after the Closing Date.

                 6. Representations and Warranties of Buyer. Buyer hereby represents and warrants to Sellers as follows:

                 (a)      Authority; No Conflicts.

                 (i) Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Buyer has all requisite corporate power and authority to enter into this Agreement and the Ancillary Agreements and to consummate the transactions contemplated hereby and thereby. All corporate acts and other proceedings required to be taken by Buyer to authorize the execution, delivery and performance of this Agreement and the Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby have been duly and properly taken. This Agreement has been duly executed and delivered by Buyer, and the Ancillary Agreements to be executed and delivered by Buyer will be duly and validly executed and delivered by Buyer. This Agreement and the Ancillary Agreements constitute, or will constitute, as the case may be, valid and binding obligations of Buyer, enforceable against Buyer in accordance with their terms.

                 (ii) The execution and delivery of this Agreement by Buyer and the execution and delivery of such Ancillary Agreements as are contemplated hereby to be executed and delivered by any of Buyer and its Affiliates to the extent any is a party thereto, do not or will not, as the case may be, and the consummation by any of Buyer and its Affiliates of the transactions contemplated hereby and thereby and compliance by any of Buyer and its Affiliates with the terms hereof and thereof will not, conflict with, or constitute any violation of, or default (or event which with notice or lapse of time or both, would constitute) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a benefit under, or result in the creation of any lien, claim, encumbrance, security interest, option, charge or restriction of any kind upon any of the assets of Buyer and such Affiliates under, or require any consent, of incorporation or by-laws of any of Buyer and such Affiliates, any material contract or any material judgment, or order or decree applicable to any Buyer and such Affiliates, other than any such conflicts, violations, defaults, rights or liens, claims, encumbrances, security interests, options, charges or restrictions that, individually or in the aggregate, would not impair the ability of Sellers to consummate the transactions contemplated hereby, and other than any such consents, authorizations or approvals required under the HSR Act or that may be required solely by reason of Seller's participation in the transactions contemplated hereby.

                 (b) Actions and Proceedings, etc. There are no (i) outstanding judgments, orders, writs, injunctions or decrees of any court, governmental agency or arbitration tribunal against Buyer which have or could have a material adverse effect on the ability of Buyer to consummate the transactions contemplated hereby or (ii) actions, suits, claims or legal, administrative or arbitration proceedings or investigations pending or, to the knowledge of Buyer, threatened against Buyer, which have or could have a material adverse effect on the ability of Buyer to consummate the transactions contemplated hereby.

                 (c) Availability of Funds. Buyer has cash available, or irrevocable commitments from financial institutions, to enable it to consummate the transactions contemplated by this Agreement.

                 (d) Acquisition of Shares for Investment. The Shares purchased by Buyer pursuant to this Agreement are being acquired for investment only and not with a view to any public distribution thereof, and Buyer will not offer to sell or otherwise dispose of the Shares so acquired by it in violation of any of the registration requirements of the Securities Act of 1933, as amended, or any comparable state law.

                 7.       Covenants of Buyer.  Buyer covenants as follows:

                 (a)      Confidentiality.

                 (i) Buyer acknowledges that all information provided to any of it and its Affiliates, agents and representatives by any of Sellers, the Companies or the Subsidiary and their respective Affiliates, agents and representatives is subject to the terms of a confidentiality agreement between or on behalf of Sellers and Buyer or one or more of their respective Affiliates or other beneficial owners (the "Diligence Confidentiality Agreement"), the terms of which are hereby incorporated herein by reference. Effective upon, and only upon, the Closing, the Diligence Confidentiality Agreement shall terminate; provided, however, that Buyer acknowledges that the Diligence Confidentiality Agreement shall terminate only with respect to information provided to any of Buyer and its Affiliates, agents or representatives that relates solely to the Companies and the Subsidiary, the Other Assets and the Assumed Liabilities; and provided further, however, that Buyer acknowledges that any and all information provided or made available to any of it and its Affiliates, agents and representatives by or on behalf of Sellers (other than information relating solely to the Companies and the Subsidiary, the Other Assets and the Assumed Liabilities) shall remain subject to the terms and conditions of the Diligence Confidentiality Agreement after the Closing Date.

                 (ii) Buyer agrees that, after the Closing Date, Buyer, the Companies and the Subsidiary shall, and shall use their commercially reasonable efforts to cause their respective directors, officers, employees, former employees, advisors and Affiliates to, keep the Seller Information (as defined below) confidential following the Closing Date, except that any such Seller Information required by law or legal or administrative process to be disclosed may be disclosed without violating the provisions of this Section 7(a)(ii). Buyer agrees that, except as expressly set forth herein and in the Ancillary Agreements, after the Closing Date, Buyer, the Companies and the Subsidiary shall not use, and shall use their commercially reasonable efforts to cause their respective directors, officers, employees, former employees, advisors and Affiliates not to use, directly or indirectly, any Seller Information other than as applicable in the operation of the Business. At Sellers' request, Buyer shall, or shall cause the applicable Company or Subsidiary to, use legal action, including the commencement of litigation, if required to enforce such confidentiality obligations, and Sellers shall reimburse Buyer for all reasonable out-of-pocket expenses (including the fees and expenses of counsel) incurred in connection with such legal action as is requested by Sellers. For purposes of this Agreement, the term "Seller Information" shall mean all information concerning Kraft, KFBC or their Affiliates, including any trade secrets, know-how and other confidential technical and business information, other than information that relates exclusively to the Business, the Other Assets and the Assumed Liabilities and other than any such information that is available to the public on the Closing Date, or thereafter becomes available to the public other than as a result of a breach of this
         Section 7(a)(ii).

                 (b) Performance of Obligations by Buyer After Closing Date. On and after the Closing Date, Buyer shall or shall cause the Companies and the Subsidiary to duly, promptly and faithfully pay, perform and discharge when due, (i) all obligations and liabilities of whatever kind and nature, primary or secondary, direct or indirect, absolute or contingent, known or unknown, whether or not accrued, whether arising before, on or after the Closing Date, of any of the Companies and the Subsidiary or included in the Assumed Liabilities, including, without limitation, any such obligations or liabilities contained in each of the Material Contracts and (ii) any liability or obligation of Kraft or KFBC and their respective Affiliates with respect to any of the liabilities described in clause (i), including, without limitation, any guarantee or obligation to assure performance given or made by Kraft or KFBC and their respective Affiliates with respect to any such obligation of any of the Companies and the Subsidiary set forth in clause (i) above.

                 (c) No Additional Representations; Disclaimer Regarding Estimates and Projections. Buyer acknowledges that neither Kraft nor KFBC, nor any other person or entity acting on behalf of Sellers or any Affiliate of Sellers (i) has made any representation or warranty express or implied, including any implied representation or warranty, as to the condition, merchantability, suitability or fitness for a particular purpose of any of the assets used in the Business or the UK Business or held by the Companies and the Subsidiary, or the Other Assets, or (ii) has made any representation or warranty, express or implied, as to the accuracy or completeness of any information regarding the Business, the UK Business, the Other Assets, the Companies, or the Subsidiary, in each case except as expressly set forth in this Agreement or as and to the extent required by this Agreement to be set forth in the Schedules hereto. Buyer further agrees that neither Kraft, KFBC nor any other person or entity will have or be subject to any liability to Buyer or any other person resulting from the distribution to Buyer, or Buyer's use of, any such information, including the Information Memorandum prepared by

Wasserstein Perella & Co. dated June 1995 (the "Information Memorandum") and any information, document, or material made available to Buyer in certain "data rooms," management presentations or any other form in expectation of the transactions contemplated by this Agreement.

                 In connection with Buyer's investigation of the Companies and the Subsidiary, Buyer has received from or on behalf of Sellers certain projections, including projected statements of operating revenues, variable contribution, and income from operations of the UK Business, and the Companies and the Subsidiary for the fiscal year ending in December 1995 and for subsequent fiscal years and certain business plan information for such fiscal year and succeeding fiscal years. Buyer acknowledges that there are uncertainties inherent in attempting to make such estimates, projections and other forecasts and plans, that Buyer is familiar with such uncertainties, that Buyer is taking full responsibility for making its own evaluation of the adequacy and accuracy of all estimates, projections and other forecasts and plans so furnished to it (including the reasonableness of the assumptions underlying such estimates, projections and forecasts), and that Buyer shall have no claim against Sellers with respect thereto. Accordingly, Sellers make no representation or warranty with respect to such estimates, projections and other forecasts and plans (including the reasonableness of the assumptions underlying such estimates, projections and forecasts).

                 (d)      Notification.  [Omitted.]

                 (e)      Customer Deductions.

                 (i) Following the Closing, Buyer shall reimburse Kraft for all deductions taken or made by customers against any accounts receivable or invoices of Kraft and its Affiliates arising out of any trade promotion (including in-ad coupons) or trade allowance programs or discounts arising out of the Business.

                 (ii) Each party shall comply with the following procedures in dealing with customer deductions for which Kraft seeks reimbursement from Buyer:

                          (A)     Kraft shall give written notice (the
                 "Deduction Notice") to Buyer of any customer deductions within 90 days following Kraft's receipt thereof; provided that the failure to give such notice within 90 days shall not affect Kraft's rights hereunder, except to the extent that Buyer is actually prejudiced thereby; and

                          (B) Within ten (10) business days following delivery of a Deduction Notice, Buyer shall tender to Kraft a check or wire transfer in the aggregate amount of the customer deductions set forth therein. Any amounts not tendered to Kraft on a timely basis may be offset against any proceeds from accounts receivable relating to the Business that Kraft is otherwise required to forward to Buyer pursuant to Section 5(g) or against any amounts that Kraft owes to Buyer pursuant to any other provision of this Agreement or any of the Ancillary Agreements. Late payments of any such amounts shall bear simple interest at the Applicable Rate.

                 (iii) Nothing in this Section 7(e) shall restrict Buyer from contesting any deduction that a customer has taken or made; provided that Buyer reimburses Kraft for the deduction so made or taken and seeks to recover the alleged wrongful deduction directly from the customer.

                 (f) Certain Guaranties. Buyer shall use its commercially reasonable efforts to cause itself to be substituted in all respects for Sellers or their Affiliates (as applicable) (or, in the case of the guaranties by Philip Morris Capital Corporation ("PMCC") covering potential liabilities associated with certain underground storage tanks as more fully described in attached Schedule 7(f), otherwise satisfy the federal and state financial assurance legal requirements related thereto), effective as of the Closing, in respect of all obligations of Sellers and their respective Affiliates under each of the guaranties obligations or other obligations set forth on Schedule 7(f) (individually, a "Guaranty", and collectively, the "Guaranties"). Copies of each of the Guaranties have been provided or made available to Buyer. If Buyer is unable to effect such a substitution with respect to any Guaranty (or, in the case of the PMCC guaranty, otherwise satisfy the federal and state financial assurance requirements) after using commercially reasonable efforts to do so, Buyer shall obtain letters of credit in favor of Sellers (or their Affiliates) with respect to all obligations and liabilities of the applicable Seller or Affiliate under such Guaranty, on terms, in amounts and from financial institutions reasonably satisfactory to Sellers. As a result of the substitution contemplated by the first sentence of this Section 7(f) and/or the letter or letters of credit contemplated by the immediately preceding sentence, Sellers and their Affiliates shall from and after the Closing cease to have any obligation whatsoever arising from or in connection with the Guaranties (and shall have the right to unilaterally terminate the coverage of the PMCC guaranties with respect to the properties covered thereby) except for obligations, if any, for which Sellers or their appropriate Affiliates will be fully indemnified pursuant to a letter of credit obtained by Buyer and except as otherwise specifically provided in Section 11(a).

                 8. Mutual Covenants. Sellers and Buyer covenant and agree as follows:

                 (a)      Consents.

                 (i) Buyer acknowledges that certain consents (to the extent disclosed in the Schedules to this Agreement, the "Scheduled Consents") to the transactions contemplated by this Agreement may be required from parties to contracts, leases, licenses or other agreements (written or otherwise) to which any of Kraft, KFBC, the Companies and/or the Subsidiary or any of their respective Affiliates is a party (including but not limited to the Material Contracts) and such consents have not been obtained. Buyer agrees Sellers shall not have any liability whatsoever to Buyer arising out of or relating to the failure to obtain any Scheduled Consent that may have been or may be required in connection with the transactions contemplated by this Agreement or because of the default, acceleration or termination of any such contract, lease, license or other agreement as a result thereof. Buyer further agrees that no representation, warranty or covenant of Sellers contained herein shall be breached or deemed breached and no condition of Buyer shall be deemed not to be satisfied as a result of the failure to obtain any Scheduled Consent or as a result of any such default, acceleration or termination or any lawsuit, action, claim, proceeding or investigation commenced or threatened by or on behalf of any persons arising out of or relating to the failure to obtain any Scheduled Consent or any such default, acceleration or termination. At Buyer's written request prior to the Closing, Sellers shall cooperate with Buyer in any reasonable manner in connection with Buyer's obtaining any such Scheduled Consent; provided, however, that such cooperation shall not include any requirement of Sellers to expend money, commence any litigation or offer or grant any accommodation (financial or otherwise) to any third party.

                 (ii) Buyer acknowledges that the contracts and arrangements that are listed or described on Schedule 8(a) attached hereto under the heading "Shared Contracts" shall not be assigned in whole or in part by either of Kraft or KFBC or any of their respective Affiliates to Buyer (such contracts and arrangements being referred to herein as the "Shared Contracts"). With respect to any Shared Contract, at Buyer's request prior to the Closing, Sellers shall cooperate with

         Buyer in any reasonable manner in connection with Buyer's efforts to obtain the agreement of the other party or parties to any such Shared Contract to enter into a separate agreement with Buyer with respect to the matters covered by such Shared Contract as they relate to the Business; provided, however, that such cooperation shall not include any requirement of Sellers to expend money, commence any litigation or offer or grant any accommodation (financial or otherwise) to any third party. Buyer agrees that Sellers shall not have any liability whatsoever to Buyer arising out of or relating to the failure to obtain any such separate agreement. Buyer further agrees that no representation, warranty or covenant of Sellers contained herein shall be breached or deemed breached, and no condition of Buyer shall be deemed not satisfied, as a result of the failure to obtain any such separate agreement or as a result of any facts relating to the Shared Contracts.

                 (iii) With respect to any contracts, leases, licenses or other agreements referred to in Section 8(a)(i) that are not assigned to Buyer because of the failure to obtain a required consent ("Nontransferred Contract") or any Shared Contract with respect to which Buyer has requested Sellers' cooperation in accordance with
         Section 8(a)(i) or 8(a)(ii) and with respect to which Sellers and Buyer are unable to obtain a separate agreement between Buyer and the other party or parties, Buyer shall have the right to require that Sellers use reasonable efforts to perform any such Nontransferred Contract or Shared Contract, to the extent it relates to the Business, as agent for and for the account of Buyer, for a period up to six months following the Closing Date; provided that Buyer shall indemnify and hold Sellers harmless from and against any and all costs, expenses, losses and liabilities (including fees and expenses of counsel) incurred by Sellers in connection with taking such action.

                 (iv) With respect to the contracts and arrangements listed on Schedule 8(a)(ii) hereto (the "Partially Transferred Contracts"), Buyer hereby agrees to use commercially reasonable efforts to induce any third party to such contracts to agree to assign to the Buyer those rights under such contracts relating primarily to the Business (the "Relevant Rights"), and Buyer further agrees to assume all obligations related to such rights so assigned. Sellers hereby agree to cooperate with Buyer as reasonably requested to assist Buyer in securing the assignment of such rights and the assumption of the liabilities related thereto. If Sellers and Buyer are unable to obtain such assignment and assumption, either Sellers or Buyer shall have the right to require that the other enter into any reasonable arrangement pursuant to which

         Buyer shall obtain the Relevant Rights (and shall perform the corresponding obligations) until the termination or expiration of such Partially Transferred Contract.

                 (b) Cooperation. Buyer and Sellers shall cooperate with each other and shall cause their respective officers, employees, agents and representatives to cooperate with each other for a period of sixty (60) days after the Closing to provide for an orderly transition of the Companies and the Subsidiary and the Other Assets and the Assumed Liabilities to Buyer and to minimize the disruption to the respective businesses of the parties hereto resulting from the transactions contemplated hereby. Each party shall reimburse the other for reasonable out-of-pocket costs and expenses incurred in assisting the other pursuant to this Section 8(b). No party shall be required by this Section 8(b) to take any action that would unreasonably interfere with the conduct of its business.

                 (c) Publicity. Sellers and Buyer agree that, from the date hereof through the Closing Date, no public release or announcement concerning the transactions contemplated hereby shall be issued or made by any party without the prior consent of the other party (which consent shall not be unreasonably withheld), except (i) as such release or announcement may be required by law or the rules or regulations of any United States securities exchange, in which case the party required to make the release or announcement shall allow the other party reasonable time to comment on such release or announcement in advance of such issuance, and (ii) that each of Kraft, the Companies and the Subsidiary may make such an announcement to their respective employees. Notwithstanding the foregoing, Buyer and Sellers shall cooperate to prepare a joint press release to be issued on the Closing Date and, upon the request of either Buyer or Sellers, at the time of the signing of this Agreement. Sellers and Buyer agree to keep the terms of this Agreement confidential, except to the extent required by applicable law or for financial reporting purposes and except that the parties may disclose such terms to their respective accountants and other representatives as necessary in connection with the ordinary conduct of their respective businesses (so long as such persons agree to keep the terms of this Agreement confidential).

                 (d) HSR Act Compliance. Buyer and Sellers shall each file or cause to be filed with the Federal Trade Commission and the United States Department of Justice any notifications required to be filed under the HSR Act with respect to the transactions contemplated hereby and Buyer and Sellers shall bear the costs and expenses of their respective filings; provided that Buyer shall pay the filing fee in connection therewith. Buyer and Sellers shall use their respective best efforts to make such filings promptly (and in any event within 10 business days) following the date hereof, to respond to any requests for additional information made by either of such agencies and to cause the waiting periods under the HSR Act to terminate or expire at the earliest possible date and to resist in good faith, at each of their respective cost and expense (including the institution or defense of legal proceedings), any assertion that the transactions contemplated hereby constitute a violation of the antitrust laws, all to the end of expediting consummation of the transactions contemplated hereby. Each of Buyer and Kraft shall consult with the other prior to any meetings, by telephone or in person, with the staff of the Federal Trade Commission and the United States Department of Justice, and each of Buyer and Kraft shall have the right to have a representative present at any such meeting.

                 (e)      Promotional Materials and Records.

                 (i) Except as contemplated by the Distribution Agreement, on or as soon as reasonably practicable following the Closing, Buyer shall destroy or deliver to Kraft or cause to be destroyed or delivered to Kraft all existing print materials (including any letterhead, stationery or business cards), promotional materials, point-of-sale materials and advertising copy bearing the words "Kraft", "General Foods" or "Lender's" and Buyer agrees it shall cease to use or display the names "Kraft", "General Foods" or "Lender's" or any variant thereof or name confusingly similar thereto.

                 (ii) Buyer and Sellers agree that Sellers may maintain copies of any books and records of and other financial, personnel and operations data relating to the Business, the UK Business, the Other Assets and the Assumed Liabilities (collectively, the "Records") and Sellers may prepare a comprehensive index and file plan of such Records (the "File Plan"). Buyer agrees to maintain such Records in a manner consistent with the File Plan for a period of not less than ten years from the Closing Date (plus any additional time during which a party has been advised that there is an ongoing tax audit with respect to periods prior to the Closing Date, or such period is otherwise open to assessment). During such period, Buyer agrees to give Sellers and their representatives reasonable cooperation, access (including copies) and staff assistance, as needed, during normal business hours and upon reasonable notice, with respect to the Records, and Sellers agree to give Buyer and its representatives reasonable cooperation, access and staff assistance, as needed, during normal business hours and upon reasonable notice, with respect to the books and records and other financial data relating to the Business, the UK Business, and the Other Assets and the Assumed Liabilities and retained by Sellers, in each case as may be necessary for general business purposes, including the preparation of tax returns and financial statements and the management and handling of tax audits; provided that such cooperation, access and assistance does not unreasonably disrupt the normal operations of Buyer or Sellers. Buyer shall not destroy or otherwise dispose of the Records for the period set forth in the immediately preceding sentence without the written consent of Kraft.

                 (iii) Buyer and Sellers agree that Sellers may retain all books, documents, records and files, including books of account, relating in whole or in part to the manufacture, sale or distribution of cheese products or any other products (other than Italian bread shells) at the Tulare Facility, and that all other books, documents, records and files at the Tulare Facility that relate to the Tulare Facility shall be transferred to Buyer (collectively, all of the books, documents, records and files referred to in this sentence shall be referred to as the "Tulare Records"). The foregoing shall be subject to Section (8)(e)(ii), including the provisions therein regarding Sellers' right to keep copies of records, Buyer and Sellers' obligations to provide access to certain records retained by each, and Buyer's agreement not to destroy certain records without Kraft's consent, all of which shall apply to the Tulare Records.

                 (f)      Employee Benefits.

                 (i) Schedule 8(f)-1 attached hereto identifies employees who as of the date hereof perform substantial services for the Lender's bagels business and will be employed by Sellers immediately following the Closing Date. Except as otherwise provided by the immediately preceding sentence, Buyer agrees to (x) cause the Companies and the Subsidiary to retain all of the employees employed by the Companies and the Subsidiary on the Closing Date, except those employees in receipt of or qualified for long term disability plan benefits under any plans of Sellers or their Affiliates or employees on short-term disability whose current disabilities first commence prior to the Closing Date, provided, however, that each employee on short-term disability who recovers from short-term disability will at that point be considered a Bakery Employee and will immediately be retained or hired, as the case may be, by Buyer; and (y) offer to hire all of the employees employed by a Seller or its Affiliates who as of the date hereof perform services primarily for the Business and are set forth on Schedule 8(f)-2, except those employees in receipt of or qualified for long term disability plan benefits under any plans of Sellers or their Affiliates or employees on short-term disability whose current disabilities first commence prior to the Closing Date, provided, however, that each employee on short-term disability who recovers from short-term disability will at that point be considered a Bakery Employee and will immediately be retained or hired, as the case may be, by Buyer (the employees described in clauses (x) and (y) above are collectively referred to herein as the "Bakery Employees") at substantially the same salaries and wages, and with employee benefits, including medical, disability and life insurance and retirement benefits, that are substantially the same in the aggregate, as those provided to such employees by the appropriate Seller, or Company or the Subsidiary, as the case may be, immediately prior to the Closing Date, provided, however, that Buyer agrees to provide the wages, employee benefits and other terms and conditions of employment with respect to such employees covered by a collective bargaining agreement in accordance with the terms of the applicable collective bargaining agreement. With respect to the employees on Schedule 8(f)-2 who accept employment with Buyer, Buyer shall assume and be responsible for all accrued but not taken vacation as of the Closing Date, and Sellers shall be responsible for all accrued salary, wages and bonuses. Nothing in this Agreement shall be construed as limiting in any way the right of Buyer, the Companies or the Subsidiary at any time and from time to time, after the Closing Date to terminate the employment of any Bakery Employee, to change his or her salary or wages or to modify benefits or other terms and conditions of employment of Bakery Employees as long as any changes to salary or wages are done in accordance with Buyer's normal compensation practices and as long as any modification to benefits or other terms and conditions of employment of any non-union Bakery Employee made within one year following the Closing Date apply generally to employees or former employees of Buyer's bakery business. Sellers have heretofore provided or made available to Buyer copies or summaries of the Bakery Employee Benefit Plans. All of the employee benefit plans, programs and policies maintained for the Bakery Employees in the Bouyea-Fassets business (the "Bouyea- Fassets Benefit Plans") shall be assumed or retained by Buyer. No other employee benefit plans, programs or policies (other than the multiemployer plans) maintained for any current or former Bakery Employees shall be assumed or retained by Buyer, the Companies or the Subsidiary. Buyer agrees to continue making contributions to each multiemployer plan contributed to by one or more of the Sellers, the Companies or Subsidiary with respect to the Bakery Employees. To the extent any applicable statutes, laws, ordinances, rules, orders, or regulations of any governmental authority or instrumentality requires that Buyer, any of the Companies or Subsidiary provide any greater payment (including severance payments) or provision of benefits than is required under this Agreement, Buyer, such Company or Subsidiary shall comply with such applicable statute, law, ordinance, rule, order or regulation.

                          Sellers shall retain liability for severance pay and any related continuation of welfare benefits with respect to former Bakery Employees receiving severance pay as of the Closing Date. If Buyer terminates any Bakery Employee or subjects any Bakery Employee to an indefinite lay-off, in each case other than for Cause (as defined below) within two years following the Closing Date, Buyer shall pay to such Bakery Employee (x) if such Bakery Employee was a non-union employee immediately prior to the Closing Date, severance and outplacement benefits no less favorable than would be provided under the Buyer's severance plan for "Special Situations" (and Buyer represents and warrants that such severance plan shall recognize service with Buyer, Sellers, the Companies, the Subsidiary and Sellers' Affiliates and provides severance at the rate of two weeks base salary for each full year of service up to a maximum of 52 weeks and with a minimum of one month's base salary), and (y) if such Bakery Employee was a union employee immediately prior to the Closing Date, severance pay in an amount equal to the amount that would be due under the collective bargaining agreement applicable to such Bakery Employee if such Bakery Employee was terminated on the Closing Date by the appropriate Seller or Company or Subsidiary. Immediately following the period of Buyer's payments of the severance benefits described above, Sellers shall provide the following additional severance benefits to the following Bakery Employees who are terminated by Buyer or subjected to an indefinite lay-off by Buyer, in each case other than for Cause (as defined below) within one year following the Closing Date: (A) if such Bakery Employee was an exempt employee immediately prior to the Closing Date, severance equal to the amount by which (I) exceeds (II) where (I) is the greater of (w) six month's base salary and (x) the severance benefit which would have been payable under the applicable Seller, Company or Subsidiary severance pay plan if such Employee was terminated on the Closing Date by the appropriate Seller or Company or Subsidiary, and (II) is the severance benefit payable under Buyer's severance pay plan; or (B) if such Bakery Employee was a non-exempt salaried employee or an hourly, non-union employee immediately prior to the Closing Date, severance equal to the amount by which (I) exceeds (II) where (I) is the greater of (y) three month's base salary and (z) the severance benefit which would have been payable under the applicable Seller, Company or Subsidiary severance pay plan if such Employee was terminated on the Closing Date by the appropriate Seller or Company or Subsidiary and (II) is the severance benefit payable under Buyer's severance pay plan ((A) and (B) being referred to as the "Enhanced Severance Benefit"). The period during which Sellers provide the Enhanced Severance Benefit shall be referred to as the "Enhanced Severance Period." Buyer shall reimburse Sellers in the amount by which the Enhanced Severance Benefit exceeds $4 million. For the entire period during which Buyer is required to pay to any Bakery Employee severance pay under its severance pay plan pursuant to this Section 8(f) (it being understood that such severance pay shall be paid over the maximum period permitted under the relevant plan and not in a lump sum), Buyer shall in addition continue to provide such persons and their spouses and dependents medical, dental, life insurance and such other benefits as provided under Buyer's severance pay plan for such period at the same cost to such person as if such person were still employed by Buyer. For the Enhanced Severance Period, Buyer agrees to provide each such person and their spouses and dependents medical, dental and life insurance benefits (the cost of which shall be reimbursed by Sellers) and to provide Sellers with information regarding when Bakery Employees become eligible for Buyer's severance pay plan and the amount of such severance pay to enable Sellers to calculate what, if any, Enhanced Severance Benefit is payable by Sellers. If Buyer transfers any Bakery Employee and such transfer causes such Bakery Employee to be subject to Buyer's relocation policy benefits within two years after the Closing Date, Buyer shall provide such person with relocation benefits not less favorable than under Buyer's relocation policy. If Buyer either (A) initially offers employment to a Bakery Employee at, or (B) within one year following the Closing Date transfers a Bakery Employee to, in either case, a job location which is greater than 50 miles from his or her current job location and in either case the Bakery Employee declines the offer of employment or job transfer and his or her employment is terminated thereafter, Sellers shall pay severance benefits to such Bakery Employee in accordance with the following: (x) if such Bakery Employee was an exempt employee immediately prior to the Closing Date, severance equal to the greater of (I) six month's base salary and (II) the amount that would have been payable under the applicable Seller, Company or Subsidiary severance pay plan if such Employee was terminated on the Closing Date by the appropriate Seller or Company or Subsidiary or (y) if such Bakery Employee was a non-exempt salaried employee or a non-union hourly employee immediately prior to the Closing Date, severance equal to the greater of (I) three month's base salary and (II) the amount that would have been payable under the applicable Seller, Company or Subsidiary severance pay plan if such Employee was terminated on the Closing Date by the appropriate Seller or Company or Subsidiary. For the entire period during which Sellers pay the severance referred to in the immediately preceding sentence, Buyer agrees to provide each such person and their spouses and dependents medical, dental and life insurance benefits (the cost of which shall be reimbursed by Sellers). For purposes hereof, the term "Cause" means the Bakery Employee's material misconduct or inability or refusal to perform his or her job responsibilities or conviction of a felony, but shall not include the Bakery Employee's refusal to relocate when such Bakery Employee had been eligible for Buyer's relocation benefits.

                 (ii)     With respect to each Bakery Employee:

                                  (A)      Buyer shall waive pre-existing
                          condition exclusions, evidence of insurability provisions, waiting period requirements or any similar provisions under any employee benefit plan or compensation arrangements maintained or sponsored by or contributed to by Buyer for such Bakery Employees after the Closing Date; provided such conditions, waiting periods, exclusions or similar provisions did not preclude coverage for such Bakery Employee as of the Closing Date under the comparable plans of Sellers or their Affiliates.

                                  (B)      Effective on the Closing Date and
                          until December 31, 1995 (the "Transition Period"), Sellers shall extend participation under its medical and dental plans to Bakery Employees who participated in such plans immediately prior to the Closing Date (excluding any plans assumed by Buyer) and Buyer shall reimburse Sellers for all of Sellers' reasonable costs and expenses under such plans with respect to the Bakery Employees (including costs for benefits provided by Sellers' plans during or with respect to the Transition Period). Effective on January 1, 1996, all Bakery Employees who remain employed by Buyer, a Company or the Subsidiary shall be eligible to participate in Buyer's medical and dental plans to the extent they are not excluded taking into account (A) above.

                                  (C)      Except as provided in (B) above,
                          Sellers' welfare benefit plans (other than the welfare benefit plans for employees in the Bouyea-Fassets business), shall be responsible for expenses covered by Sellers' welfare benefit plans; provided that such expenses were incurred prior to the Closing Date, and Buyer's plans shall assume responsibility for all other welfare plan benefit claims relating to Bakery Employees incurred on or after the Closing Date. However, Sellers' welfare benefit plans shall remain responsible for all welfare benefits that relate to employees on short or long-term disability until, in the case of an employee on short-term disability, such employee becomes a Bakery Employee or Transferred Employee and retained or hired by Buyer, a Company or the Subsidiary as provided in paragraph (f)(i) above or
                          (f)(viii) below.

                                  (D)      Sellers shall fully vest all Bakery
                          Employees in all benefits accrued through the Closing Date under Sellers' savings and pension plans that are intended to qualify under Section 401(a) of the Code and under Sellers' supplemental pension plan.

                                  (E)      Buyer shall recognize, for purposes
                          of eligibility to participate, early commencement of benefits and vesting (including eligibility for and amount of severance and vacation benefits but not for purposes of benefit accrual and compensation arrangements) under its employee benefits plans, the service of each Bakery Employee with either Seller, any of the Companies, Subsidiary or Sellers' other Affiliates prior to the Closing Date.

                                  (F)      Except as provided in (B) above,
                          Sellers shall be responsible for satisfying obligations under Section 601 et. seq. of ERISA and
                          Section 4980B of the Code, to provide continuation coverage to or with respect to any Bakery Employee in accordance with law with respect to any "qualifying event" occurring before the Closing Date. Buyer shall be responsible for satisfying obligations under
                          Section 601 et. seq. of ERISA and Section 4980B of the Code, to provide continuation coverage to or with respect to any Bakery Employee in accordance with law with respect to any "qualifying event" which occurs on or following the Closing Date.

                                  (G)      Buyer shall be responsible for all
                          workers compensation benefits paid or payable to active or former Bakery Employees on or after the Closing Date with respect to injuries to active or former Bakery Employees occurring prior to, on or after the Closing Date irrespective of the date of the original claim relating to any such injury.

                                  (H)      Sellers shall be liable for and
                          shall provide all post-retirement welfare benefits for all active or former Bakery Employees to the extent that such active or former Bakery Employees would have been eligible for such benefits under Sellers' plans either (i) as of the Closing Date (had they retired as of or prior to the Closing Date) or
                          (ii) solely in the case of Bakery Employees who are terminated or subjected to indefinite lay-off (in each case other than for Cause) within one year following the Closing Date, one year following the Closing Date (had they retired on such date); but no such benefits shall commence while any such employee is an employee of Buyer or an Affiliate of Buyer.

                 (iii) Except as set forth in clause (i) above, Buyer shall indemnify, defend and hold Sellers harmless from and against any loss, liability, claim or damage, including attorneys' fees, for (A) severance liability suffered by Sellers with respect to any Bakery Employee and (B) multiemployer plan liability. Sellers represent and warrant to Buyer that there are no commitments, contracts or policies in effect that would trigger severance payments to any Bakery Employee solely on account of a change of control of any of the Companies or the Subsidiary other than those benefits which will be provided by Sellers to such Bakery Employees.

                 (iv) Buyer shall assume and comply with the terms of all collective bargaining agreements to which any of the Companies or the Subsidiary is bound or with respect to employees employed in the Business and shall hold the Sellers and their respective Affiliates harmless against any breach thereof by the Buyer after the Closing Date or any failure of the Buyer to engage in collective bargaining as required by law.

                 (v) Sellers shall be responsible for all deferred compensation due under Sellers' compensation plans with respect to services rendered prior to Closing by any Bakery Employee.

                 (vi) As soon as reasonably practicable after execution of this Agreement, (i) Kraft Jacobs will send to the unions representing the employees employed in the UK Business as of the date of this Agreement a notice pursuant to Regulation 10 of the Transfer of Undertakings (Protection of Employment) Regulations 1981 promulgated under English law and (ii) Buyer shall provide to Sellers or Kraft Jacobs the information concerning the intentions of Buyer with regard to the UK Business which is required for Kraft Jacobs to meet its obligations under such regulations. Buyer hereby irrevocably authorizes Kraft Jacobs to include in the notice referred to in the immediately preceding sentence any information given to Sellers or Kraft Jacobs by Buyer.

                 (vii) Except with respect to liability assumed by Buyer in accordance with the terms of this Agreement (including, without limitation, the obligations of the Companies and the Subsidiary under each Bouyea-Fassets Benefit Plan and each multiemployer plan contributed to for the Bakery Employees), Sellers shall indemnify and hold Buyer, the Companies and the Subsidiary harmless from and against any loss, liability, claim or damage, including attorneys' fees, for liability suffered by Buyer, the Companies and the Subsidiary with respect to any employee pension plan subject to Title IV of ERISA or
         Section 412 of the Code or Part 3 of Subtitle B of Title I of ERISA maintained or contributed to by Sellers or any of its ERISA Affiliates. For this purpose, an "ERISA Affiliate" means any trade or business (whether or not incorporated) which is under common control with the Sellers, the Companies or the Subsidiary pursuant to Section 414(b) or (c) of the Code.

                 (viii) Effective as of the Closing Date, Buyer shall offer to employ (x) all salaried employees of Sellers currently employed at the Tulare Facility who are dedicated to the Business and are listed on Part A of Schedule 8(f)-3 and (y) all hourly employees of Sellers employed at the Tulare Facility who are dedicated to the Business as of the Closing Date, provided that Buyer shall not be required to offer employment to any salaried or hourly employee at the Tulare Facility who is in receipt of or qualified for long-term disability plan benefits under the Sellers' disability plan or employees on short-term disability whose current disabilities first commence prior to the Closing Date, provided however that each employee on short-term disability who recovers from short-term disability will at that point be offered employment by Buyer as provided above (all such employees described in clauses (x) and (y) being referred to herein as the "Offered Employees" and all such employees who accept such offer of employment being referred to herein as the "Transferred

         Employees"), at substantially the same salaries and wages, and with employee benefits, including medical, disability and life insurance and retirement benefits, that are substantially the same in the aggregate, as those provided to such employees by Kraft immediately prior to the Closing Date. Set forth in Part B of Schedule 8(f)-3 for informational purposes only and subject to change prior to Closing are all hourly employees of Sellers employed at the Tulare Facility who are dedicated to the Business as of the date of this Agreement and his or her title or job description, base salary and target bonus (if any and excluding any long-term incentive plan bonus). Set forth in Part A of Schedule 8(f)-3 is such information for the salaried Offered Employees. To the extent any applicable statutes, laws, ordinances, rules, orders, or regulations of any governmental authority or instrumentality requires that Buyer provide any greater payment (including severance payments) or provision of benefits than is required under this Agreement, Buyer shall comply with such applicable statute, law, ordinance, rule, order or regulation. Sellers shall terminate employment of all Transferred Employees effective as of the Closing Date. Sellers make no representation as to whether Offered
         Employees will accept employment with Buyer.   Nothing in this
         Agreement shall be construed as limiting in any way the right of Buyer, the Companies or the Subsidiary at any time and from time to time, after the Closing Date to terminate the employment of any Transferred Employee, to change his or her salary or wages or to modify benefits or other terms and conditions of employment or Transferred Employees as long as any changes to salary or wages are done in accordance with Buyer's normal compensation practices and as long as any modification to benefits or other terms and conditions of employment of any non-union Transferred Employee made within one year following the Closing Date apply generally to employees or former employees of Buyer's bakery business. The Offered Employees participate in certain of the Bakery Employee Benefit Plans.

                 (ix) The provisions in clauses (i) (other than the first paragraph), (ii) (other than paragraph (G)), (iii), (v) and (vii) above, including the obligations of each of Buyer, Sellers, the Companies and the Subsidiary, shall apply equally with respect to the Transferred Employees as they do with respect to the Bakery Employees.

                 (x) Buyer shall be responsible for all workers' compensation benefits payable to Transferred Employees with respect to injuries to Transferred Employees on or after the Closing Date or, with respect to injuries which relate to an event or circumstance or events or circumstances that straddles or straddle the Closing Date if the date of the original claim relating to such injury is after the Closing Date, regardless of the date of injury. Except as otherwise set forth in the immediately preceding sentence, Sellers shall be responsible for all workers' compensation benefits payable to Transferred Employees with respect to injuries occurring prior to the Closing Date.

                 (xi) Sellers and Buyer agree that the responsibilities for payroll taxes with respect to Transferred Employees shall be assigned under the Alternate Procedure described in Section 5 of Rev. Proc. 83-66 as modified and superseded by Rev. Proc. 84-77.

                 (xii) Buyer represents that it does not currently contemplate a plant closing involving, or mass lay-off of, Transferred Employees, or any terminations that in the aggregate would constitute a mass lay-off of Transferred Employees, within one year following the Closing. Buyer shall indemnify and defend Sellers and hold each of them harmless from and against any Losses which may be incurred or suffered by either of them under the Worker Adjustment and Retraining Notification Act or any similar state law arising out of, or relating to, any actions taken by Buyer with respect to the Transferred Employees on or after the Closing Date.

                 (xiii) Sellers shall be responsible for all accrued salary and wages and, if applicable, 1995 bonus (in an amount equal to the pro rata portion of such bonus allocable to the period prior to the Closing Date), and Buyer shall be responsible for the pro rata portion of such bonus allocable to the period from and after the Closing Date.

                 (xiv) Buyer shall assume and be responsible for all vacation earned by Transferred Employees but not taken as of the Closing Date.

                 (g) Transition Assistance. After the Closing, Kraft will make available pursuant to the Transition Services Agreement Kraft employees who are employed at the Tulare Facility to provide purchasing, maintenance, security and accounting services in the same manner as such employees have provided such services in the past. After the termination of the Tulare Facility License Agreement, Kraft will make such employees available for hire by Buyer, but Sellers make no representation as to whether such employees will accept employment with Buyer.

                 (h) Proprietary Software. Sellers hereby grant to the Companies a non-exclusive, royalty-free license to use the software, including the source code, listed or described on Schedule 8(h)(the "Proprietary Software") on behalf of the Companies and their Affiliates solely in connection with the Business (the "Licensed Field"), and to make copies and prepare derivative works of the Proprietary Software necessary for such use. The Proprietary Software shall not be used or disclosed except as expressly provided herein. Buyer shall maintain the Proprietary Software in strict confidence. Sellers represent and warrant that all changes, modifications, deletions or additions which have been made to the object code of the Proprietary Software are also reflected or contained in the source code of such Proprietary Software. Sellers further represent and warrant that the Proprietary Software operates with at least one commercially available database, not a proprietary database. EXCEPT AS OTHERWISE STATED HEREIN, BUYER ACKNOWLEDGES THAT SELLERS HAVE NOT MADE AND HEREBY EXPRESSLY DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTIES OF NONINFRINGEMENT, TITLE, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, AS TO THE PROPRIETARY SOFTWARE OR THAT THE PROPRIETARY SOFTWARE SHALL OPERATE IN AN UNINTERRUPTED OR ERROR-FREE MANNER. BUYER ACKNOWLEDGES THAT THE PROPRIETARY SOFTWARE IS BEING LICENSED TO BUYER "AS IS." BUYER ACKNOWLEDGES THAT SELLERS HEREBY EXPRESSLY DISCLAIM ANY MAINTENANCE OBLIGATIONS WHATSOEVER IN CONNECTION WITH THE PROPRIETARY SOFTWARE LICENSED PURSUANT TO THIS SECTION. At Sellers' request, Buyer shall cause the Companies to provide Sellers copies of the source code for any or all of the Proprietary Software.

         (i) Cash Management. Prior to the Closing Date, the Company and the Subsidiary shall continue to participate in Sellers' cash management system (the "Cash Management System") in accordance with the prior practice.

                 (i) Effective at the opening of business on the Closing Date, (A) none of the Companies and the Subsidiary shall participate in the Cash Management System, (B) Buyer shall be responsible for funding all disbursements on behalf of the Companies and the Subsidiary, and (C) Sellers shall cease to be responsible for funding any disbursements on behalf of the Companies and the Subsidiary.

                 (ii) Effective at the opening of business on the Closing Date, none of Sellers and their respective Affiliates (other than the Companies and the Subsidiary) shall have any right to any funds in any disbursement or depository account of any of the Companies or the Subsidiary, other than those funds received by the Companies and the Subsidiary prior to 12 noon EST on the first business day immediately preceding the Closing Date (such funds to include deposits made after normal banking hours, and receipts held in vaults not yet deposited) and unavailable balances in accounts as of close of banking business on the first business day immediately preceding the Closing Date, which funds belong to Sellers and shall be remitted by Buyer to Sellers no later than the fifth business day after the Closing Date. Effective at the opening of business on such date, Buyer (or the applicable Company or Subsidiary) shall take physical possession of each such account and the balance therein.

         (j)      Insurance.

                 (i) From and after the Closing, Sellers shall use commercially reasonable efforts (which shall not require conversion of any claims made policy to an occurrence based policy, acceptance of adverse changes in the respective existing insurance policies of Sellers or their respective Affiliates or the payment of money), subject to the terms of the Sellers' Insurance Policies (as hereinafter defined), to retain the right to make claims and receive recoveries, subject to subsection 8(j)(v), for the benefit of the Companies and the Subsidiary, as well as for the benefit of Sellers and their respective Affiliates, under any insurance policies (except to the extent that any such policy provides for coverage only if that policy is in effect, and/or any of the Companies and the Subsidiary is a subsidiary of any of Sellers or their respective Affiliates, at the time such claim is made to the related insurer) maintained at any time prior to the Closing by either of Sellers or their respective Affiliates, or the predecessors of any of them, except for any such policies listed on Schedule 8(j) hereto (collectively, but excluding the policies listed on Schedule 8(j), the "Sellers' Insurance Policies"), covering any loss, liability, claim, damage or expense relating to the assets, business, operations, conduct, products and employees (including former employees) of the Companies and the Subsidiary or Kraft (with respect to the Tulare Facility, but only with respect to any Assumed Liability relating thereto), and any of their respective predecessors that relates to or arises out of occurrences prior to the Closing (a "Claim"). Sellers agree to use commercially reasonable efforts (which shall not require conversion of any claims made policy to an occurrence based policy, acceptance of adverse changes in the respective existing insurance policies of Sellers or their respective Affiliates or the payment of money) so that the Companies and the Subsidiary shall have the right, power and authority, subject to any required consent of the carriers under the Sellers' Insurance Policies, in the name of Sellers or any of their respective Affiliates, to make directly any Claims under the Sellers' Insurance Policies and to receive directly recoveries thereunder. Buyer acknowledges and agrees that certain of Sellers' Insurance Policies (including certain excess liability policies) are claims made policies and the ability of Buyer, the Companies and the Subsidiary to make post-Closing Claims with respect to such claims made policies may be limited to the terms of such policies. Buyer agrees to notify Sellers, promptly upon making any such Claim, of the basis and amount of such Claim.

                 (ii) Buyer agrees, and shall cause the Companies and Subsidiary, promptly to reimburse, indemnify and hold Sellers and their respective Affiliates harmless for out-of-pocket costs and expenses incurred (including any self-insured loss amounts paid by either of Sellers or their respective Affiliates, any retrospective premiums imposed on Sellers or their respective Affiliates to the extent related to or arising from Claims) (x) to carry out any obligations pursuant to this Section 8(j) or (y) as a result of Claims being made after the Closing by or on behalf of any of the Companies or the Subsidiary against Sellers' Insurance Policies. Buyer shall, and shall cause the Companies and Subsidiary to, pay and bear all amounts relating to any self-retention or deductible and any gaps in or limits on coverage applicable to a Claim asserted at any time with respect to the applicable Sellers' Insurance Policy, after taking into account the effect of any prior claim payments under the terms of such Sellers' Insurance Policy, whether or not the applicable Sellers' Insurance Policy solely covers claims of the Companies and the Subsidiary or covers claims of either of Sellers and their respective Affiliates on the one hand, and the Companies and the Subsidiary on the other hand. The payments by Buyer described in the preceding sentence and the first sentence of this subsection (ii) shall be accompanied by interest at the Applicable Rate payable from the date that is thirty (30) days after receipt of a bill from Sellers or their respective Affiliates thereof until the date of payment. In the event that any legal action, arbitration, negotiation or other proceedings are required for coverage to be asserted against any insurer or a Claim to be perfected, in each case on behalf of the Companies or the Subsidiary, Buyer shall (x) to the extent possible, do so at its own expense or (y) if Buyer is not permitted to assert coverage or perfect a Claim, Sellers or one of their respective Affiliates shall do so, and, in either event, Buyer shall hold harmless and indemnify Sellers and their respective Affiliates for any costs and expenses that they may incur because of such action (including the fees and expenses of counsel).

                 (iii) Each of Sellers, Buyer, the Companies, and the Subsidiary shall use commercially reasonable efforts (x) to cooperate fully and to cause its Affiliates to cooperate fully with the others in submitting good faith Claims on behalf of the Companies and the Subsidiary under the Sellers' Insurance Policies and (y) to pay promptly over to Buyer (or, at Buyer's request, to any of the Companies or the Subsidiary) any and all amounts received by Sellers or their respective Affiliates under the Sellers' Insurance Policies with respect to Claims.

                 (iv) Sellers and their respective Affiliates shall retain custody and possession of the Sellers' Insurance Policies and any and all service contracts, claim settlements and all other insurance records relating thereto and Buyer, the Companies, and the Subsidiary shall have access to and the right to make copies (at their expense) of all such documents and records upon reasonable request to Sellers or their respective Affiliates.

                 (v) Buyer acknowledges that Sellers and their respective Affiliates shall have no responsibility for obtaining any insurance or bearing any loss, liability, claim, damage or expense relating to the assets, business, operations, conduct, products and employees (including former employees) of the Companies and the Subsidiary that relates to or arises out of occurrences subsequent to the Closing. Except for its obligations to perform the covenants set forth in this
         Section 8(j), nothing herein shall create any obligation on the part of Sellers to endeavor to provide any insurance coverage for any loss, liability, lien, damage or expense of Buyer, the Companies or the Subsidiary after the Closing. Nothing in this Section 8(j) shall modify the rights or obligations of the parties with respect to indemnification obligations or the responsibility for losses, liabilities, damages or expenses that relates to or arises out of occurrences prior to the Closing which is provided for elsewhere in this Agreement.

                 (vi) Nothing contained herein to the contrary shall prohibit Sellers from managing their respective risk management programs with respect to post-Closing periods, including the cancellation or reduction of the amount or scope of insurance coverage with respect to post-Closing periods in a manner consistent with their business judgment as applied to the operations of Sellers and their respective Affiliates.

                 (k) Transition Services Agreement. At the Closing, Buyer and Kraft shall execute and deliver a Transition Services Agreement in substantially the form attached hereto as Exhibit A (the "Transition Services Agreement") which shall, as appropriate, identify particular individuals, (and percentages of their business time) who shall provide transition services. Promptly following the execution of this Agreement, representatives of Buyer and Kraft shall meet to develop a transition plan which will identify services, service periods and service charges to be provided pursuant to the Transition Service Agreement and which will, to the extent practicable, be completed prior to the Closing.

                 (l) Trademark License Agreement. At the Closing, the Companies and Kraft shall execute and deliver a Trademark License Agreement substantially in the form attached hereto as Exhibit B (the "Trademark License Agreement").

                 (m) Technology License Agreement. At the Closing, the Companies and Kraft shall execute and deliver a Technology License Agreement substantially in the form attached hereto as Exhibit C (the "Technology License Agreement").

                 (n) Tulare Facility License Agreement. At the Closing, the Buyer and Kraft shall execute and deliver a License Agreement substantially in the form attached hereto as Exhibit D (the "Tulare Facility License Agreement").

                 (o) Distribution Agreement. At the Closing, Buyer and Kraft or an Affiliate of Kraft shall execute and deliver a Distribution Agreement on the terms attached hereto as Exhibit E (the "Distribution Agreement"), which Buyer and Sellers shall, as soon as practicable following the date hereof, negotiate in good faith.

                 (p) Lease Agreement. At the Closing, Entenmann's and Kraft shall execute and deliver a Lease Agreement substantially in the form attached hereto as Exhibit F (the "Lease Agreement").

                 (q) UK Asset Purchase Agreement. At the Closing, Buyer shall, and Kraft shall cause Kraft Jacobs to, execute and deliver a form of Asset Purchase Agreement substantially in the form attached hereto as Exhibit G (the "UK Asset Purchase Agreement").

                 (r) Co-Generation Guaranty Assignment. At the Closing, Buyer, Kraft and Bay Shore Co-Gen, Inc., a Delaware corporation ("BSCI"), shall execute and deliver a Guaranty Assignment containing the terms attached hereto as Exhibit H (the "Co- Generation Guaranty Assignment"), which Buyer and Sellers shall, as soon as practicable following the date hereof, negotiate in good faith, and pursuant to which (i) Kraft will assign its obligations and liabilities under the Guaranty Agreement, dated as of March 11, 1993, between Kraft and BSCI (the "BSCI Guaranty"), to Buyer or an Affiliate, (ii) Buyer or an Affiliate will assume all obligations and liabilities of Kraft under the BSCI Guaranty, and (iii) BSCI will release Kraft from all obligations and liabilities under the BSCI Guaranty. Buyer shall use commercially reasonable efforts to induce BSCI to enter into the Co-Generation Guaranty Assignment. If Buyer is unable to effect the occurrence of such events after using commercially reasonable efforts to do so, Buyer shall obtain letters of credit with respect to all obligations and liabilities of Kraft under the BSCI Guaranty providing for the reimbursement of Kraft to the extent Kraft is responsible for any amounts under the BSCI Guaranty, and such letters of credit shall be on terms, in amounts and from financial institutions satisfactory to Sellers. As a result of the substitution contemplated by the first sentence of this Section 8(r) and/or the letter or letter of credit contemplated by the immediately preceding sentence, Kraft and its Affiliates shall from and after the Closing cease to have any obligation whatsoever arising from or in connection with the BSCI Guaranty except for obligations, if any, for which Kraft or an Affiliate will be fully indemnified pursuant to a letter of credit obtained by Buyer or as otherwise provided in this Agreement.

                 (s) Know-How License Agreement. At the Closing, the Companies, the Subsidiary and Kraft shall execute and deliver a Know-How License Agreement substantially in the form attached hereto as Exhibit I (the "Know-How License Agreement").

                 (t) Development Agreement. At the Closing, Buyer and Kraft or an Affiliate of Kraft shall execute and deliver a Development Agreement containing the terms attached hereto as Exhibit J (the "Development Agreement"), which Buyer and Seller shall, as soon as practicable following the date hereof, negotiate in good faith.

                 (u) MX Technology. Notwithstanding anything in this Agreement to the contrary, upon the Closing (i) the Sellers shall transfer to the Companies and the Subsidiary Sellers' entire rights, title and interest in the MX Technology (as defined in the Technology License Agreement attached hereto as Exhibit C), worldwide and for all applications, and (ii) the Companies and the Subsidiary shall, pursuant to the terms of the Technology License Agreement, grant to the Sellers a nonexclusive, perpetual, irrevocable, worldwide, royalty-free license outside the Bakery Field (as defined in the Technology License Agreement) to make, have made, use, have used and sell products which embody the MX Technology.

                 9. Further Assurances. From time to time, as and when requested by any party hereto, any other party hereto shall execute and deliver, or cause to be executed and delivered, all such documents and instruments and shall take, or cause to be taken, all such further or other actions (subject to any limitations set forth in this Agreement), as such other party may reasonably deem necessary or desirable to consummate the transactions contemplated by this Agreement.

                 10.      Tax Matters.

                 (a) Tax Returns. Sellers represent and warrant that (i) all Income Tax Returns required to be filed for taxable periods ending on or prior to the Closing Date by, or with respect to any activities of, the Companies or the Subsidiary have been or will be filed in accordance with all applicable laws, and all Income Taxes shown to be due on such Tax Returns have been or will be paid, (ii) all other material Tax Returns required to be filed before the Closing Date by, or with respect to any activities of the Companies or the Subsidiary have been or will be filed in accordance with all applicable laws and all Taxes shown as due on such Tax Returns have been or will be paid and (iii) for purposes of an election under Section 338(h)(10) of the Code, the Companies and KFBC are members of the Philip Morris Companies Inc. consolidated tax return group for Federal Income Tax purposes.

                 (b)      Section 338(h)(10) Election.

                 (i) Sellers will join with the Buyer in making an election under Section 338(h)(10) of the Code (and any corresponding elections under state or local tax law) (collectively, a "Section 338(h)(10) Election") with respect to the purchase and sale of the Shares hereunder. Sellers will pay any Federal, state, or local Income Tax attributable to the deemed sale resulting from making the
         Section 338(h)(10) Election.

                 (ii) Buyer will not make an election under Section 338(g) of the Code (or any corresponding elections under state or local tax law) with respect to the Subsidiary unless Buyer has received Seller's written consent to such election, which consent shall not be unreasonably withheld.

                 (iii) Buyer shall prepare all Section 338 Forms in accordance with applicable Tax Laws and the terms of this Agreement, and Sellers shall cooperate as reasonably requested by Buyer in the preparation of such Section 338 Forms.

                 (c) Allocation of Final Purchase Price. Buyer and Sellers will negotiate in good faith based on an appraisal (the expense of which shall be borne equally by Sellers and Buyer) secured by Buyer (a draft as well as final copies of which shall be furnished to Sellers within ten days after receipt by Buyer) to determine the fair market value of the assets of the Companies and the Subsidiary and of the Other Assets and the UK Assets and allocate the Final Purchase Price, the liabilities of the Companies and the Subsidiary, the Assumed Liabilities and the UK Assumed Liabilities to the assets of the Companies, the Subsidiary, the Other Assets and the UK Assets for all purposes (including Tax and financial accounting purposes). Sellers' covenant not to compete shall be treated as an inseparable part of the Final Purchase Price. The Buyer, the Companies, the Subsidiary, and Sellers will file all Income Tax Returns (including amended returns and claims for refund) in a manner consistent with such allocation. The allocation agreed to shall be deemed to be part of the Agreement.

                 (d) Tax Indemnification by Sellers. Sellers shall be liable for, and shall hold Buyer, the Companies, the Subsidiary, and any successor corporations thereto harmless from and against the following Taxes with respect to the Companies and the Subsidiary, except to the extent such Taxes are taken into account in the Closing Net Book Value Statement:

                 (i) any and all Income Taxes (including any Income Taxes of any consolidated, combined or unitary group of which any of the Companies or the Subsidiary is or has been a member) for any taxable period ending (or deemed, pursuant to Section 10(f) hereof, to end) on or before the Closing Date due or payable by the Companies or the Subsidiary, including any Federal, state, or local Income Taxes incurred as a result of making the Section 338(h)(10) Election;

                 (ii)     any and all Taxes allocated to Sellers pursuant to
         Section 10(f);

                 (iii) any and all Taxes with respect to the operations of Sellers, other than those operations conducted by the Companies and the Subsidiary or operations conducted by Sellers or their respective Affiliates in connection with the UK Business, including any several liability of the Companies or the Subsidiary under United States Treasury Regulation Section 1.1502-6 or under any comparable or similar provision under state, local or foreign laws or regulations; and

                 (iv) any liability for Federal, state, or local Income Taxes with respect to any gain realized by the Sellers or their Affiliates upon the sale of the Companies, the Subsidiary, or the Other Assets.

                 (e) Tax Indemnification by Buyer. Buyer shall be liable for, and shall hold Sellers harmless from and against, the following Taxes with respect to the Companies and the Subsidiary:

                 (i) any and all Income Taxes (other than Income Taxes referred to in Section 10(d)) for any taxable period beginning after the Closing Date, due or payable by the Companies, the Subsidiary or Sellers;

                 (ii) any and all Other Taxes (other than Taxes described in Section 10(d) for which Sellers are liable) due or payable by the Companies or the Subsidiary for all taxable periods (whether beginning before, on or after the Closing Date) except to the extent Sellers are required to indemnify under Section 11(a). This Section 10(e)(ii) shall not alter the application of Section 2(b);

                 (iii) any and all Taxes not incurred in the ordinary course of business attributable to the acts or omissions of Buyer, Buyer's affiliates, the Companies or the Subsidiary after the Closing;

                 (iv) any and all Taxes resulting from or arising out of any transaction or act done in anticipation of the transactions contemplated by this Agreement but only to the extent such transactions or acts were done on the written request of Buyer that cited this Section 10(e)(iv) and Sellers have the right in their sole discretion to decline to accede to such request in the absence of a reference to this Section; and

                 (v)      any and all Taxes allocated to Buyer pursuant to
         Section 10(f).

                 (f)      Allocation of Certain Taxes.

                 (i) Any Income Taxes (unless described in Section 10(e)(iv)) for a taxable period beginning on or before the Closing Date and ending after the Closing Date with respect to the Companies or the Subsidiary shall be apportioned between Sellers and Buyer based on the actual operations of the Companies and/or the Subsidiary, as the case may be, during the portion of such period ending on the Closing Date and the portion of such period beginning on the day following the Closing Date, and for purposes of the provisions of
         Section 10(d), 10(e), 10(f) and 10(h), each portion of such period shall be deemed to be a taxable period (whether or not it is in fact a taxable period).

                 (ii) Sellers will pay all state, county, or local sales, excise, value added, use, registration, stamp, or other transfer taxes and similar taxes, levies, charges or fees required to be paid on the transfer of any of the Shares or the Other Assets. The parties will cooperate in providing each other with appropriate resale exemption certification and other similar tax and fee documentation.

                 (iii) Sellers will pay the New York State Gains Tax incurred as a result of the transactions contemplated by this Agreement. Buyer agrees to cooperate and to cause the Companies to cooperate with Sellers in complying with the Gains Tax Law. No later than thirty (30) days before Closing, Buyer shall prepare and submit to Sellers for their approval, which approval will not be unreasonably withheld, the appraised fair market values of the New York Real Property. Sellers agree to comply as soon as practicable with the requirements of Article 31-B of the Tax law of the State of New York and the regulations applicable thereto, as the same from time to time may be amended (collectively, the "Gains Tax Law").

                 (g)      Filing Responsibility.

                 (i) Seller shall prepare and file or shall cause the Companies to prepare and file the following Tax Returns with respect to the Companies and the Subsidiary: (A) all Income Tax Returns for any taxable period ending on or before the Closing Date (including, without limitation, any deemed sale Tax Return resulting from the filing of a Section 338(h)(10) Election) other than Tax Returns referred to in Section 10(f)and (B) all Tax Returns with respect to Other Taxes required to be filed (taking into account extensions) prior to the Closing Date.

                 (ii) Buyer, the Companies and the Subsidiary shall, subject to the provisions of this Section 10(g), file all other Tax Returns with respect to the Companies and the Subsidiary.

                 (iii) With respect to any state or local Income Tax Return for taxable periods beginning on or before the Closing Date and ending after the Closing Date, Buyer shall cause the Companies and the Subsidiary to consult with Sellers concerning such Tax Return and to report all items with respect to the period ending on the Closing Date in accordance with the Companies' past practice, unless otherwise agreed by Sellers and Buyer. The Companies and the Subsidiary shall provide Sellers a copy of their proposed Tax Returns at least 40 days prior to the filing deadline for such Tax Return, and Sellers may provide comments to any of the Companies and/or the Subsidiary, which comments shall be delivered within 15 days of receiving such copies from such Company or Subsidiary.

                 (h)      Refunds and Carrybacks.

                 (i) Sellers shall be entitled to any refunds or credits of Income Taxes attributable to or arising in taxable periods ending on or before the Closing Date, other than refunds or credits of Income Taxes in states or local jurisdictions for which a Section 338(h)(10) Election is unavailable, attributable to any unavoidable carryback of tax items generated by a Company or the Subsidiary after the Closing Date for which an election to only carryforward is not available. The refund or credit attributable to such carrybacks shall be computed as if all carryforwards and carrybacks of Sellers and their respective Affiliates which could have been utilized in such periods were utilized first.

                 (ii) Buyer, the Companies, or the Subsidiary, as the case may be, shall be entitled to any refunds or credits of Income Taxes attributable to or arising in taxable periods beginning on or after the Closing Date, other than refunds or credits of Income Taxes in states or local jurisdictions for which a Section 338(h)(10) Election is unavailable, attributable to any unavoidable carryforward of tax items generated by a Company or Subsidiary on or before the Closing Date for which carrybacks are not available. The refund or credit attributable to such carryforwards shall be computed as if all carryforwards and carrybacks of Buyer and its respective Affiliates which could have been utilized in such periods were utilized first.

                 (iii) Buyer shall cause the Companies and the Subsidiary promptly to forward to Sellers or to reimburse Sellers for any refunds or credits due Sellers (pursuant to the terms of this Section 10) after receipt thereof, and Sellers shall promptly forward to Buyer or reimburse Buyer for any refunds or credits due Buyer (pursuant to the terms of this Section 10) after receipt thereof.

                 (i)      Cooperation and Exchange of Information.

                 (i) Sellers and Buyer shall cooperate, including preparing and delivering certificates and other documentation, to avoid imposition of Canadian withholding and other taxes attributable to the sale of the Subsidiary.

                 (ii) Sellers shall prepare and submit to Buyer no later than three months after the Closing Date, 1995 blank tax return workpaper packages. Buyer shall, or shall cause each of the Companies and the Subsidiary to, prepare in good faith and consistent with past practice and submit to Sellers within three months of receipt, all information as Sellers shall reasonably request in such tax return workpaper packages.

                 (iii) As soon as practicable, but in any event within 30 days after any request, from and after the Closing Date, Sellers or Buyer shall provide the other with such cooperation and shall deliver such information and data concerning the pre-Closing operations of the Companies and the Subsidiary and make available such knowledgeable employees of the Companies and the Subsidiary as Sellers or Buyer may reasonably request, including providing the information and data required by Sellers' or Buyer's customary tax and accounting questionnaires, in order to enable Sellers or Buyer to complete and file all Tax Returns which they may be required to file with respect to the operations and business of the Companies and the Subsidiary through the Closing Date or to respond to audits by any taxing authorities with respect to such operations and to otherwise enable Sellers or Buyer to satisfy their internal accounting, tax and other legitimate requirements. Such cooperation and information shall include without limitation provision of powers of attorney for the purpose of signing Tax Returns and defending audits and promptly forwarding copies of appropriate notices and forms of other communications received from or sent to any Taxing Authority which relate to any of the Companies or the Subsidiary, and providing copies of all relevant Tax Returns, together with accompanying schedules and related workpapers, documents relating to rulings or other determinations by any Taxing Authority and records concerning the ownership and tax basis of property, which Sellers, Buyer, the Companies, or the Subsidiary may possess. Sellers, Buyer, the Companies, and the Subsidiary shall make their respective employees and facilities available on a mutually convenient basis to provide explanation of any documents or information provided hereunder.

                 (iv) For a period of seven (7) years or, if longer, the applicable limitation period after the Closing Date, Buyer shall, and shall cause the Companies and the Subsidiary to, retain all Tax Returns, books and records (including computer files) of, or with respect to the activities of, the Companies and the Subsidiary for all taxable periods ending on or prior to the Closing Date. Thereafter, Buyer shall not dispose of any such tax Returns, books or records unless it first offers in writing such Tax Returns, books and records to Sellers and Sellers fail to accept such offer within sixty (60) days of its being made.

                 (v) Buyer and Sellers and their respective Affiliates shall cooperate in the preparation of all Tax Returns relating in whole or in part to taxable periods ending on or before or including the Closing Date that are required to be filed after such date. Buyer and Sellers and their respective Affiliates shall reasonably cooperate with respect to preparation of the Tax Returns for the first three taxable periods ending after the Closing Date. Such cooperation shall include, but not be limited to, furnishing such information within such party's possession requested by the party filing such Tax Returns as is relevant to their preparation. In the case of any state, local or foreign joint, consolidated, combined, unitary or group relief system Tax Returns, such cooperation shall also relate to any other taxable periods in which one party could reasonably require the assistance of the other party in obtaining any necessary information.

                 (vi) Sellers shall have the right, at their own expense, to control any audit or examination by any Taxing Authority ("Tax Audit"), initiate any claim for refund, contest, resolve and defend against any assessment, notice of deficiency, or other adjustment or proposed adjustment relating to any and all Income Taxes for any taxable period ending on or before the Closing Date. Sellers shall have the right, at their own expense, to control any Tax Audits, initiate any claim for refund, contest, resolve and defend against any assessment, notice of deficiency, or other adjustment or proposed adjustment relating to any and all Other Taxes payable with respect to Tax Returns filed or required to be filed (taking into account extensions) prior to the Closing Date with respect to the Companies and the Subsidiary to the extent that Losses arising from Other Taxes for such items or group of related items as described in Section 11(a), exceeds $25,000 and Buyer has sought an indemnification under
         Section 11(a). With respect to the items described in the preceding sentence, Sellers shall consult with Buyers with respect to the resolution of any such issue that would affect Buyers, and not settle any such issue, or file any amended return relating to such issue, without the consent of Buyer, which consent shall not be unreasonably be withheld. Where consent to a settlement is withheld by the other party pursuant to this Section, such party may continue or initiate any further proceedings at its own expense, provided that the liability of the first party, after giving effect to this Agreement, shall not exceed the liability that would have resulted from the settlement or amended returns. Seller will not enter into any binding agreement with any Tax Authority for Tax Periods beginning after the Closing Date. Buyer shall have the right, at its own expense, to control any other Tax Audit, initiate any other claim for refund, and contest, resolve and defend against any other assessment, notice of deficiency, or other adjustment or proposed adjustment relating to any Taxes for any taxable period beginning before the Closing Date and ending after the Closing Date, provided that, Buyer shall consult with Sellers with respect to the resolution of any issue that would affect Sellers, and not settle any such issue, or file any amended return relating to any such issue, without the consent of Sellers, which consent shall not unreasonably be withheld. Where consent to a settlement is withheld by the other party pursuant to this Section, such other party may continue or initiate any further proceedings at its own expense, provided that the liability of the first party, after giving effect to this Agreement, shall not exceed the liability that would have resulted from the settlement or amended return. Sellers shall furnish Buyer, the Companies, and the Subsidiary with their cooperation and Buyer, Companies and Subsidiary shall similarly furnish their cooperation in a manner comparable to that described in Section 10(i)(iii) hereof to effect the purposes of this Section 10(i)(vi).

                 (vii) If Buyer, or any of the Companies or the Subsidiary, as the case may be, fails to provide any information reasonably requested by Sellers, or Sellers fail to provide any information requested by Buyer, in each case, in the time specified herein, or if no time is specified pursuant to this Section 10(i), within a reasonable period, or otherwise fails to do any act required of it under this Section 10(i), then Buyer or Sellers, as the case may be, shall be obligated, notwithstanding any other provision of this Agreement, to indemnify the other party and shall so indemnify the other party and its respective Affiliates and hold the other party and its respective Affiliates harmless from and against any and all costs, claims or damages, including, without limitation, all Taxes or deficiencies thereof, payable as a result of such failure.

                 (j) Tax Sharing Agreements. Any Tax sharing agreement between any other person and any of the Companies or the Subsidiary shall be terminated as of the Closing Date with respect to the Companies and the Subsidiary and neither the Companies nor the Subsidiary shall have any liability thereunder after such termination.

                 (k) Safe Harbor Leases. In the case of leases under a safe harbor lease agreement entered into by any of the Companies under section 168(f)(8) of the Internal Revenue Code of 1954, as amended by the Economic Recovery Tax Act of 1981, listed on Schedule 10(k) (each, a "Safe Harbor Lease"), each lessee (in the case of a deemed purchase under Sec. 168(f)(8) pursuant to 10(b) above) shall
(1) furnish to Sellers at the Closing a written consent to take any property covered by a Safe Harbor Lease subject to such Safe Harbor Lease in the form attached as Exhibit K, (2) furnish a copy of such consent to the lessor within 30 days of the Closing, (3) file a statement with its timely filed federal income tax return for the taxable year in which the deemed transfer occurs containing the information required by Temporary Regulation Section 5c.168(f)(8)-2(a)(5) and confirming the consent, and (4) take such other steps as may reasonably be requested by Sellers with respect to such Safe Harbor Lease.

                 (l)      Definitions.  For purposes of this Section 10,
Section 4, and Section 5(b)(xii), the following terms shall have the meanings ascribed to them below:

                 (i) "Code" means the Internal Revenue Code of 1986, as amended.

                 (ii) "Income Taxes" means (A) federal, state, local, or foreign income or franchise Taxes or other Taxes measured by income and all other Taxes reported on Tax Returns which include federal, state, local, or foreign income or franchise taxes or other taxes measured by income, together with interest or penalties imposed with respect thereto, and (B) any obligations under any agreements or arrangements with respect to any Income Taxes described in clause (A) above.

                 (iii) "Income Tax Returns" means federal, state, local, or foreign Income Tax Returns required to be filed with any Taxing Authority that include any of the Companies or the Subsidiary.

                 (iv)     "IRS" means the Internal Revenue Service.

                 (v)      "Other Taxes" means all Taxes which are not Income
         Taxes.

                 (vi) "Section 338 Forms" means all returns, documents, statements, and other forms that are required to be submitted to any Taxing Authority in connection with a Section 338(h)(10) Election.

                 (vii) "Tax" or "Taxes" means (A) all federal, state, local, or foreign income, gross receipts, estimated, alternative minimum, add-on minimum, profits, sales, use, occupation, value added, ad valorem, transfer, registration, franchise, employee or other withholding, payroll, unemployment, excise, license, property, or other tax, of any kind whatsoever, together with any interest, penalties, or additions to tax imposed with respect thereto and (B) any obligations under any agreements or arrangements with respect to any Taxes described in clause (A) above.

                 (viii) "Tax Laws" means the Code and any federal, state, local, or foreign laws relating to Taxes and any regulations or official administrative pronouncements released thereunder.

                 (ix) "Tax Returns" means returns, declarations, reports, claims for refund, information returns, or other documents (including any related or supporting schedules, statements, or information) filed required to be filed in connection with the determination, assessment or collection of Taxes of any party or the administration of any laws, regulations, or administrative requirements relating to any Taxes.

                 (x) "Taxing Authority" means any governmental authority, domestic or foreign, having jurisdiction over the assessment, determination, collection, or other imposition of Tax.

                 11.      Indemnification.

                 (a) Indemnification by Sellers. Sellers shall indemnify Buyer and each of its Affiliates, officers, directors, employees and agents and hold them harmless from any loss, liability, damage or expense (including reasonable legal fees and expenses as provided in Section 11(f)) but excluding liabilities to the extent reserved for on the Closing Net Book Value Statement, consequential damages, lost profits or punitive damages (such items, giving effect to such exclusions, being referred to as "Losses") suffered or incurred by any such indemnified party to the extent arising from (i) any breach of any representation or warranty of Sellers contained in this Agreement, the Tulare Facility License Agreement and the Lease Agreement or of Kraft Jacobs in the UK Asset Purchase Agreement which survives the Closing; provided, however, that for purposes of this indemnity the representations and warranties of Sellers shall be read as if they contained no qualifications for Material Adverse Effect, materiality (except with respect to Section 4(e) and 4(k) and except for the purpose of determining which agreements, documents or similar items are required to be listed on particular Schedules) or knowledge (solely with respect to Section 4(l)(i) and Section 4(q)), (ii) any Environmental Losses and
(iii) any breach of any covenant of Sellers contained in this Agreement, the Tulare Facility License Agreement and the Lease Agreement or of Kraft Jacobs in the UK Asset Purchase Agreement requiring performance after the Closing Date; provided, however, that Sellers shall not have any liability under clause (i) or (ii) of this Section 11(a) unless the aggregate of all Losses relating thereto for which Sellers would, but for this proviso, be liable exceeds on a cumulative basis $15 million, and thereafter Sellers shall indemnify any such indemnified party for 50% of all Losses in excess of $15 million but not exceeding $35 million, and 75% of all Losses in excess of $35 million but not exceeding $200 million; provided further, however, that Seller shall not have any liability for any individual item (or group of items relating to the same claim) where the Loss relating to such item (or group of related items) is less than $25,000 and such items shall not be aggregated or otherwise considered for purposes of calculating cumulative Losses under the immediately preceding proviso to this Section 11(a). Buyer agrees that any Loss which was incurred or suffered because it was necessary to bring any Property or UK Asset which is not in compliance with applicable laws at the Closing Date into compliance with applicable laws in effect at the Closing Date shall be reduced by (and Sellers shall not indemnify for) any amounts expended with respect thereto which are included in the compliance capital expenditures budget of the Companies and the Subsidiary set forth on Schedule 11(a). "Environmental Losses" means out-of-pocket expenses and payments to third parties (including judgments, settlements, fines and penalties and payments to consultants, engineers and attorneys) incurred in connection with the remediation or correction of any Environmental Condition required by an Environmental Law as in effect on the Closing Date. "Environmental Condition" means (A) any condition affecting any Property, other leased real property of any Company or the Subsidiary or UK Asset arising out of any release of Hazardous Substances from or onto any Property, other leased real property of any Company or the Subsidiary or UK Asset prior to the Closing Date, (B) any condition affecting any other property arising out of any disposal or release of Hazardous Substances prior to the Closing Date by any of the Companies or the Subsidiary or by the Bristol Facility or any predecessor in interest of any of them or (C) any condition arising out of non-compliance with Environmental Laws prior to the Closing Date. For purposes of this Agreement, "Hazardous Substance" means any hazardous and toxic substance, waste or material, any pollutant or contaminant, including, without lmitation, PCB's, asbestos and raw materials that include hazardous constituents or any other similar substance or material that are included under or regulated by any Environmental Laws.

                 (b) Exclusive Remedy. Except as otherwise expressly provided in Sections 5(a), 8(f)(iii), 8(f)(vii), 10 and 23, Buyer and Sellers acknowledge and agree that, from and after the Closing, their sole and exclusive remedy with respect to any and all claims relating to the subject matter of this Agreement, the Stock Purchase and the UK Asset Purchase Agreement shall be pursuant to the indemnification provisions set forth in this
Section 11. In furtherance of the foregoing, Buyer and Sellers hereby waive, from and after the Closing, to the fullest extent permitted under applicable law, any and all rights, claims and causes of action either may have against the other relating to the subject matter of this Agreement, the Stock Purchase and the UK Asset Purchase Agreement arising under or based upon any federal, state, local or foreign statute, law, ordinance, rule or regulation or otherwise, provided, however, that Buyer and Sellers do not hereby waive any tort claims either may have against the other for intentional fraudulent misrepresentation (except with respect to claims relating to the truth of the representation and warranty in Section 4(q)(ii), as to which Buyer's sole remedy shall be pursuant to Section 11(a)). Notwithstanding anything to the contrary contained in this Agreement, Buyer shall have no right to indemnification under Section 11(a) with respect to any Loss or alleged Loss if Buyer shall have requested a reduction in the Net Book Value reflected on the Closing Net Book Value Statement on account of any matter forming the basis for such Loss or alleged Loss and shall have agreed, or the Accounting Firm shall have determined, that no such reduction is appropriate.

                 (c) Indemnification by Buyer. Buyer shall indemnify Sellers, their respective Affiliates, officers, directors, employees and agents against and hold them harmless from any Losses suffered or incurred by any such indemnified party to the extent arising from (i) any breach of any representation or warranty of Buyer contained in this Agreement, the Tulare Facility License Agreement and the Lease Agreement or of Kraft Jacobs in the UK Asset Purchase Agreement which survives the Closing, (ii) any breach of any covenant of Buyer contained in this Agreement, the Tulare Facility License Agreement and the Lease Agreement or of Kraft Jacobs in the UK Asset Purchase Agreement requiring performance after the Closing Date, (iii) any failure of Buyer to pay, discharge or perform any of the Assumed Liabilities or the UK Assumed Liabilities, (iv) any obligation, guarantee or obligation to assure performance given or made by Sellers or any of their respective Affiliates with respect to any of the Assumed Liabilities or the UK Assumed Liabilities, (v) any discontinuance, suspension or modification of any employee benefit plan maintained by Buyer as contemplated by Section 8(f) hereof and any and all obligations, liabilities, actions, suits, claims and other proceedings which arise directly or indirectly out of the operation of the Companies and the Subsidiary or use of the Other Assets or UK Assets after the Closing, (vi) any liability or obligation of Sellers or their respective Affiliates or the Companies or the Subsidiary with respect to any of the litigation set forth on
Schedule 4(j), (vii) any liability or obligation of Sellers and their respective Affiliates for any of the liabilities set forth in clause (viii) below, including, without limitation, any guarantee or obligation to assure performance given or made by Sellers or an

Affiliate of Sellers with respect to any obligation of any of the Companies and the Subsidiary set forth in clause (viii) below, (viii) all obligations and liabilities of whatever kind and nature, primary or secondary, direct or indirect, absolute or contingent, known or unknown, whether or not accrued, whether arising before, on or after the Closing Date, of any of the Companies and the Subsidiary, including, without limitation, any such obligations or liabilities contained in the Material Contracts, the Bouyea-Fassetts Benefit Plans or any agreement, lease, license, permit, plan or commitment that, because it fails to meet the relevant threshold amount or term, is not included within the definition of Material Contracts; provided, however, that Buyer shall not have any liability for any individual item (or group of items relating to the same claim) where the Loss relating to such item (or group of related items) is less than $25,000. Notwithstanding anything in this Section 11(c) to the contrary, any obligation of the Buyer to indemnify any indemnified party against any Losses arising pursuant to clauses (vi), (vii) and (viii) of this Section 11(c) which are also within the scope of Sellers' indemnification obligations under clauses (i) or (ii) of Section 11 (a) (together with all other Losses which are within the scope of such indemnification obligations of Sellers, the "Shared Indemnifiable Items") shall be treated as a Loss for purposes of, and shall be subject to the limits of, the first proviso which follows clause (iii) of Section 11(a).

                 (d) Losses Net of Insurance. The amount of any and all Losses under this Section 11 shall be determined net of any amounts recovered or recoverable by the indemnified party under insurance policies, indemnities or other reimbursement arrangements with respect to such Losses. Each party hereby waives, to the extent permitted under its applicable insurance policies, any subrogation rights that its insurer may have with respect to any indemnifiable Losses. Any indemnity payment under this Agreement shall be treated as an adjustment to the Final Purchase Price for tax purposes.

                 (e) Termination of Indemnification. The obligations to indemnify and hold harmless a party hereto, pursuant to Sections 11(a)(i), 11(a)(ii) and 11(c)(i), shall terminate when the applicable representation, warranty or indemnification terminates pursuant to Section 15; provided, however, that such obligations to indemnify and hold harmless shall not terminate with respect to any item as to which the person to be indemnified or the related party thereto shall have, prior to the expiration of the applicable period, previously made a claim by delivering a written notice (stating in reasonable detail the nature of, and factual and legal basis for, any such claim for indemnification, and the provisions of this Agreement upon which such claim for indemnification is made) to the indemnifying party. The obligation to indemnify and hold harmless a party hereto pursuant to the other clauses of Sections 11(a) and 11(c) shall not terminate.

                 (f)      Procedures Relating to Indemnification.

                 (i) In order for a party (the "indemnified party") to be entitled to any indemnification provided for under this Agreement in respect of, arising out of or involving a claim or demand made by any person, firm, governmental authority or corporation against the indemnified party (a "Third Party Claim"), such indemnified party must notify the indemnifying party in writing, and in reasonable detail, of the Third Party Claim as promptly as reasonably possible after receipt by such indemnified party of notice of the Third Party Claim; provided, however, that failure to give such notification on a timely basis shall not affect the indemnification provided hereunder except to the extent the indemnifying party shall have been actually
         prejudiced as a result of such failure.   Thereafter, the indemnified
         party shall deliver to the indemnifying party, within five business days after the indemnified party's receipt thereof, copies of all notices and documents (including court papers) received by the indemnified party relating to the Third Party Claim. With respect to any Third Party Claim that constitutes a Shared Indemnifiable Item, the recipient of such Third Party Claim shall give the notice contemplated above.

                 (ii) If a Third Party Claim is made against an indemnified party, the indemnifying party shall be entitled to participate in the defense thereof and, if it so chooses and acknowledges its obligation to indemnify the indemnified party therefor, to assume the defense thereof with counsel selected by the indemnifying party and reasonably satisfactory to the indemnified party; provided, however, that, in the case of Shared Indemnifiable Items, (x) Buyer shall be the party which is entitled to such rights (and shall be deemed the indemnifying party for purposes of this paragraph (ii)), except to the extent that Sellers' share of such Shared Indemnifiable Items exceeds 50%, in which event Sellers shall be deemed the indemnifying party and (y) defense costs incurred by the indemnifying party to the extent it has assumed the defense thereof in the manner contemplated below (or by the indemnified party for any period during which the indemnifying party has not assumed the defense) in each case shall be deemed Losses for purposes of the first proviso which follows clause (iii) of
         Section 11(a) to the extent it has assumed the defense thereof in the manner contemplated below. Notwithstanding any acknowledgment made pursuant to the immediately preceding sentence, the indemnifying party shall continue to be entitled to assert any limitation on its indemnification responsibility contained in the provisos to Section 11(a) or Section 11(c), as the case may be. Should the indemnifying party so elect to assume the defense of a Third Party Claim, the indemnifying party shall not be liable to any indemnified party for legal expenses subsequently incurred by the indemnified party in connection with the defense thereof and shall not be liable for legal expenses of more than one counsel (who shall be selected by Sellers or Buyer, as the case may be) for all indemnified parties in connection with the same Third Party Claim. If the indemnifying party assumes such defense, the indemnified party shall have the right to participate in the defense thereof and to employ counsel, at its own expense, separate from the counsel employed by the indemnifying party, it being understood, however, that the indemnifying party shall control such defense. Subject to the first sentence of this subsection, the indemnifying party shall be liable for the fees and expenses of counsel employed by the indemnified party for any period during which the indemnifying party has not assumed the defense thereof. If the indemnifying party chooses to defend any Third Party Claim, all the parties hereto shall cooperate in the defense or prosecution of such Third Party Claim. Such cooperation shall include the retention and (upon the indemnifying party's request) the provision to the indemnifying party of records and information which are reasonably relevant to such Third Party Claim, and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. Whether or not the indemnifying party shall have assumed the defense of a Third Party Claim, the indemnified party shall not admit any liability with respect to, or settle, compromise or discharge, such Third Party Claim without the indemnifying party's prior written consent (which consent shall not be unreasonably withheld). In addition, in the case of any Third Party Claim which is a Shared Indemnifiable Item, Buyer (or Sellers if they are deemed the indemnifying party) shall not admit any liability with respect to, or settle, compromise or discharge, such Third Party Claim without Sellers' (or Buyer's, if applicable) prior written consent (which consent shall not be unreasonably withheld); provided, however, that no such consent shall be required for a settlement that does not impose any payment or other obligation on the Sellers to the extent that Sellers are not then directly sharing in the Losses arising out of such settlement.

                 12. Assignment. Except as set forth below, this Agreement and any rights and obligations hereunder shall not be assignable or transferable by Buyer or Sellers (including by operation of law in connection with a merger or sale of stock, or sale of substantially all the assets, of Buyer or Sellers) without the prior written consent of the other parties and any purported assignment without such consent shall be void and without effect; provided that, without the consent of Sellers, Buyer may assign its right to purchase any of the Shares or the Other Assets hereunder to one or more wholly-owned subsidiaries of Buyer upon written notice of such assignment to Sellers (it being understood, however, that no such assignment shall limit or otherwise affect Buyer's obligations hereunder).

                 13. No Third-Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their permitted assigns and nothing herein express or implied (including Sections 8(f), 8(j) and 11) shall give or be construed to give to any person or entity, other than the parties hereto and such permitted assigns, any legal or equitable rights hereunder.

                 14.      Termination.

                 (a) Anything contained herein to the contrary notwithstanding, this Agreement may be terminated and the transactions contemplated hereby abandoned at any time prior to the Closing Date:

                 (i)      by the mutual written consent of Sellers and Buyer;

                 (ii)     by Sellers if any of the conditions set forth in
         Section 3(b) shall have become incapable of fulfillment, and shall not have been waived by Seller;

                 (iii)    by Buyer if any of the conditions set forth in
         Section 3(a) shall have become incapable of fulfillment, and shall not have been waived by Buyer; or

                 (iv) by Seller or Buyer if the Closing does not occur on or prior to October 31, 1995;

provided, however, that the party seeking termination pursuant to clause (ii),
(iii) or (iv) above is not in breach of any of its representations, warranties, covenants or agreements contained in this Agreement.

                 (b) In the event of termination by Sellers or Buyer pursuant to this Section 14, written notice thereof shall forthwith be given to the other party and the transactions contemplated by this Agreement shall be terminated, without further action by any party. If the transactions contemplated by this Agreement are terminated as provided herein:

                 (i) Buyer shall return all documents and copies and other materials received from or on behalf of Sellers relating to the transactions contemplated hereby, whether so obtained before or after the execution hereof, to Sellers; and


                 (ii) all confidential information received by Buyer with respect to the Companies and the Subsidiary, the UK Business, the Other Assets, and the Assumed Liabilities shall be treated in accordance with the Diligence Confidentiality Agreement, which shall remain in full force and effect notwithstanding the termination of this Agreement.

                 (c) If this Agreement is terminated and the transactions contemplated hereby are abandoned as described in this Section 14, this Agreement shall become void and of no further force and effect, except for the provisions of (i) Section 5(a) relating to indemnification in connection with access to the Property,(ii) Section 7(a) relating to the obligation of Buyer to keep confidential certain information and data obtained by it, (iii) Section 8(c) relating to publicity, (iv) Section 16 relating to certain expenses, (v)
Section 23 relating to finder's fees and broker's fees, and (vi) this Section
14. Nothing in this Section 14 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or to impair the right of any party to compel specific performance by another party of its obligations under this Agreement.

                 15. Survival of Representations and Environmental Indemnity. The representations and warranties in this Agreement and the UK Asset Purchase Agreement and in any other document delivered in connection herewith and the indemnification provided in clause (ii) of Section 11(a) shall survive the Closing solely for purposes of Sections 11(a) and 11(c) and shall terminate at the close of business on the second anniversary of the Closing Date; provided, however, that (i) the representations and warranties provided in Section 10 with respect to Tax Matters shall survive until 90 days after all potential claims thereon shall be barred by the applicable statute of limitations, (ii) the representations and warranties provided in Section 4(g) with respect to any Owned Property as to which Sellers deliver a title commitment shall not survive, and shall terminate at the Closing and (iii) the representation and warranties provided in Section 4(e) shall terminate on March 31, 1997. The indemnification provided in clause (ii) of Section 11(a) shall terminate at the close of business on the third anniversary of the Closing Date.

                 16. Expenses. Whether or not the transactions contemplated hereby are consummated, and except as otherwise specifically provided in this Agreement, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs or expenses.

                 17. Amendment and Waiver. This Agreement may be amended, or any provision of this Agreement may be waived; provided that any such amendment or waiver shall be binding upon Sellers only if set forth in a writing executed by Sellers and referring specifically to the provision alleged to have been amended or waived, and any such amendment or waiver shall be binding upon Buyer only if set forth in a writing executed by Buyer and referring specifically to the provision alleged to have been amended or waived. No course of dealing between or among any persons having any interest in this Agreement shall be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any person under or by reason of this Agreement.

                 18. Notices. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered by hand or sent by prepaid telex, cable or telecopy, or sent, postage prepaid, by registered, certified or express mail, or reputable overnight courier service and shall be deemed given when so delivered by hand, telexed, cabled or telecopied, or if mailed, three (3) days after mailing (one business day in the case of express mail or overnight courier service), as follows:

                 (i)      if to Buyer,

                          CPC International Inc.
                          International Plaza
                          Englewood Cliffs, New Jersey 07631
                          Telecopy No. (201) 894-2381
                          Attention: Hanes A. Heller
                                     Deputy General Counsel

         with a copy to:

                          Cahill Gordon & Reindel
                          80 Pine Street
                          New York, New York 10005
                          Telecopy No. (212) 269-5420
                          Attention:  W. Leslie Duffy

                 (ii)     if to Kraft or KFBC,

                 Kraft Foods, Inc.
                 Three Lakes Drive
                 Northfield, Illinois  60093
                 Telecopy No. (708) 646-2950
                 Attention:  General Counsel

         with a copy to:

                 Kraft Foods, Inc.
                 Three Lakes Drive
                 Northfield, Illinois  60093
                 Telecopy No. (708) 646-4431
                 Attention: Douglas B. Levene, Senior Mergers and
                            Acquisitions Counsel

                 19. Interpretation. The headings and captions contained in this Agreement, in any Exhibit or Schedule hereto and in the table of contents to this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Any capitalized terms used in any Schedule or Exhibit and not otherwise defined therein shall have the meanings set forth in this Agreement. The use of the word "including" herein shall mean "including without limitation."

                 20. No Strict Construction. Notwithstanding the fact that this Agreement has been drafted or prepared by one of the parties, Buyer and Sellers confirm that both they and their respective counsel have reviewed, negotiated and adopted this Agreement as the joint agreement and understanding of the parties, and the language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any person.

                 21. Counterparts. This Agreement may be executed in one or more counterparts (including by means of telecopied signature pages), all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other party.

                 22. Entire Agreement. This Agreement and the other agreements referred to herein (including the Diligence Confidentiality Agreement) contain the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, whether written or oral, relating to such subject matter.

                 23. Brokerage. Buyer has not used a broker or finder in connection with the transactions contemplated by this Agreement, and there are no claims for brokerage commissions, finders' fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement by or on behalf of Buyer, except pursuant to an arrangement with Salomon Brothers Inc. for which Buyer is solely responsible. Sellers have not retained any broker or finder or incurred any liability or obligation for any brokerage fees, commissions or finder's fees with respect to this Agreement or the transactions contemplated hereby, except pursuant to an arrangement with Wasserstein Perella & Co., for which Sellers are solely responsible. Notwithstanding anything to the contrary in Section 11, Buyer shall indemnify and hold Sellers harmless for any breach of its representation in this Section 23, and Sellers shall indemnify and hold Buyer harmless for any breach of their representation in this Section 23.

                 24. Schedules. The disclosures in the Schedules hereto and to the UK Asset Purchase Agreement are to be taken as relating to the representations and warranties of Sellers as a whole. The inclusion of information in any of such Schedules hereto shall not be construed as an admission that such information is material to any of the Business, the Companies and the Subsidiary, the UK Business, or KFBC. In addition, matters reflected in such Schedules are not necessarily limited to matters required by this Agreement to be reflected in such Schedules. Such additional matters are set forth for informational purposes only and do not necessarily include other matters of a similar nature. Prior to the Closing, Sellers shall have the right to supplement, modify or update the Schedules hereto and to the UK Asset Purchase Agreement to reflect changes in the ordinary course of business consistent with past practice and subject to Section 5(b) prior to the Closing; provided, however, that any such supplements, modifications or updates shall be subject to Buyer's rights under Section 3(a)(i).

                 25. Representation by Counsel; Interpretation. Sellers and Buyer acknowledge that each of them has been represented by counsel in connection with this Agreement and the transactions contemplated hereby. Accordingly, any rule of law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the party that drafted it has no application and is expressly waived.

                 26. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be valid and effective under applicable law, but if any provision of this Agreement or the application of any such provision to any person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof.

                 27. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Illinois applicable to agreements made and to be performed entirely within such State, without regard to the conflicts of law principles of such State.

                 28. Exhibits and Schedules. All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein.

                 29.      Dispute Resolution.

                 (a) Negotiation. In the event of any dispute or disagreement between Sellers and Buyer as to the interpretation of any provision of this Agreement or any Ancillary Agreement (or the performance of obligations hereunder or thereunder), the matter, upon written request of either party, shall be referred to representatives of the parties for decision, each party being represented by a senior executive officer who has no direct operational responsibility for the matters contemplated by this Agreement (the "Representatives"). The Representatives shall promptly meet in a good faith effort to resolve the dispute. If the Representatives do not agree upon a decision within thirty (30) calendar days after reference of the matter to them, each of Buyer and Sellers shall be free to exercise the remedies available to them under Section 29(b).

                 (b) Arbitration. Any controversy, dispute or claim arising out of or relating in any way to this Agreement or the Ancillary Agreements (other than the Distribution Agreement) or the transactions arising hereunder or thereunder that cannot be resolved by negotiation pursuant to
Section 29(a) shall, except as otherwise provided in Section 2(b), be settled exclusively by arbitration in the City of New York, New York. Such arbitration shall be administered by the Center for Public Resources Institute for Dispute Resolution (the "Institute") in accordance with its then prevailing Rules for Non-Administered Arbitration of Business Disputes (except as otherwise provided herein), by three independent and impartial arbitrators, one of whom shall be appointed by Sellers and one of whom shall be appointed by Buyer. Notwithstanding anything to the contrary provided in Section 27 hereof, the arbitration shall be governed by the United States Arbitration Act, 9 U.S.C.
Section 1 et seq. The fees and expenses of the Institute and the arbitrators shall be shared equally by the parties and advanced by them from time to time as required; provided that at the conclusion of the arbitration, the arbitrators shall award costs and expenses (including the costs of the arbitration previously advanced and the fees and expenses of attorneys, accountants and other experts) and interest at the Applicable Rate to the prevailing party. No pre-arbitration discovery shall be permitted, except that the arbitrators shall have the power in their sole discretion, on application by any party, to order pre-arbitration examination solely of those witnesses and documents that any other party intends to introduce in its case-in-chief at the arbitration hearing. The arbitrators shall render their award within 90 days of the conclusion of the arbitration hearing. The arbitrators shall not be empowered to award to any party any consequential damages, lost profits or punitive damages in connection with any dispute between or among them arising out of or relating in any way to this Agreement or the transactions arising hereunder, and each party hereby irrevocably waives any right to recover such damages. Notwithstanding anything to the contrary provided in this Section 29(b) and without prejudice to the above procedures, either party may apply to any court of competent jurisdiction for temporary injunctive or other provisional judicial relief if such action is necessary to avoid irreparable damage or to preserve the status quo until such time as the arbitration panel is convened and available to hear such party's request for temporary relief. The award rendered by the arbitrators shall be final and not subject to judicial review and judgment thereon may be entered in any court of competent jurisdiction.

                 30. Commercially Reasonable Efforts. Subject to the terms of this Agreement (including the limitations set forth in Section 8(a)), each party will use all commercially reasonable efforts (including actions or agreements to take actions with respect to the Business by Sellers prior to the Closing or by Buyer after the Closing) to comply with its obligations under this Agreement and the Ancillary Agreements, to obtain any necessary third party consents, to obtain any required regulatory approvals or clearances and otherwise to satisfy all the conditions to the Closing.


                     *        *       *        *       *

                 IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.


                       KRAFT FOODS BAKERY COMPANIES, INC.


                       By:
                            -----------------------------------------------
                            Name:
                                 ------------------------------------------
                            Title:
                                  -----------------------------------------


                       KRAFT FOODS, INC.


                       By:
                             ----------------------------------------------
                             Name:
                                  -----------------------------------------
                             Title:
                                   ----------------------------------------



                       CPC International Inc.


                       By:
                             ------------------------------------------
                             Name:
                                  -------------------------------------
                             Title:
                                   ------------------------------------

                  AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT


                 This Amendment No. 1 (this "Amendment") to the Stock Purchase Agreement, dated as of August 7, 1995 (the "Purchase Agreement"), by and among KRAFT FOODS, INC., a Delaware corporation ("Kraft"), KRAFT FOODS BAKERY COMPANIES, INC., a Delaware corporation (together with Kraft, "Sellers") and CPC INTERNATIONAL INC., a Delaware corporation ("CPC"), is made by and among Sellers, CPC and CPC BAKING CO., INC., a Delaware corporation and a wholly-owned subsidiary of CPC ("CPC Baking Co." and together with CPC, "Buyer") this 2nd day of October, 1995. Capitalized terms used but not otherwise defined herein shall have the respective meanings accorded such terms in the Purchase Agreement.

                 WHEREAS, Sellers and CPC wish to amend the Purchase Agreement in certain respects, all upon the terms and conditions set forth herein; and

                 WHEREAS, CPC has requested that the Shares being sold pursuant to the Purchase Agreement be transferred by Sellers to CPC Baking Co.; and

                 WHEREAS, the parties hereto wish to enter into certain other arrangements in accordance with the terms and conditions set forth herein;

                 NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties hereto hereby agree as follows:

                 1. The first "WHEREAS" clause of the recitals to the Purchase Agreement is hereby amended by adding the words ", Hudson Processing, Inc., a Delaware corporation ("Hudson")" after the word "("Entenmann's")" in the sixth line thereof; and by deleting the words

"(Boboli, Freihofer and Entenmann's" in the sixth line thereof and replacing them with the words "(Boboli, Freihofer, Entenmann's and Hudson".

                 2. Notwithstanding the provisions of Sections 2(b), 5(b) or 8(i) or any other provision of the Purchase Agreement, the Companies will be entitled to retain all currency in possession of the thrift stores as of the opening of business on the Closing Date and the Closing Net Book Value Statement shall reflect an amount equal to such currency.

                 3. Section 3(a)(iv) of the Purchase Agreement is hereby amended by inserting the words "BBS Software License Agreement," before "the Tulare License Agreement" in the penultimate line.

                 4. On even date herewith, the Buyer and Kraft shall execute and deliver the BBS Software License Agreement in the form attached hereto as Exhibit A.

                 5. Section 4(b) of the Purchase Agreement is hereby amended by adding the words "Kraft or" before the word "KFBC."

                 6. Pursuant to certain contracts with third party vendors, Kraft, Buyer or the Companies may receive rebates from the vendors thereunder which are attributable to commodities or other supplies purchased for the Business. Kraft agrees that Kraft shall pay on or prior to March 31, 1996 to Buyer an amount equal to the aggregate amount of such rebates, if any, that Kraft actually receives from vendors which are attributable to purchases made between October 2, 1995 and December 31, 1995 for the Business. Buyer agrees that Buyer shall pay on or prior to March 31, 1996 to Kraft an amount equal to the aggregate amount of rebates, if any, that Buyer or any of the Companies actually receives from vendors which are attributable to purchases made by Kraft or any of the Companies before October 2, 1995 for the Business. The parties acknowledge that each party will pay any such rebates to the other in an aggregate amount and will not provide an accounting or breakdown of any such rebates. Without limiting the generality of the indemnification provisions of Section 8(a) of the Purchase Agreement, Buyer agrees to indemnify and hold Sellers harmless from and against any and all costs, expenses (including fees and expenses of counsel), losses and liabilities incurred by Sellers in connection with obtaining any such rebates on behalf of Buyer. Sellers agree to indemnify and hold Buyer harmless from and against any and all costs, expenses (including fees and expenses of counsel), losses and liabilities incurred by Buyer in connection with obtaining any such rebates on behalf of Sellers.

                 7. Section 4 of the Purchase Agreement is hereby amended by adding the following subsection at the end thereof:

                 "(r) Hudson Assets and Liabilities.   Hudson has no material
                 assets or liabilities (except for liabilities to employees which will be accrued on the Closing Net Book Value Statement)."

                 8. Section 8(f)(i) is hereby amended by adding the following sentence to the end thereof: "Sellers and Buyer agree that the provisions in this Section 8(f) relating to severance benefits to be provided to terminated Bakery Employees by Buyer shall not apply to hourly employees of Hudson.

                 9. Pursuant to Sections 7(f) and 8(r) of the Purchase Agreement, CPC agreed to obtain letters of credit in favor of Sellers
(or their Affiliates) with respect to all obligations and liabilities of the applicable Seller or Affiliate under the Guaranties and under the BSCI Guaranty in the event CPC was not able to cause itself to be substituted as guarantor of such obligations and liabilities. Sellers waive the requirement to obtain such letters of credit and agree that such letters of credit shall not be required as a condition to Closing. Notwithstanding such waiver, Buyer acknowledges and agrees that Buyer has assumed all obligations and liabilities of Sellers and their Affiliates under the Guaranties and under the BSCI Guaranty and that Buyer shall continue to use commercially reasonable efforts to cause itself to be substituted in all respects for Sellers or their Affiliates in respect of all obligations and liabilities of Sellers and their Affiliates under the Guaranties and the BSCI Guaranty (or, in the case of the PMCC guaranty, otherwise satisfy the federal and state financial assurance requirements related thereto), as more fully described in Sections 7(f) and 8(r).

                 10. Section 11(c) of the Purchase Agreement is hereby amended by replacing the words "Kraft Jacobs" in clauses (i) and (ii) thereof with the words "Buyer or its Affiliate".

                 11. Sellers hereby agree that, at the written request of Buyer within six months of the Closing Date, Sellers shall assign to Buyer any rights in air emission offsets and credits that Sellers may have as of the Closing Date that are attributable to Sellers' ownership and operation of the Tulare Facility; provided, however that Buyer hereby acknowledges that Sellers make no representation that any such air emission offsets and credits exist or are assignable or otherwise transferable under applicable law, and that Sellers' obligation to assign or transfer such air emission offsets and credits shall not include any requirement to expend money, commence any litigation or offer or grant any accommodation (financial or otherwise) to any third party.

                 12. Kraft will indemnify, defend and hold harmless CPC and the Companies from and against any and all claims, losses, damages and expenses (including reasonable attorney's fees and expenses) ("Claims") arising out of or relating to the Entenmann's Savings Plan and the merger of said plan into the Kraft General Foods Savings Plan. CPC will provide or cause the Companies to provide reasonable access to documents and records in their possession relating to such plans and such Claims (whether made against Kraft, CPC, the Companies or any of them) and will make available employees of the Companies with knowledge of facts relevant to such Claims for purposes of evaluating and defending such Claims.

                 13. The Introduction to the Schedules to the Purchase Agreement is hereby amended by

                 a. inserting the words "August 7" between the brackets in line two therein and removing the brackets from line two therein;

                 b. deleting the words "(the 'Agreement')" from line two therein; and

                 c. adding the words "(CPC) and CPC Baking Co., (together with CPC, "Buyer") amended as of the date hereof, (the 'Stock Purchase Agreement')" to the end of line four therein; and

                 d. adding the words "Stock Purchase" before the word "Agreement" in line seven therein.

                 14. Schedule 1(c) of the Purchase Agreement is hereby amended by

                 a. adding to the list contained therein under the caption "Other Assets" the following item: "6. The assets set forth on Annex 3 hereto (the "Pilot Plant Equipment");" and

                 b.       adding Schedule 1 attached hereto as Annex 3 to
Schedule 1(c) of the Purchase Agreement.

                 The Pilot Plant Equipment shall be included in the schedule to the Bill of Sale of even date herewith from Sellers to Buyer or its designee. The parties hereto acknowledge and agree that (i) the net book value of the Pilot Plant Equipment shall be included in the property, plant and equipment account to be reflected on the Closing Net Book Value Statement and
(ii) including the net book value of the Pilot Plant Equipment on the Closing Net Book Value Statement will cause the Final Purchase Price to increase by an amount equal to such net book value.

                 15. Annex 1 to Schedule 1(c) to the Purchase Agreement is hereby amended by adding the following items to the list contained therein captioned "Other Contracts":

                          11. Software License Agreement between Software Plus, Inc. and General Foods Bakery Companies for Human Resources/SP and Payroll/SP Combined Version.(4)

                          12. Software License Agreement between Michaels, Ross and Cole Ltd. and General Foods Bakery Companies for MRC - Full Functions.(4)

                          13. Software License Agreement between IBM and KFBC for Metaphor.(4)

                          14. Agreement between Red Brick Systems and General Foods Bakery Companies for Red Brick Warehouse Version 1.5 and DIS Gateway.(4)

                          15.     Agreement between Routing Technology
                                  Software, Inc. and General Foods Bakery
                                  Companies, Inc. for ROADSHOW/50 System.(4)

                          16. Software License Agreement between KMA Synthesis and General Foods Bakery Companies, Inc. for Auto-REMIT.(4)

                          17. Software License Agreement between McCormack & Dodge and General Foods Corporation for Accounts Payable software.(4)

                          18. Software License Agreement between PKWARE and KFBC for PKZIP, PKUNZIP & PKSFX.(4)

                          19. Term Lease Supplement Agreements between IBM Credit Corporation and Kraft Inc. for various IBM hardware.(4)

                          20. Term Lease Supplement Agreements between IBM Credit Corporation and General Foods Bakery Companies, Inc. for various IBM hardware.(4)

                          21. Master Lease Agreement Schedule between Kraft General Foods, Inc. and Comdisco, Inc. for 2502 Router and 4000 Router (each on Schedule 18-SL30148-04).(4)

                          22. Master Equipment Lease Agreement between EMC Corporation and Lender's Bagel Bakery for DASD.(6)

                          23. Master Purchase Agreement Schedules between Norand Corporation and General Foods Bakery Companies, Inc. for Maintenance of Norand Hand-Held Computers, Printers and Communication Equipment.(6)

                          24. Schedule to Multinational Computer Products Purchase Agreement (CM 696) Exhibit VI (Addendum B) between Kraft Foods, Inc. and Hewlett-Packard Company.(4)

                          25. The following hedging and futures contract rights and obligations of the Sellers:

                         PERIOD                                                                           COVERED
                          COVER         COMMODITY          FUTURE MO         MEASURE       CONTRACTS       PRICE
                         -------        ---------          ---------         -------       ---------     ---------
                         1Q95           Cocoa Bean        Mar (H) 95        10 MT                 34        1,318
                                        Cocoa Bean        May (K) 96        10 MT                 17        1,347
                                                                                           ---------     --------

                                                                                                  51        1,327

                          26. Contract rights and obligations of the Sellers under outstanding purchase orders entered into in the ordinary course of business or at the request of Buyer (including without limitation the purchase orders described on Schedule 2 attached to this Amendment), to the extent that such contract rights and obligations were obtained or incurred in connection with the conduct of the Business.

                          27. Bank Card Merchant Agreement, Account Reconcilement Services Agreement, and Lockbox Agreements for all boxes between Kraft Foods, Inc. and Bank of America.

                          28. Special Depository Agreement and Cash Vault Deposit Agreement between Kraft Foods, Inc. and Bank of America, NM.

                          29. Check Cashing Indemnity Letter between Kraft Foods, Inc. and Barnett Bank.

                          30. Night Depository Service Agreement between Kraft Foods, Inc. and BayBank.

                          31. Carrier Agreement, Special Night Depository Agreement and Letter Authorizing Deposits in Bulk Subject to Count between Kraft Foods, Inc. and Chemical Bank, N.A.

                          32. After Hour Depository Agreement between Kraft Foods, Inc. and Chase Lincoln First.

                          33. Night Depository Service Agreement between Kraft Foods, Inc. and CFX Bank.

                          34. Night Depository Agreement and Check Cashing Indemnity Letter between Kraft Foods, Inc. and First Fidelity.

                          35. Night Depository Agreement between Kraft Foods, Inc. and First NH Bank.

                          36. Special Depository Agreement and Night Depository Agreement (two) between Kraft Foods, Inc. and First Interstate Bank.

                          37. Night Depository Agreements (8 various formats) and Check Cashing Indemnity Letter between Kraft Foods, Inc. and Fleet Bank.

                          38. Lockbox Agreements for all boxes between Kraft Foods, Inc. and Mellon Bank.

                          39. Check Cashing Indemnity Letter between Kraft Foods, Inc. and The Merchants Bank, Vermont.

                          40.     Account Reconciliation Service Night
                                  Depository, Disposable Bags Corporate
                                  Depository's Agreement, Post Verification/
                                  Night Depository and Payroll Check Cashing
                                  Indemnity Letter between Kraft Foods, Inc.
                                  and NationsBank, Florida.

                          41. Night Depository Agreement Bank Account between Kraft Foods, Inc. and Nationsbank, Texas.

                          42. Night Depository Agreements (7 various formats), Payroll Check Cashing Indemnity Letter and Lockbox Agreements for all boxes between Kraft Foods, Inc. and NationsBank, Georgia.

                          43. Night Depository Agreement between Kraft Foods, Inc. and Seafirst.

                          44. Night Depository/Bulk Deposit Agreement between Kraft Foods, Inc. and Shawmut Bank.

                          45. Payroll Check Cashing Indemnity Letter Night Depository Agreement between Kraft Foods, Inc. and Sun Bank.

                          46. Lockbox Agreements for all boxes between Kraft Foods, Inc. and Wachovia.

                          47. Co-Packing Agreement between General Foods Bakery Companies, Inc. and Gold Coast Bakery Company, Inc. (dated March 13, 1995).

                          48.     Schedules to Master Agreement for
                                  Maintenance, Dedicated Service, and Site
                                  Administration between American Telephone &
                                  Telegraph Company and Kraft General Foods,
                                  Inc.(4)

                          49. Schedules to Master Equipment Lease Agreement between AT&T Credit Corporation and Kraft Inc.(4)"

                 15. Schedule 1(d) to the Purchase Agreement is hereby amended by replacing the word "Peter" with the word "Pete" in item 9 therein.

                 16.      Schedule 1(g) to the Purchase Agreement is hereby
amended by:

                          a. adding to the end of item 2 therein the words "and QUICK SCHEDULER"; and

                          b. adding the following item to the list contained therein captioned "Computer Software":

                                  "15.     Agreement between Hawkeye
                                           Information Systems, Inc. and
                                           General Foods Bakery Companies, Inc.
                                           for PATHFINDER SERVICES."

                 17. Schedule 4(a)(ii) to the Purchase Agreement is hereby amended by:

                          a. deleting item 6 from the list contained therein (and renumbering the items therein accordingly); and

                          b. adding the following items to the list contained therein captioned "Seller Conflicts" (assuming the renumbering described in "a" above):

                                  "10. Lease Agreement between Entenmann's, Inc. and Stanley Thomson for 355 East 76th Avenue; Anchorage,
                                           Alaska(1)


                                  11. Lease Agreement between Entenmann's, Inc. and Albrecht, Incorporated for 154 East Avenue; Tallmadge, Ohio(1)

                                  12.      Sublease Agreement between
                                           Entenmann's, Inc. and Supermarkets
                                           General Corporation for the property
                                           located at White Plains Road and
                                           Cypress Road; Eastchester, New
                                           York.(1)

                                  13. Lease Agreement between Entenmann's, Inc. and Patrick Koenig and Richard Johnson for 3215 South Dixie
                                           Highway; West Palm Beach,
                                           Florida.(1)

                                  14. Lease Agreement between Entenmann's, Inc. and Electroservice Laboratories for 2880 Seaborg Avenue; Ventura, California.(1)

                                  15. Lease Agreement between Entenmann's, Inc. and Zephyer Properties, Inc. for 245 S. Spruce Avenue; San
                                           Francisco, California.(1)"

                          c. adding to the end of item 17 therein the words "and QUICK SCHEDULER";

                          d. replacing the words "Bankers Life Company" in the last sentence of item 37 contained therein with the words, "Principal Financial Group (successor-in-interest to Bankers Life Company), and Northlake Associates Limited Partnership (assignee of Third Swansea Properties, Inc.)" ; and

                          e. adding the following items to the list contained therein captioned "Seller Conflicts" (assuming the renumbering described in "a" above):

                                  "43.     Master Lease Agreement Schedule
                                           between Kraft General Foods, Inc.
                                           and Comdisco, Inc. for 2502 Router
                                           and 4000 Router (each on Schedule
                                           18-SL30148-04).(5)

                                  44.      Master Purchase Agreement Schedules
                                           between Norand Corporation and
                                           General Foods Bakery Companies, Inc.
                                           for Maintenance of Norand Hand-Held
                                           Computers, Printers and
                                           Communication Equipment.(6)

                                  45.      Schedule to Multinational Computer
                                           Products Purchase Agreement (CM 696)
                                           Exhibit VI (Addendum B) between
                                           Kraft Foods, Inc. and
                                           Hewlett-Packard Company.(5)

                                  46.      Agreement between Hawkeye
                                           Information Systems, Inc. and
                                           General Foods Bakery Companies, Inc.
                                           for Pathfinder Services.(6)

                                  47.      Bank Card Merchant Agreement,
                                           Account Reconcilement Services
                                           Agreement, and Lockbox Agreements
                                           for all boxes between Kraft Foods,
                                           Inc. and Bank of America.(2)

                                  48.      Night Depository Agreements (8
                                           various formats) between Kraft
                                           Foods, Inc. and Fleet Bank.(2)

                                  49.      Night Depository Agreements (7
                                           various formats) between Kraft
                                           Foods, Inc. and NationsBank,
                                           Texas.(2)

                                  50.      Night Depository/Bulk Deposit
                                           Agreement between Kraft Foods, Inc.
                                           and Shawmut Bank.(2)

                                  51. Co-Packing Agreement between General Foods Bakery Companies, Inc. and Gold Coast Bakery Company, Inc. (dated March 13, 1995).

                                  52.      Schedules to Master Agreement for
                                           Maintenance, Dedicated Service, and
                                           Site Administration between American
                                           Telephone & Telegraph Company and
                                           Kraft General Foods, Inc.(5)

                                  53.      Schedules to Master Equipment Lease
                                           Agreement between AT&T Credit
                                           Corporation and Kraft Inc.(5)"

                 18. Schedule 4(c) to the Purchase Agreement is hereby amended by adding the following to the list contained therein captioned "States of Incorporation and Jurisdictions of Qualification":

                          "HUDSON PROCESSING, INC.

                          State of Incorporation:
                          Delaware
                          States where qualified to do business:
                          New York"

                 19. Schedule 4(d) to the Purchase Agreement is hereby amended by

                 a. replacing the word "Subsidiaries" in the caption thereto with the word "Subsidiary"; and

                  b. adding the following to the list contained therein captioned "Authorized Capital Stock of the Companies and Subsidiary and Record Owners":

                          "HUDSON PROCESSING, INC.

                          Common Stock, $1.00 par value per share
                          1,000 shares authorized
                          1,000 shares outstanding
                          Kraft Foods, Inc.         1,000 shares"

                        20. Schedule 4(g)-1 to the Purchase Agreement is hereby amended by deleting item 5 of the list contained therein entitled "Footnotes," and adding the following item:

                                "5.      Kraft Foods, Inc. is in the process
                                         of transferring this property to
                                         Entenmann's, Inc.  This transfer
                                         will be complete by the Closing."

                        21. Schedule 4(g)-3 to the Purchase Agreement is hereby amended by deleting items 37 and 67 of the list captioned "Schedule of Material Leases."

                        22. Schedule 4(h) to the Purchase Agreement is hereby amended by:

                                a.       replacing the words "Not yet
                                         available" with the number "497,577"
                                         in item 2 of the chart contained
                                         therein captioned "U.S. PATENT
                                         APPLICATIONS";


                                b.       replacing the words "Process for
                                         Making a Micromilled Cocoa
                                         Composition and a Micromilled Cocoa
                                         Composition" with the words "Food
                                         Modifier and Process for Making
                                         Same" in item 1 of the chart
                                         contained therein captioned "FOREIGN
                                         PATENTS";

                          c.      adding the following item to the
                                  chart contained therein captioned
                                  "FOREIGN PATENTS" following item 23
                                  therein:

                     Germany         Not yet             Cake Icing Composition Utilizing a    Not yet
                                     available           Food Modifying Composition and        available
                                                         Process for Making Same

                          d. replacing the words "Process for Making a Micromilled Cocoa Composition and a Micromilled Cocoa Composition" with the words "Food Modifier and Process for Making Same" in item 31 of the chart contained therein captioned "FOREIGN PATENTS";

                          e. replacing the words "Process for Making a Micromilled Cocoa Composition and a Micromilled Cocoa Composition" with the words "Food Modifier and Process for Making Same" in item 10 of the chart contained therein captioned "FOREIGN PATENT APPLICATIONS";

                          f. replacing the word "Columbia" with the word "Colombia" and replacing the words "Process for Making a Micromilled Cocoa Composition and a Micromilled Cocoa Composition" with the words "Food Modifier and Process for Making Same" in item 11 of the chart contained therein captioned "FOREIGN PATENT APPLICATIONS";

                          g. deleting the words "Low Fat Chocolaty Chip with Hydrated Micro Particles of Cocoa" from item 12 of the chart contained therein
                                  captioned "FOREIGN PATENT APPLICATIONS";

                          h. deleting item 19 from the chart contained therein captioned "FOREIGN PATENT APPLICATIONS";

                          i. replacing the words "Process for Making a Micromilled Cocoa Composition and a Micromilled Cocoa Composition" with the words "Food Modifier and Process for Making Same" in item 22 of the chart contained therein captioned "FOREIGN PATENT APPLICATIONS";

                          j. deleting the words "Low Fat Chocolaty Chip with Hydrated Micro Particles of Cocoa" from item 24 of the chart contained therein
                                  captioned "FOREIGN PATENT APPLICATIONS";

                          k. replacing the words "Process for Making a Micromilled Cocoa Composition and a Micromilled Cocoa Composition" with the words "Food Modifier and Process for Making Same" in item 26 of the chart contained therein captioned "FOREIGN PATENT APPLICATIONS";

                          l. replacing the number "9202740" with the number "92,2740" and replacing the words "Process for Making a Micromilled Cocoa Composition and a Micromilled Cocoa Composition" with the words "Food Modifier and Process for Making Same" in item 28 of the chart contained therein captioned "FOREIGN PATENT APPLICATIONS";

                          m. replacing the words "Process for Making a Micromilled Cocoa Composition and a Micromilled Cocoa Composition" with the words "Food Modifier and Process for Making Same" in items 29 and 31 of the chart contained therein captioned "FOREIGN PATENT APPLICATIONS";

                          n. deleting the words "Low Fat Chocolaty Chip with Hydrated Micro Particles of Cocoa" from items 32 and 34 of the chart contained therein captioned "FOREIGN PATENT APPLICATIONS";

                          o. replacing the words "Process for Making a Micromilled Cocoa Composition and a Micromilled Cocoa Composition" with the words "Food Modifier and Process for Making Same" in item 38 of the chart contained therein captioned "FOREIGN PATENT APPLICATIONS";

                          p. adding the following item to the chart contained therein captioned "U.S. TRADEMARKS" following item 2 therein:

                        BOBOLI**         1,864,843            Sauces, excluding         August 19, 1993
                                                              apple and cranberry
                                                              sauces

                          q. deleting the asterisk next to "Oroweat Foods Company/Aliments Oroweat et Cie" in item 7 and the corresponding footnote at the bottom of the page from the chart contained therein captioned "TRADE NAMES";

                          r. replacing "14" with "19" and "24" with "29" in item 1 of the chart contained therein captioned "SOFTWARE";

                          s. adding the following items to the end of item 2 of the chart contained therein captioned "SOFTWARE":

                                  "h.   Miscellaneous

                                        i.      "Librarian" (Applied Data
                                                 Research, now Computer
                                                 Associates)

                                        ii.     "ACF2" (Cambridge Systems
                                                 Group, now Computer Associates)

                                        iii.    "Bundl/VTAM View" (Legent, now
                                                Computer Associates)

                                        iv.     "ZARA, ZEBE and ZEKE" (Altai)

                                        v.      "Consumer Services" (American
                                                Transtek)"

                 23. Schedule 4(i)(viii) to the Purchase Agreement is hereby amended by:

                 a.       deleting items 6, 9, 10, 16, 21, 26, 29, 33, 47, 49,
54, 55, 66, 67, 75, 77, 79, 81, and 82 from the list contained therein captioned "Material Contracts" (and renumbering the items therein accordingly); and

                 b. adding to the list contained therein captioned "Material Contracts", the following (assuming the renumbering described in "a" above):

                          "69. Distributor's Appointment and Agreement between E&H Distributing Co., Inc. and Boboli Co. (dated January 25, 1989).

                          70. Co-Packing Agreement between General Foods Bakery Companies, Inc. and Gold Coast Baking Company, Inc. (dated March 13, 1995).

                          71. Distributor's Appointment and Agreement between Entenmann's, Inc. and Northern Sales Co. of Alaska, Inc. (dated March 1, 1995).

                          72. Distributor's Appointment and Agreement between Entenmann's, Inc. and P&P Distributors (dated February 22, 1993).

                          73. Distributor's Appointment and Agreement between Entenmann's, Inc. and DBR Distributing (dated June 5, 1995).

                          74. Distributor's Appointment and Agreement between Entenmann's, Inc. and Mark's Distributing Co. (dated November 4, 1993).

                          75. Distributorship Agreement between Oroweat Foods Company (Entenmann's, Inc.) and Juan Aguayo (dated August 25, 1995).

                          76. Distributorship Agreement between Oroweat Foods Company (Entenmann's, Inc.) and Jim Bullock (dated February 15, 1993).

                          77. Distributorship Agreement between Oroweat Foods Company (Entenmann's, Inc.) and Larry Conlee (dated March 28, 1990).

                          78. Distributorship Agreement between Oroweat Foods Company (Entenmann's, Inc.) and Hobie Dennis (dated July 5, 1993).

                          79. Distributorship Agreement between Oroweat Foods Company (Entenmann's, Inc.) and S.T. Figuero (dated December 1, 1990).

                          80. Distributorship Agreement between Oroweat Foods Company (Entenmann's, Inc.) and James
                                  B. Hurst (dated September 16, 1991).

                          81. Distributorship Agreement between Oroweat Foods Company (Entenmann's, Inc.) and Joe Huval (dated February 1, 1991).

                          82. Distributorship Agreement between Oroweat Foods Company (Entenmann's, Inc.) and Bobby Irvan (dated March 28, 1990).

                          83. Distributorship Agreement between Oroweat Foods Company (Entenmann's, Inc.) and Bill Johnson (dated May 16, 1988).

                          84. Distributorship Agreement between Oroweat Foods Company (Entenmann's, Inc.) and Jay Kilpatrick (dated July 3, 1995).

                          85. Distributorship Agreement between Oroweat Foods Company (Entenmann's, Inc.) and Sam Lacy (dated January 23, 1995).

                          86. Distributorship Agreement between Oroweat Foods Company (Entenmann's, Inc.) and David Law (dated October 17, 1994).

                          87. Distributorship Agreement between Oroweat Foods Company (Entenmann's, Inc.) and Charles Linville (dated December 17, 1990).

                          88. Distributorship Agreement between Oroweat Foods Company (Entenmann's, Inc.) and Joyce McLemore (dated July 10, 1995).

                          89. Distributorship Agreement between Oroweat Foods Company (Entenmann's, Inc.) and Robert Moles (dated March 28, 1990).

                          90. Distributorship Agreement between Oroweat Foods Company (Entenmann's, Inc.) and Charles
                                  R. Nation, Jr. (dated September 7, 1993).

                          91. Distributorship Agreement between Oroweat Foods Company (Entenmann's, Inc.) and Danny Owen (dated December 1, 1990).

                          92. Distributorship Agreement between Oroweat Foods Company (Entenmann's, Inc.) and Roy Rafield (dated March 8, 1993).

                          93. Distributorship Agreement between Oroweat Foods Company (Entenmann's, Inc.) and Elvis Sneathern (dated March 6, 1995).

                          94. Distributorship Agreement between Oroweat Foods Company (Entenmann's, Inc.) and Matthew Cena (contract approved, awaiting final execution).

                          95. Distributorship Agreement between Oroweat Foods Company (Entenmann's, Inc.) and James Rouse (contract approved, awaiting final execution).

                          96. Distributorship Agreement between Oroweat Foods Company (Entenmann's, Inc.) and Ron Woosley (contract approved, awaiting final execution).

                          97. Distributorship Agreement between Oroweat Foods Company (Entenmann's, Inc.) and Arctic Sun Distributors (undated).

                          98. Distributorship Agreement between Oroweat Foods Company (Entenmann's, Inc.) and Great Alaskan Food Co. (undated).

                          99. Distributorship Agreement between Oroweat Foods Company (Entenmann's, Inc.) and Greatland/Bob's Distributor (undated).

                          100. Distributorship Agreement between Oroweat Foods Company (Entenmann's, Inc.) and Northern Sales Co. (undated).

                          101. Distributorship Agreement between Oroweat Foods Company (Entenmann's, Inc.) and Bob Royall (undated).

                          102. Distributorship Agreement between Oroweat Foods Company (Entenmann's, Inc.) and Williams Baking Co. (undated).

                          103. Distributorship Agreement between Oroweat Foods Company (Entenmann's, Inc.) and Smith Distributors (undated).

                          104. Distributorship Agreement between Oroweat Foods Company (Entenmann's, Inc.) and Idaho Bread and Pastry (undated).

                          105. Distributorship Agreement between Oroweat Foods Company (Entenmann's, Inc.) and P&P Distributing/Bob Perata (undated).

                          106. Distributor's Appointment and Agreement between Entenmann's, Inc. and Juan Aguayo (dated August 28, 1995).

                          107. Distributor's Appointment and Agreement between Entenmann's, Inc., on behalf, and for the benefit of, its Oroweat Foods Company Division and Jim Bullock (dated April 23,
                                  1992).

                          108. Distributor's Appointment and Agreement between Entenmann's Inc. and Larry Conlee (dated March 28, 1990).

                          109. Distributor's Appointment and Agreement between Entenmann's, Inc. and Hobie Dennis (dated July 5, 1993).

                          110. Distributor's Appointment and Agreement between Entenmann's, Inc. and S.T. Figuero (dated December 1, 1990).

                          111. Distributor's Appointment and Agreement between Boboli Co. and S.T. Figuero (dated December 1, 1990).

                          112. Distributor's Appointment and Agreement between Entenmann's, Inc. and James B. Hurst (dated September 16, 1991).

                          113. Distributor's Appointment and Agreement between Boboli Co. and James B. Hurst (dated September 16, 1991).

                          114. Distributor's Appointment and Agreement between Entenmann's, Inc. and Bobby Irvan (dated March 28, 1990).

                          115. Agreement for the Distribution of Oroweat Foods Company Products between Oroweat Foods Company and Bill Johnson (dated May 16,
                                  1988).

                          116. Distributor's Appointment and Agreement between Entenmann's, Inc. and Jay Kilpatrick (dated July 3, 1995).

                          117. Distributor's Appointment and Agreement between Entenmann's, Inc. and Sam Lacy (dated January 23, 1995).

                          118. Distributor's Appointment and Agreement between Entenmann's, Inc. and David Law (dated October 17, 1994).

                          119. Distributor's Appointment and Agreement between Entenmann's, Inc. and Charles Linville (dated December 17, 1990).

                          120. Distributor's Appointment and Agreement between Boboli Co. and Charles Linville (dated December 17, 1990).

                          121. Distributor's Appointment and Agreement between Boboli Co. and Joyce McLemore (dated July 10, 1995).

                          122. Distributor's Appointment and Agreement between Entenmann's, Inc. and Charles R. Nation, Jr. (dated September 7, 1993).

                          123. Distributor's Appointment and Agreement between Boboli Co. and Danny Owen (dated December 1, 1990).

                          124. Distributor's Appointment and Agreement between Entenmann's, Inc. and Danny Owen (dated August 17, 1992).

                          125. Distributor's Appointment and Agreement between Entenmann's, Inc. and Elvis Sneathern (dated March 6, 1995).

                          126. Distributor's Appointment and Agreement between Entenmann's, Inc. and Royal Enterprises (dated September 1, 1987)."

                 24.      Schedule 4(j) to the Purchase Agreement is hereby
amended by:

                          a. replacing the caption thereto "Litigation(1)" with the caption "Pending Lawsuits and Claims(1)";

                          b. adding the words "or State Agency" between the words "Commission" and "Claims" in the caption to item I.A. therein;

                          c. replacing the word "suit" with the word "charge" in items 1, 3-16, and 18-20 of the list contained therein captioned "I.A. Equal Employment Opportunity Commission Claims";

                          d. adding to the end of item 2 of the list captioned "I.A. Equal Employment Opportunity Commission Claims," the words "discrimination charge based on disability brought against Entenmann's, Inc. re: Entenmann's failure to reinstate claimant to job of Route Sales Representative, dated June 6, 1995."

                          e. adding to the end of item 14 of the list contained therein captioned "I. A. Equal Opportunity Commission Claims", the words "Dismissed, no cause 6/27/95."

                          f. adding to the end of item 17 of the list captioned "I.A. Equal Employment Opportunity Commission Claims," the words "Additional attorney letter received re: threatened filing of a lawsuit, dated August 17, 1995." and replacing the word "suit" with the word "charge" therein;

                          g. adding the following items to the list contained therein captioned "I.A. Equal Employment Opportunity Commission Claims":

                                  "22.     Robert Taaffe:  age discrimination
                                           charge brought against Entenmann's
                                           Inc. re: termination, dated August
                                           22, 1995.

                                  23. Anna Lynn Aloia: sex discrimination charge brought against Entenmann's, Inc. re: alleged harassment and constructive discharge, dated August 16, 1995.

                                  24.      Carey LaFleur:  sex discrimination
                                           charge brought against
                                           Bouyea-Fassetts Bakery re: alleged
                                           environmental and quid pro quo
                                           sexual harassment, dated August 21,
                                           1995.

                                  25.      Israel James:  race discrimination
                                           charge brought against Entenmann's,
                                           Inc. re: termination, dated August
                                           8, 1995."

                          h. adding the following item to the list contained therein captioned "I.B. Employment Litigation Other Than Workmen's
                                  Compensation":

                                  "8.      John Doe v. Philip Morris/General
                                           Foods d/b/a Entenmann's, Inc. and
                                           Food Driver Salesmen, Dairy and Ice
                                           Cream Workers, Local No. 463, re:
                                           alleged discrimination based on
                                           blood trait, alleged discrimination
                                           based on employee's claim for
                                           worker's compensation benefits, and
                                           union's failure to fairly
                                           represent."

                          i. adding the following items to the list contained therein caption "I.C. National Labor Relations Board Matters(2)":

                                  "6.      Bakery Drivers Local 550, I.B.T.V.
                                           Charles Freihofer Baking Co., Inc.
                                           re: petition for recognition of
                                           petitioner as certified
                                           representative of group of employees
                                           at New Paltz, New York depot, dated
                                           August 7, 1995.  (See Schedule 5(b))
                                           (NLRB Case No. 3-RC-10303).

                                  7. Petition for representation filed by IBEW Local 2066 seeking to represent shippers at the South Plainfield, N.J. depot (NLRB Case No.
                                           22-RC-11113).

                                  8.       Teamsters Local 550 v. Charles
                                           Freihofer Baking Company Co. re:
                                           discharge of Craig Salcido from
                                           employment at Goshen, New York
                                           Freihofer depot, allegedly due to
                                           Salcido's union activity (NLRB Case
                                           No. 2-CA-28685)."

                          j. adding to the end of item 1 of the list contained therein captioned "I. D. Labor Arbitrations," the words "Settled by hearing by agreement."

                          k. deleting item 3 from the list contained therein captioned "I.D. Labor Arbitrations," and adding to the list the following items:

                                  "7. Duane Hull: re: employee suspended for 4 hours after being observed drinking at lunch in tavern across from plant.

                                  8.       Arbitration demand filed at
                                           Freihofers NYERB Case No. AP95-71
                                           re:  claim of excessive overtime.

                                  9.       BCTWU, Local 50 v. Freihofer Baking
                                           Co.  re: alleged inequality in
                                           offering overtime to employee Ken
                                           Smith based on seniority, dated
                                           August 2, 1995.

                                  10.      Donna Carta re: employee terminated
                                           for failure to follow regulations
                                           and cash handling procedures."

                          l. adding to the end of item 3 of the list contained therein captioned "I. E. Attorney Letters," the words "Private Settlement reached 9/26/95."

                          m. deleting items 6 and 10 from the list contained therein captioned "I.E. Attorney Letters and Other Possible or Threatened Claims"

                                  (and renumbering the items therein
                                  accordingly) and adding the following items
                                  (assuming the renumbering described above):

                                  "12. Claim by Frank Chrysler, Employee of Charles Freihofer Baking Company at Albany location alleging discharge for racial reasons and in retaliation for filing of workers compensation claim.

                                  13.      Possible suit by collection agency
                                           against Entenmann's, Inc. re:  funds
                                           which should have been withheld from
                                           paycheck of employee Jorge Perez
                                           between November 1994 and August
                                           1995.  Entenmann's, Inc. did not
                                           withhold funds, based on notice that
                                           Perez had filed for bankruptcy.
                                           Bankruptcy filing had never
                                           occurred.

                                  14.      Attorney letters dated September 7,
                                           1995 and September 22, 1995 re:
                                           alleged sexual harassment of
                                           employee Judith Matthews.

                                  15.      Attorney letter received on
                                           September 26, 1995 re: Oroweat
                                           employee D. Sanford."

                          n. adding the following items to the list contained therein captioned "II.D. Miscellaneous Litigation and Other Claims":

                                  "13.     Mitchell Distributing, Inc. v.
                                           Entenmann's, Inc., re:  claims for
                                           losses due to transfer of accounts
                                           to other parties, and loss of
                                           Chattanooga market, dated August 16,
                                           1995.

                                  14.      Beier Enterprises, Inc. v.
                                           Entenmann, Inc./Oroweat Foods
                                           Company, re:  claim that alleged
                                           cessation of bread
                                           delivery by Company constituted
                                           unfair trade practices in violation
                                           of law and resulted in losses to
                                           distributor, dated September 21,
                                           1995.

                                  15. State of New York v. Wray re: buyout of Wait Road superfund site in Clifton, New York. Consent decree entered. Deminimus buyout payment of $2,500 has been made. Possible re- opener.

                                  16.      U.S. v. Pierce re: contribution
                                           action for York Oil site in Moira,
                                           New York.  Consent decree signed.
                                           Pending payment of approximately
                                           $80,000 due after entry."

                 25. Schedule 4(k) to the Purchase Agreement is hereby amended by adding the following item to the list contained therein:

                          "2. Estimated operating results for Kraft Foods Bakery Division since June 1995 are as follows: (a) volume: 49.0mm (7/95), 48.2mm
                                  (8/95) and 61.3mm (9/95); (b) revenue:
                                  $87.9mm (7/95), $86.8mm (8/95) and $110.3mm
                                  (9/95); and (c) income from operations:
                                  $6.3mm (7/95), $4.0mm (8/95) and $7.3mm
                                  (9/95).  Note that 9/95 data represent
                                  "flash" estimates."

                 26. Schedule 4(l)(ii) to the Purchase Agreement is hereby amended by adding to the list captioned "Environmental Matters," the following items:

                          "4. Sampling of two underground diesel storage tanks under the Montebello, California facility conducted on August 25, 1995 indicated contamination at one of the tanks. Next steps and costs have not yet been finalized.

                          5. The Montebello Bakery is currently under a "Demonstration" period with the County Sanitation District of Los Angeles as a result of exceeding allowable (permitted) discharges during the 1993- 1994 reporting period. Should waste water discharges not achieve allowable levels from July 1, 1995 to June 30, 1996, a connection fee of $743,000 will be due."

                 27. Schedule 4(m) to the Purchase Agreement is hereby amended by deleting item 43 of the list contained therein captioned "Employee Benefit Plans".

                 28. Schedule 7(f) to the Purchase Agreement is hereby amended by replacing the word "Peter" with the word "Pete" in item 5 of the list contained therein captioned "Guaranties."

                 29. Schedule 8(a) to the Purchase Agreement is hereby amended by

                          a. replacing the words "Software License Agreement between" with the words "Marketing Information Supplier Alliance Agreement (including Software License) between A.C." and deleting the words "for 'Nielsen'" in item 11 of the list therein captioned "Shared Contracts"; and

                          b. adding the following items to the list contained therein captioned "Shared Contracts":

                                  "47.     Basic Agreement for Permanent
                                           License of Proprietary Software
                                           Products between Applied Data
                                           Research, Inc. and General Foods for
                                           "Librarian."

                                  48.      License Agreement and Maintenance
                                           Agreement between The Cambridge
                                           Systems Group, Inc. and General
                                           Foods Corporation for "ACF2".

                                  49.      Software License Agreement between
                                           Legent Corporation and Kraft General
                                           Foods, Inc. for "Bundl/VTAM View."

                                  50.      Software License Agreement between
                                           Altai, Inc. and Kraft General Foods,
                                           Inc. for "ZARA, ZEBE and ZEKE."

                                  51.      Consumer Response Supplier Alliance
                                           Agreement between American
                                           Transtech, Inc. and Kraft General
                                           Foods, Inc.

                                  52.      Sungard Master Disaster Recovery
                                           Services Agreement between Sungard
                                           Recovery Services Inc.  and Kraft
                                           General Foods, Inc.

                                  53.      Focus System License Agreement
                                           between Information Builders Inc.
                                           and Kraft, Inc. for 'Focus
                                           Database'."

                 30. Schedule 8(f)-1 to the Purchase Agreement is hereby amended by adding the following item to the list contained therein captioned "Retained Employees(1)":

                          "uu. Helm, Henry
                          vv. Eustace, Jack"

                 31. Schedule 8(f)-2 to the Purchase Agreement is hereby amended by replacing the words "Others(1)" with the words "Kuntz, James(1)" in item 6 of the list contained therein captioned "Transferred Employees."

                 32. Schedule 8(f)-3 to the Purchase Agreement is hereby amended by adding the following to the list contained therein captioned "Offered Employees":

                 "ADDENDUM TO PART A
                  ------------------
                  Employee Name                          Job Title              Payroll Classification
                  -------------                          ---------              ----------------------
                  Alissa Thorne                          HR Administrator       Salary/Non-Exempt
                  Katharine Dill                         A/P Clerk              Salary/Non-Exempt
                  Jim Kuntz                              Business Unit Mgr.     Salary/Exempt
              *   Edwin Sugay                            Payroll Clerk
              *   Renate Mosher                          Cost Acctg Sup

                  ADDENDUM TO PART B
                  Employee Name                          Job Title              Payroll Classification
                  -------------                          ---------              ----------------------
                  Rufus Kenyan                           Boiler Tech            Hourly
                  David Vejvoda                          Boiler Tech            Hourly
                  Sal Anaya                              Boiler Tech            Hourly
                  Silverio Guerra                        Boiler Tech            Hourly
                  Carl Neeley                            Electrician            Hourly
                  Steve Stevenson                        Machinist              Hourly
                  David Van                              Building/Grounds Tech  Hourly
                  Tina Chamberlain                       Purchasing             Hourly
                  Ellie Shaw                             Sanitation Tech        Hourly
                  Billy Stokes                           Quality Technician     Hourly

                  -------------------------------------
                  * Available for employment by CPC on 1/1/96.  May be hourly or salaried."

         33.      Schedule 8(h) to the Purchase Agreement is hereby amended by:

                  a. deleting the words "Base Bakery System - Integrated Application Portfolio that manages bakery ordering, intercompany ordering, production bake, vendor product sourcing, product availability, product authorization, product pricing, distribution, truck cubing, Norand functions, SLF/RMS functions, A/R Interface, Settlement, Customer History Analysis, Sales Reporting" from the list contained therein captioned "Proprietary Software"; and

                  b. adding the following words to the end of the list contained therein captioned "Proprietary Software":

                  ITV -        Intercompany Transfer Voucher System

                  CWIP -       Capital Project Financial Tracking System

                  S-Print -    PRINT function used in Accounts Payable and
                               General Ledger

                  PAMI -       Packaging and Material Inventory System

         34. Schedule 10(k) to the Purchase Agreement is hereby amended by deleting items 1 and 2 of the list contained therein captioned "Safe Harbor Leases" (and renumbering the items therein accordingly).

         35. The parties hereto acknowledge that the updated and amended Schedules to the Purchase Agreement which are attached to this Amendment No. 1 shall replace the corresponding original Schedules attached to the Purchase Agreement and that all other original Schedules shall remain unchanged.

                 Except as expressly set forth herein, no change is made hereby to the terms and provisions of the Purchase Agreement and as amended hereby the Purchase Agreement shall remain in full force and effect.

                           *     *     *     *     *

                 IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first written above.


                              KRAFT FOODS, INC.



                              By:
                                 -------------------------
                                    Name:
                                    Title:


                              KRAFT FOODS BAKERY COMPANIES, INC.



                              By:
                                 -------------------------
                                    Name:
                                    Title:


                              CPC INTERNATIONAL INC.



                              By:
                                 -------------------------
                                    Name:
                                    Title:


                              CPC BAKING CO., INC.



                              By:
                                 -------------------------
                                    Name:
                                    Title: